                                                     Registration Nos. 033-07647
                                                                       811-04782

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       [X]
Pre-Effective Amendment No.                                                  [ ]
Post-Effective Amendment No. 83                                              [X]
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]
Amendment No. 84                                                             [X]
(Check appropriate box or boxes)

                              HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                                Walter B. Grimm
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                    (Name and address of agent for service)
                  Please send copies of all communications to:

                                David J. Harris
                                  Dechert LLP
                              1775 I Street, N.W.
                          Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on November 1, 2003 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on [DATE] pursuant to paragraph (a) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                EXPLANATORY NOTE

This post-effective amendment No. 83 to the Registrant's registration statement on Form N-1A (File Nos., 033-7647 and 811-04782) (the "Registration Statement") incorporates by reference the prospectus and statements of additional information describing the HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, and HSBC Investor Opportunity Fund as filed with the SEC pursuant to Rule 485(b) under the Securities Act of 1933 on February 28, 2003; and (ii) the prospectus and statements of additional information describing the HSBC Investor Value Fund and HSBC Investor Growth Fund as filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933 on August 8, 2003.

PROSPECTUS


[GRAPHIC]


HSBC INVESTOR FUNDS


NOVEMBER 1, 2003


HSBC INVESTOR
MONEY MARKET FUND

HSBC INVESTOR
CASH MANAGEMENT FUND

HSBC INVESTOR
U.S. GOVERNMENT
MONEY MARKET FUND

HSBC INVESTOR
NEW YORK TAX-FREE
MONEY MARKET FUND

HSBC INVESTOR
U.S. TREASURY
MONEY MARKET FUND

HSBC INVESTOR
CALIFORNIA TAX-FREE
MONEY MARKET FUND


HSBC INVESTOR FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC Investor Funds               Table of Contents


                              [GRAPHIC]  RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------------------------------
Carefully review this                           3  Overview
important section, which                        4  HSBC Investor Money Market Fund
summarizes each Fund's                          8  HSBC Investor Cash Management Fund
investments, risks, past                       11  HSBC Investor U.S. Government Money Market Fund
performance, and fees.                         15  HSBC Investor New York Tax-Free Money Market Fund
                                               19  HSBC Investor U.S. Treasury Money Market Fund
                                               23  HSBC Investor California Tax-Free Money Market Fund

                              [GRAPHIC]  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
------------------------------------------------------------------------------------------------------
Review this section for                        27  HSBC Investor Money Market Fund
information on investment                      28  HSBC Investor Cash Management Fund
strategies and risks.                          29  HSBC Investor U.S. Government Money Market Fund
                                               30  HSBC Investor New York Tax-Free Money Market Fund
                                               31  HSBC Investor U.S. Treasury Money Market Fund
                                               32  HSBC Investor California Tax-Free Money Market Fund
                                               33  General Risk Factors: All Money Market Funds
                                               34  Specific Risk Factors

                              [GRAPHIC]  FUND MANAGEMENT
------------------------------------------------------------------------------------------------------
Review this section                            35  The Investment Adviser
for details on                                 35  The Distributor and Administrator
the people and
organizations who provide
services to the Funds.

                              [GRAPHIC]  SHAREHOLDER INFORMATION
------------------------------------------------------------------------------------------------------
Review this section for                        36  Pricing of Fund Shares
details on how                                 36  Purchasing and Adding to Your Shares
shares are valued, and                         39  Selling Your Shares
how to purchase,                               41  Distribution Arrangements/Sales Charge
sell and exchange shares.                      44  Exchanging Your Shares
This section also describes                    45  Dividends, Distributions and Taxes
related charges and
payments of dividends
and distributions.

                              [GRAPHIC]  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
Review this section                            47  HSBC Investor Money Market Fund
for details on selected                        48  HSBC Investor U.S. Government Money Market Fund
financial statements                           49  HSBC Investor New York Tax-Free Money Market Fund
of the Funds.                                  50  HSBC Investor U.S. Treasury Money Market Fund
                                               51  HSBC Investor California Tax-Free Money Market Fund

                              [GRAPHIC]  TAX EQUIVALENT YIELD TABLES
------------------------------------------------------------------------------------------------------

HSBC Investor Funds
Risk/Return Summary and Fund Expenses  [GRAPHIC]


                                      OVERVIEW

THE FUNDS                             HSBC Investor Funds is a mutual fund family that offers a
                                      variety of separate investment portfolios ('Funds') each
                                      with individual investment objectives and strategies. This prospectus provides you with important information about the
                                      Money Market Funds.

                                      Each Fund offers five different classes of shares through
                                      this prospectus: Class A Shares ('Investor Shares'), Class B
                                      Shares, Class C Shares, Class D Shares ('Private Investors
                                      Shares'), and Class Y Shares. The HSBC Investor Money Market
                                      Fund, HSBC Investor Cash Management Fund, HSBC Investor U.S.
                                      Government Money Market Fund, and HSBC Investor U.S.
                                      Treasury Money Market Fund also offer Class I Shares
                                      ('Institutional Shares'). Each class of shares has different characteristics and is subject to different fees and
                                      expenses. The following pages of this prospectus will
                                      highlight these differences. Each Fund's Statement of
                                      Additional Information contains a more detailed discussion of the different classes of shares. Please read this
                                      prospectus and keep it for future reference.

                                      The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund
                                      shareholders. If there is a change in the investment
                                      objective or strategies of a Fund, shareholders should
                                      consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.

                                      AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA
                                      ('HSBC') AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL
                                      DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
                                      AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF
                                      YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
                                      MONEY BY INVESTING IN A FUND.

WHO MAY WANT TO INVEST?               Consider investing in a Fund if you are:

                                       Seeking preservation of capital

                                       Investing short-term

                                       Have a low risk tolerance

                                       Willing to accept lower potential returns in exchange for a high degree of safety

                                       Seeking tax-free income (New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund only)

                                      A Fund will not be appropriate for anyone:

                                       Seeking high total returns

                                       Pursuing a long-term goal or investment for retirement

                                       Investing through a tax advantaged retirement plan (New York
                                       Tax-Free Money Market Fund and California Tax-Free Money
                                       Market Fund)

                                       Who does not live in New York (New York Tax-Free Money
                                       Market Fund only)

                                       Who does not live in California (California Tax-Free Money
                                       Market Fund only)

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses  [GRAPHIC]

                                      HSBC INVESTOR MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the Money Market Fund is to
                                      provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the
                                      preservation of capital.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing the assets of the Fund in a portfolio of the
                                      highest quality money market instruments with maturities of
                                      397 days or less and a dollar-weighted average portfolio
                                      maturity of 60 days or less, and repurchase agreements with respect to these types of obligations.

                                      The Fund invests primarily in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate
                                      obligations, municipal obligations, and U.S. government
                                      securities.

                                      The Fund may invest without limit in the banking industry
                                      and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including the quality of the
                                      instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                      conditions.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Fund's investments in debt
                                      securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                      the value of the Fund's investments may rise.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Fund defaults on its
                                      financial obligation.

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses  [GRAPHIC]



The bar chart on this page shows the HSBC Investor Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I, and Class Y Shares, will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.

                                           PERFORMANCE BAR CHART AND TABLE

                                              Year-by-Year
                                              Total Returns
                                              as of 12/31
                                              for Class A
                                              Shares

                                              4.62%    5.77%   3.70%    1.33%

                                              1999     2000    2001     2002

                                          Of course, past performance does not
                                          indicate how the Fund will perform in
                                          the future.

                                            Best quarter:    Q4 2000 +1.50%
                                            Worst quarter:   Q4 2002 +0.28%

The table below lists the average annual total return for each class of shares for various time periods.

 AVERAGE ANNUAL
 TOTAL RETURNS (for
 the periods ended
 December 31, 2002)

                                          INCEPTION                     SINCE
                                            DATE         1 YEAR       INCEPTION
  CLASS A                               Nov. 13, 1998       1.33%        3.88%
  CLASS B (WITH APPLICABLE CDSC)        Apr. 4, 2001       -3.51%       -0.36%
  CLASS C (WITH APPLICABLE CDSC)        Mar. 23, 2001      -0.28%        1.43%
  CLASS D                               Apr. 1, 1999        1.48%        3.95%
  CLASS I                               Jan. 9, 2002          N/A        1.80%
  CLASS Y                               Nov. 12, 1998       1.74%        4.27%
  LIPPER MONEY MARKET FUNDS AVERAGE                         1.00%        3.69%*

As of December 31, 2002 the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were 0.97%, 0.37%, 0.37%, 1.12%, 1.48%, and 1.38%, respectively. For current yield information on the Fund, call 1-800-782-8183. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.

* Since October 31, 1998.

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses  [GRAPHIC]


                                FEES AND EXPENSES

As an investor in the HSBC Investor Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                    A SHARES    B SHARES   C SHARES   D SHARES    I SHARES     Y SHARES

Maximum sales charge (load)
on purchases                     None        None       None       None        None         None
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions            None       4.00%      1.00%       None        None         None
--------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)           None        None       None       None        None         None
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)                        A SHARES    B SHARES   C SHARES   D SHARES    I SHARES     Y SHARES

    Advisory Services           0.10%       0.10%      0.10%      0.10%       0.10%        0.10%
    Operational Support         0.10%       0.10%      0.10%      0.10%        None        0.10%
Total Management Fees           0.20%       0.20%      0.20%      0.20%       0.10%        0.20%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fee        0.00%*      0.75%      0.75%      0.00%*       None         None
--------------------------------------------------------------------------------------------------
    Shareholder servicing
    fees                        0.40%**     0.25%      0.25%      0.25%        None         None
    Other operating expenses    0.12%       0.12%      0.12%      0.12%       0.12%        0.12%
Total other expenses            0.52%       0.37%      0.37%      0.37%       0.12%        0.12%
--------------------------------------------------------------------------------------------------
Total Fund operating expense    0.72%       1.32%      1.32%      0.57%       0.22%        0.32%
    Fee waiver and/or expense
    reimbursement               0.00%       0.00%      0.00%      0.00%       0.02%***     0.00%
Net Fund operating expenses     0.72%       1.32%      1.32%      0.57%       0.20%        0.32%
--------------------------------------------------------------------------------------------------

  * There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

 ** The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

*** HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund. The expense limitation is contractual and shall be in effect until March 1, 2004.

The Fund offers six different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC Investor Money Market Fund
Risk/Return Summary and Fund Expenses   [GRAPHIC]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


EXPENSE EXAMPLE

                           1       3       5       10
                         YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 74    $230    $401    $  894
  -----------------------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION          $534    $618    $723    $1,274

     ASSUMING NO
     REDEMPTION          $134    $418    $723    $1,274
  -----------------------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION          $234    $418    $723    $1,590

     ASSUMING NO
     REDEMPTION          $134    $418    $723    $1,590
  -----------------------------------------------------
  CLASS D SHARES         $ 58    $183    $318    $  714
  -----------------------------------------------------
  CLASS I SHARES         $ 20    $ 69    $122    $  278
  -----------------------------------------------------
  CLASS Y SHARES         $ 33    $103    $180    $  406
  -----------------------------------------------------

HSBC Investor Cash Management Fund
Risk/Return Summary and Fund Expenses  [GRAPHIC]


                                    HSBC INVESTOR CASH MANAGEMENT FUND

INVESTMENT OBJECTIVE                The investment objective of the Cash Management Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the
                                    preservation of capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve its investment objective by
STRATEGIES                          investing the assets of the Fund in a portfolio of the
                                    highest quality money market instruments with maturities of
                                    397 days or less and a dollar-weighted average portfolio
                                    maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.

                                    The Fund invests primarily in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate
                                    obligations, municipal obligations, and U.S. government
                                    securities.

                                    The Fund may invest without limit in the banking industry
                                    and in commercial paper and short-term corporate obligations of financial institutions.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including the quality of the
                                    instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                    conditions.

                                    Interest Rate Risk: Changes in interest rates will affect
                                    the yield or value of the Fund's investments in debt
                                    securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                    the value of the Fund's investments may rise.

                                    Credit Risk: The Fund could lose money if the issuer of a
                                    fixed income security owned by the Fund defaults on its
                                    financial obligation.

PERFORMANCE BAR CHART               Because the Fund has no investment track record, it has no
AND TABLE                           performance information to compare against other mutual
                                    funds or a broad measure of securities market performance, such as an index.

HSBC Investor Cash Management Fund
Risk/Return Summary and Fund Expenses   [GRAPHIC]


                                             FEES AND EXPENSES

As an investor in the HSBC Investor Cash Management Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                       A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
Maximum sales charge (load) on
purchases                           None       None       None       None       None       None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions               None      4.00%      1.00%       None       None       None
-------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)              None       None       None       None       None       None
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)                  A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
    Advisory Services               0.10%      0.10%      0.10%      0.10%      0.10%      0.10%
    Operational Support             0.10%      0.10%      0.10%      0.10%       None      0.10%
Total Management Fees               0.20%      0.20%      0.20%      0.20%      0.10%      0.20%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fee            0.00%*     0.75%      0.75%      0.00%*      None       None
--------------------------------------------------------------------------------------------------
    Shareholder servicing fees      0.40%**    0.25%      0.25%      0.25%       None       None
    Other operating expenses        0.15%      0.15%      0.15%      0.15%      0.15%      0.15%
Total other expenses                0.55%      0.40%      0.40%      0.40%      0.15%      0.15%
--------------------------------------------------------------------------------------------------
Total Fund operating expenses       0.75%      1.35%      1.35%      0.60%      0.25%      0.35%
    Fee waiver and/or expense
    reimbursement***                0.05%      0.05%      0.05%      0.05%      0.05%      0.05%
Net Fund operating expenses         0.70%      1.30%      1.30%      0.55%      0.20%      0.30%
--------------------------------------------------------------------------------------------------


  * There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

 ** The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

*** HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund. The expense limitation is contractual and shall be in effect until March 1, 2005.


The Fund offers six different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are the Fund's Investment Adviser (HSBC) and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

HSBC Investor Cash Management Fund
Risk/Return Summary and Fund Expenses   [GRAPHIC]

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



EXPENSE EXAMPLE


                             1       3
                            YEAR    YEARS
  CLASS A SHARES            $ 72    $235
  ---------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION             $532    $623

     ASSUMING NO
     REDEMPTION             $132    $423
  ---------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION             $232    $423

     ASSUMING NO
     REDEMPTION             $132    $423
  ---------------------------------------
  CLASS D SHARES            $ 56    $187
  ---------------------------------------
  CLASS I SHARES            $ 20    $ 75
  ---------------------------------------
  CLASS Y SHARES            $ 31    $107
  ---------------------------------------

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses             [GRAPHIC]


                                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE             The investment objective of the U.S. Government Money Market
                                 Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT             The Fund seeks to achieve this investment objective by
STRATEGIES                       investing in obligations issued or guaranteed by the U.S.
                                 Government, its agencies or instrumentalities with
                                 maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase
                                 agreements with respect to such obligations.

                                 The Fund invests primarily in issues of the U.S. Treasury, such as bills, notes and bonds, and issues of U.S.
                                 Government agencies and instrumentalities established under the authority of an Act of Congress.

PRINCIPAL INVESTMENT             Market Risk: The Fund's performance per share will change
RISKS                            daily based on many factors, including national and
                                 international economic conditions and general market
                                 conditions.

                                 Interest Rate Risk: Changes in interest rates will affect
                                 the yield or value of the Fund's investments in debt
                                 securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                 the value of the Fund's investments may rise.

                                 Credit Risk: The Fund could lose money if the issuer of a
                                 fixed income security owned by the Fund defaults on its
                                 financial obligation.

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses             [GRAPHIC]


The bar chart on this page shows the HSBC Investor U.S. Government Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I, and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

               PERFORMANCE BAR CHART AND TABLE

  Year-by-Year
  Total Returns
  as of 12/31
  for Class A
  Shares


2.78%   3.96%   5.44%   4.84%   4.95%   4.85%   4.30%   5.53%   3.45%   1.10%
1993     '94     '95     '96     '97     '98     '99     '00     '01     '02

Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:        Q4 2000  +1.47%
Worst quarter:       Q4 2002  +0.21%

The table below lists the average annual total return for each class of shares for various time periods.

  TOTAL RETURNS (for the
  periods ended
  December 31, 2002)

                                                INCEPTION                                              SINCE
                                                   DATE             1 YEAR    5 YEARS    10 YEARS    INCEPTION
  CLASS A                                     May 3, 1990            1.10%     3.84%      4.10%        4.36%
  CLASS B (WITH APPLICABLE CDSC)              Sept. 11, 1998        -3.47%       N/A        N/A        3.03%
  CLASS C (WITH APPLICABLE CDSC)              N/A                      N/A       N/A        N/A          N/A*
  CLASS D                                     Apr. 1, 1999           1.25%       N/A        N/A        3.69%
  CLASS I                                     N/A                      N/A       N/A        N/A          N/A*
  CLASS Y                                     July 1, 1996           1.50%     4.21%        N/A        4.42%
  LIPPER U.S. GOVERNMENT
  MONEY MARKET FUNDS AVERAGE                                         1.08%     3.97%      4.13%        3.96%**


As of December 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were 0.69%, 0.26%, N/A, 0.84%, N/A, and 1.09%, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Government Money Market Fund's yield appears in the Wall Street Journal each Thursday.


 * Average annual return information and 7-day yield is not provided because there were no Class C shareholders during the fiscal year and there were no Class I shareholders as of the date of this Prospectus.

** Since May 31, 1990.

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses             [GRAPHIC]


                                                    FEES AND EXPENSES

As an investor in the HSBC Investor U.S. Government Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                    A SHARES    B SHARES   C SHARES   D SHARES    I SHARES     Y SHARES
--------------------------------------------------------------------------------------------------
Maximum sales charge (load)
on purchases                     None        None       None       None        None         None
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions            None       4.00%      1.00%       None        None         None
--------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)                    None        None       None       None        None         None
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)     A SHARES    B SHARES   C SHARES   D SHARES    I SHARES     Y SHARES
--------------------------------------------------------------------------------------------------
    Advisory Services           0.10%       0.10%      0.10%      0.10%       0.10%        0.10%
    Operational Support         0.10%       0.10%      0.10%      0.10%        None        0.10%
Total Management Fees           0.20%       0.20%      0.20%      0.20%       0.10%        0.20%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fee        0.00%*      0.75%      0.75%      0.00%*       None         None
--------------------------------------------------------------------------------------------------
    Shareholder servicing
    fees                        0.40%**     0.25%      0.25%      0.25%        None         None
    Other operating expenses    0.12%       0.12%      0.12%      0.12%       0.12%        0.12%
Total other expenses            0.52%       0.37%      0.37%      0.37%       0.12%        0.12%
--------------------------------------------------------------------------------------------------
Total Fund operating expenses   0.72%       1.32%      1.32%      0.57%       0.22%        0.32%
--------------------------------------------------------------------------------------------------
    Fee waiver and/or expense
    reimbursement               0.00%       0.00%      0.00%      0.00%       0.02%***     0.00%
Net Fund operating expenses     0.72%       1.32%      1.32%      0.57%       0.20%        0.32%
--------------------------------------------------------------------------------------------------


  * There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

 ** The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.

*** HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund. The expense limitation is contractual and shall be in effect until March 1, 2005.


The Fund offers six different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser (HSBC) and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.
                                                                            13

HSBC Investor U.S. Government Money Market Fund
Risk/Return Summary and Fund Expenses             [GRAPHIC]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                EXPENSE EXAMPLE

                           1       3       5      10
                         YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 74    $230    $401    $  894
  -----------------------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION          $534    $618    $723    $1,274

     ASSUMING NO
     REDEMPTION          $134    $418    $723    $1,274
  -----------------------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION          $234    $418    $723    $1,590

     ASSUMING NO
     REDEMPTION          $134    $418    $723    $1,590
  -----------------------------------------------------
  CLASS D SHARES         $ 58    $183    $318    $  714
  -----------------------------------------------------
  CLASS I SHARES         $ 20    $ 69    $122    $  278
  -----------------------------------------------------
  CLASS Y SHARES         $ 33    $103    $180    $  406

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses               [GRAPHIC]


                                      HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the New York Tax-Free Money
                                      Market Fund is to provide shareholders of the Fund with
                                      liquidity and as high a level of current income that is
                                      exempt from federal, New York State and New York City
                                      personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve this investment objective by
STRATEGIES                            investing the assets of the Fund primarily in a
                                      non-diversified portfolio of short-term, high quality,
                                      tax-exempt money market instruments.

                                      The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and
                                      revenue authorization notes, tax anticipation notes, bond
                                      anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City
                                      personal income tax.

                                      The Fund may invest more than 25% of the Fund's assets in
                                      participation interests issued by banks in industrial
                                      development bonds and other Municipal Obligations if such
                                      investments meet the prescribed quality standards for the
                                      Fund (rated AA or higher by a Nationally Recognized
                                      Statistical Ratings Organization or of comparable quality).

PRINCIPAL INVESTMENT                  Market: The Fund's performance per share will change daily
RISKS                                 based on many factors, including the quality of the
                                      instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                      conditions.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Fund's investments in debt
                                      securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                      the value of the Fund's investments may rise.

                                      Concentration Risk: Because the Fund will concentrate its
                                      investments in New York obligations and may invest a
                                      significant portion of its assets in the securities of a
                                      single issuer or sector, the Fund's assets could lose
                                      significant value due to the poor performance of a single
                                      issuer or sector.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Fund defaults on its
                                      financial obligation.

                                      Historically, New York State and other issuers of New York
                                      Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any
                                      change in market conditions that adversely affect these
                                      industries could affect the ability of New York and its
                                      localities to meet their financial obligations. If such
                                      difficulties arise in the future, you could lose money on
                                      your investment.

                                      Tax Risk: The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to
                                      federal, New York State and New York City personal income
                                      tax. In addition, dividends attributable to interest on
                                      certain municipal obligations may be included in a
                                      shareholder's alternative minimum taxable income.

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses               [GRAPHIC]


The bar chart on this page shows the HSBC Investor New York Tax-Free Money Market Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, and Class Y Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.



                             PERFORMANCE BAR CHART AND TABLE

                             Year-by-Year
                             Total Return
                             as of 12/31
                             for Class A
                             Shares


                              3.46%  2.94%  3.06%  2.83%  2.43%  3.34%  2.05%  0.77%

                              1995    '96    '97    '98    '99    '00    '01    '02

Of course, past performance does not indicate how the Fund will perform in the future.

                                     Best quarter:   2Q 1995 +0.90%
                                     Worst quarter:  3Q 2002 +0.18%

The table below lists the average annual total return for each class of shares for various time periods.

AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2002)

                                      INCEPTION                              SINCE
                                         DATE         1 YEAR     5 YEARS   INCEPTION
                                   ---------------------------------------------------
  CLASS A                          Nov. 17, 1994         0.77%    2.28%         2.62%
                                   ---------------------------------------------------
  CLASS B (WITH APPLICABLE CDSC)   Apr. 29, 1998        -3.90%     N/A         -2.12%
                                   ---------------------------------------------------
  CLASS C (WITH APPLICABLE CDSC)   Mar. 19, 2001        -0.94%     N/A          0.57%
                                   ---------------------------------------------------
  CLASS D                          Apr. 1, 1999          0.92%     N/A          2.30%
                                   ---------------------------------------------------
  CLASS Y                          July 1, 1996          1.17%    2.65%         2.79%
                                   ---------------------------------------------------
  LIPPER NY TAX EXEMPT MONEY
  MARKET FUNDS AVERAGE                                   0.88%    2.40%         2.66%*
                                   ---------------------------------------------------


As of December 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 0.82%, 0.26%, N/A, 0.97% and 1.23%, respectively. As of December 31, 2002, the 7-day tax-equivalent yields of the Fund's Class A, B, C, D, and Y shares were 1.43%, 0.45%, N/A, 1.70% and 2.15%, respectively. For current yield information on the Fund, call 1-800-782-8183. The New York Tax-Free Money Market Fund's yield appears in the Wall Street Journal each Thursday.


* Since November 30, 1994.

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses               [GRAPHIC]


                                                      FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   A SHARES        B SHARES     C SHARES     D SHARES     Y SHARES
Maximum sales charge (load) on purchases        None            None         None         None          None
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                                     None           4.00%        1.00%         None          None
--------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or
exchanged)                                      None            None         None         None          None
--------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES        B SHARES     C SHARES     D SHARES     Y SHARES
    Advisory Services                           0.10%           0.10%        0.10%        0.10%         0.10%
    Operational Support                         0.05%           0.05%        0.05%        0.05%         0.05%
Total Management Fees                           0.15%           0.15%        0.15%        0.15%         0.15%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                        0.00%*          0.75%        0.75%        0.00%*         None
--------------------------------------------------------------------------------------------------------------
    Shareholder servicing fees                  0.40%**         0.25%        0.25%        0.25%          None
    Other operating expenses                    0.15%           0.15%        0.15%        0.15%         0.15%
Total other expenses                            0.55%           0.40%        0.40%        0.40%         0.15%
--------------------------------------------------------------------------------------------------------------
Total Fund operating expenses                   0.70%           1.30%        1.30%        0.55%         0.30%
--------------------------------------------------------------------------------------------------------------


 * There are non-compensatory 12b-1 plans for Class A and Class D Shares, which authorize payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 plans have been made.

** The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%.


The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser (HSBC) and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.
                                                                             17

HSBC Investor New York Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses               [GRAPHIC]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


   EXAMPLE

                           1      3       5      10
                         YEAR   YEARS   YEARS   YEARS
  CLASS A SHARES         $ 72   $224    $390    $  871
------------------------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION          $534   $612    $713    $1,251

     ASSUMING NO
     REDEMPTION          $132   $412    $713    $1,251
------------------------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION          $232   $412    $713    $1,568

     ASSUMING NO
     REDEMPTION          $132   $412    $713    $1,568
------------------------------------------------------
  CLASS D SHARES         $ 56   $176    $307    $  689
------------------------------------------------------
  CLASS Y SHARES         $ 31   $ 97    $169    $  381
------------------------------------------------------

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses           [GRAPHIC]



                                      HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE                  The investment objective of the U.S. Treasury Money Market
                                      Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT                  The Fund invests exclusively in different obligations of the
STRATEGIES                            U.S. Treasury which have remaining maturities not exceeding thirteen months. The Fund will not invest in obligations
                                      issued or guaranteed by agencies or instrumentalities of the
                                      U.S. Government, will not enter into loans of its portfolio securities and will not invest in repurchase agreements.

PRINCIPAL INVESTMENT                  Interest Rate Risk: Risk that changes in interest rates will
RISKS                                 affect the value of the Fund's investments in fixed-income or debt securities. Increases in interest rates may cause
                                      the value of the Fund's investments to decline.

                                      Credit Risk: Risk that the issuer or guarantor of a security will be unable or unwilling to make timely interest or
                                      principal payments, or to otherwise honor its obligations.
                                      The degree of risk for a particular security may be
                                      reflected in its credit rating. Credit risk includes the
                                      possibility that the Fund's investments will have their
                                      credit ratings downgraded.

HSBC Investor U.S. Treasury Money Markt Fund
Risk/Return Summary and Fund Expenses          [GRAPHIC]



The bar chart on this page shows the HSBC Investor U.S. Treasury Money Market Fund's annual return. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class B, Class C, Class D, Class I, and Class Y Shares, will differ from the Class A returns shown in the bar chart because of differences in expenses of each class.


   PERFORMANCE BAR CHART AND TABLE

  Year-by-Year
  Total Returns
  as of 12/31
  for Class A
  Shares

     0.89%
     2002

Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:   1Q 2002 +0.25%
Worst quarter:  4Q 2002 +0.17%

The table below lists the average annual total return for each class of shares for various time periods.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2002)

                                          INCEPTION               SINCE
                                            DATE       1 YEAR   INCEPTION
  CLASS A                               May 24, 2001   0.89%       1.38%
  CLASS B (WITH APPLICABLE CDSC)        N/A             N/A          N/A*
  CLASS C (WITH APPLICABLE CDSC)        N/A             N/A          N/A*
  CLASS D                               May 14, 2001   1.05%       1.56%
  CLASS I                               N/A             N/A          N/A*
  CLASS Y                               May 11, 2001   1.30%       1.82%
  LIPPER U.S. TREASURY MONEY MARKET
  FUNDS AVERAGE                                        1.03%       1.56%**


As of December 31, 2002 the 7-day yields of the Fund's Class A, B, C, D, I, and Y Shares were 0.46%, N/A, N/A, 0.61%, N/A, and 0.87%, respectively. For current yield information on the Fund, call 1-800-782-8183. The U.S. Treasury Money Market Fund's yield appears in the Wall Street Journal each Thursday.


 * Average annual return and 7-day yield information is not provided because there were no Class B or C shareholders during the fiscal year and there were no Class I shareholders as of the date of this Prospectus.

** Since May 31, 2001.

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses           [GRAPHIC]

                                            FEES AND EXPENSES

As an investor in the U.S. Treasury Money Market Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)    A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
-------------------------------------------------------------------------------------------------
Maximum sales charge (load) on
purchases                           None       None       None       None       None       None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions               None      4.00%      1.00%       None       None       None
-------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)                          None       None       None       None       None       None


-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)                      A SHARES   B SHARES   C SHARES   D SHARES   I SHARES   Y SHARES
-------------------------------------------------------------------------------------------------
    Advisory Services              0.10%      0.10%      0.10%      0.10%      0.10%      0.10%
    Operational Support            0.10%      0.10%      0.10%      0.10%      None       0.10%
Total Management Fees              0.20%      0.20%      0.20%      0.20%      0.10%      0.20%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) fee           0.00%*     0.75%      0.75%      0.00%*     None       None
-------------------------------------------------------------------------------------------------
    Shareholder servicing fees     0.40%**    0.25%      0.25%      0.25%      None       None
    Other operating expenses       0.31%      0.31%      0.31%      0.31%      0.31%      0.31%
Total other expenses               0.71%      0.56%      0.56%      0.56%      0.31%      0.31%
-------------------------------------------------------------------------------------------------
Total Fund operating expenses      0.91%      1.51%      1.51%      0.76%      0.41%      0.51%
    Fee waiver and/or expense
    reimbursement                  0.21%***   0.21%***   0.21%***   0.21%***   0.21%****  0.21%***
Net Fund operating expenses        0.70%      1.30%      1.30%      0.55%      0.20%      0.30%
-------------------------------------------------------------------------------------------------


   * There are non-compensatory 12b-1 Plans for Class A and Class D Shares, which authorizes payments up to 0.25% of the Fund's average daily net assets. To date, no payments under the 12b-1 Plans have been made.


  ** The Fund has authorized payments up to 0.60% for Class A Shares. To date, shareholder servicing fees have not exceeded 0.40%

 *** HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund for the Class A, Class B, Class C, Class D, and Class Y shares. The expense limitation is contractual and shall be in effect until March 1, 2004.

**** HSBC Asset Management (Americas) Inc. has entered into written expense limitation agreement with the Fund under which it will limit expenses of the Fund for the Class I shares. The expense limitation is contractual and shall be in effect until March 1, 2005.


The Fund offers six different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y are the Investment Adviser ('HSBC') and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.
                                                                              21

HSBC Investor U.S. Treasury Money Market Fund
Risk/Return Summary and Fund Expenses           [GRAPHIC]


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                              EXPENSE EXAMPLE

                          1       3       5        10
                         YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 72    $269    $483    $1,100
  -----------------------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION          $532    $657    $804    $1,473

     ASSUMING NO
     REDEMPTION          $132    $457    $804    $1,473
  -----------------------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION          $232    $457    $804    $1,784

     ASSUMING NO
     REDEMPTION          $132    $457    $804    $1,784
  -----------------------------------------------------
  CLASS D SHARES         $ 56    $222    $402    $  923
  -----------------------------------------------------
  CLASS I SHARES         $ 20    $110    $209    $  497
  -----------------------------------------------------
  CLASS Y SHARES         $ 31    $142    $264    $  620
  -----------------------------------------------------

HSBC Investor California Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses                 [GRAPHIC]



                           HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE                The investment objective of the HSBC Investor California
                                    Tax-Free Money Market Fund (the 'Fund') is to provide
                                    shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve this investment objective by
STRATEGIES                          investing at least 80% of the value of its assets in a
                                    diversified portfolio of short-term, high quality,
                                    tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of
                                    California.

                                    The Fund invests primarily in high-quality commercial paper, including variable amount master demand notes and
                                    asset-backed commercial paper, municipal bonds, and
                                    municipal notes ('Municipal Obligations'), including tax and revenue authorization notes, tax anticipation notes, bond
                                    anticipation notes and revenue anticipation notes, that are exempt from federal and California personal income tax
                                    ('California Municipal Obligations').

                                    The Fund may invest up to 20% of the Fund's assets in
                                    participation interests issued by banks in industrial
                                    development bonds and other Municipal Obligations if such
                                    investments meet the prescribed quality standards for the
                                    Fund (rated AA or higher by a Nationally Recognized
                                    Statistical Ratings Organization or of comparable quality).

PRINCIPAL INVESTMENT RISKS          Market Risk: The Fund's performance per share will change
                                    daily based on many factors, including the quality of the
                                    instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                    conditions.

                                    Interest Rate Risk: Changes in interest rates will affect
                                    the yield or value of the Fund's investments in debt
                                    securities. If interest rates rise, the value of the Fund's investments may fall. Conversely, if interest rates fall,
                                    the value of the Fund's investments may rise.

                                    Credit Risk: The Fund could lose money if the issuer of a
                                    fixed income security owned by the Fund defaults on its
                                    financial obligation. Issuers of money market instruments
                                    may fail to make payments when due, or they may become less willing or less able to do so. Even the highest quality
                                    money market instrument are subject to some credit risk.

                                    Liquidity Risk: The Fund could be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high
                                    volume of redemption requests, or other reasons.

                                    Banking Industry Risk: If the Fund invests more than 25% of its assets in bank obligations, an adverse development in
                                    the banking industry may affect the value of the Fund's
                                    investments more than if the Fund's investments were not
                                    invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general
                                    economic cycles.

HSBC Investor California Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses                 [GRAPHIC]


                                    Geographical Risk: A fund investing within a single state
                                    is, by definition, less diversified geographically than one investing across many states and therefore has greater
                                    exposure to adverse economic and political changes within
                                    that state. Historically, California and other issuers of
                                    California Municipal Obligations have experienced periods of severe recession and financial difficulty. Because a
                                    significant share of California's economy depends on
                                    business, financial services, entertainment and high-tech
                                    industries, any change in market conditions that adversely affect these industries could affect the ability of
                                    California and its localities to meet their financial
                                    obligations. If such difficulties arise in the future, you could lose money on your investment.

                                    Tax Risk: The Fund may invest up to 20% of its assets in
                                    obligations the interest income on which is subject to
                                    federal and California personal income tax. In addition,
                                    dividends attributable to interest on certain Municipal
                                    Obligations may be included in a shareholder's alternative minimum taxable income.

PERFORMANCE BAR CHART               The performance bar chart and table for the Fund are not
AND TABLE                           shown because the Fund does not have performance information for a full calendar year.

HSBC Investor California Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses                 [GRAPHIC]


                                                        FEES AND EXPENSES

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                              A SHARES     B SHARES   C SHARES   D SHARES     Y SHARES

Maximum sales charge (load) on
purchases                                 None         None       None       None         None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions                               None         4.00%      1.00%      None         None
Redemption/Exchange Fee
(as a percentage of amount redeemed or
exchanged)                                None          None      None       None         None
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)                                  A SHARES     B SHARES   C SHARES   D SHARES     Y SHARES

    Advisory Services                     0.10%        0.10%      0.10%      0.10%        0.10%
    Operational Support                   0.10%        0.10%      0.10%      0.10%        0.10%
Total Management Fees                     0.20%        0.20%      0.20%      0.20%        0.20%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                  0.00%*       0.75%      0.75%      0.00%*       None
-------------------------------------------------------------------------------------------------
    Shareholder servicing fees            0.40%**      0.25%      0.25%      0.25%        None
    Other operating expenses              0.25%        0.25%      0.25%      0.25%        0.25%
Total other expenses                      0.65%        0.50%      0.50%      0.50%        0.25%
-------------------------------------------------------------------------------------------------
Total Fund operating expenses             0.85%        1.45%      1.45%      0.70%        0.45%
    Fee waiver and/or expense
    reimbursement***                      0.05%        0.05%      0.05%      0.05%        0.05%
Net Fund operating expenses               0.80%        1.40%      1.40%      0.65%        0.40%
-------------------------------------------------------------------------------------------------


  * There is a 12b-1 plan for Class A and Class D Shares, which authorizes payments up to 0.25% of the Fund's assets. To date, no payments under the 12b-1 Plan have been made.


 ** The Fund has authorized payments up to 0.60% for Class A shares. To date, shareholder servicing fees have not exceeded 0.40%.

*** HSBC Asset Management (Americas) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund. The expense limitation is contractual and shall be in effect until March 1, 2004.


The Fund offers five different types of shares:

CLASS A SHARES (or 'Investor Shares') are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B SHARES are not offered for sale, but are offered as an exchange option. See 'Exchanging Your Shares.'

CLASS C SHARES are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

CLASS D SHARES (or 'Private Investor Shares') are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

CLASS Y SHARES are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Class Y Shares are affiliates of the Fund's Investment Adviser.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.
                                                                              25

HSBC Investor California Tax-Free Money Market Fund
Risk/Return Summary and Fund Expenses                 [GRAPHIC]

                                                        EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period (unless otherwise indicated)

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                          1       3       5       10
                         YEAR    YEARS   YEARS   YEARS
  CLASS A SHARES         $ 82    $266    $466    $1,044
  -----------------------------------------------------
  CLASS B SHARES
     ASSUMING
     REDEMPTION          $543    $654    $787    $1,419

     ASSUMING NO
     REDEMPTION          $143    $454    $787    $1,419
  -----------------------------------------------------
  CLASS C SHARES
     ASSUMING
     REDEMPTION          $243    $454    $787    $1,731

     ASSUMING NO
     REDEMPTION          $143    $454    $787    $1,731
  -----------------------------------------------------
  CLASS D SHARES         $ 66    $219    $385    $  866
  -----------------------------------------------------
  CLASS Y SHARES         $ 41    $139    $247    $  562
  -----------------------------------------------------

Investment Objectives, Strategies and Risks   [GRAPHIC]


                        HSBC INVESTOR MONEY MARKET FUND

TICKER             CLASS A: REAXX   CLASS B: HSMXX   CLASS  C: HMMXX
SYMBOLS:           CLASS D: HIMXX   CLASS I: HSIXX   CLASS  Y: RMYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Money Market Fund seeks to achieve this investment objective by investing in a portfolio of the highest quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 60 days or less, and repurchase agreements with respect to these types of obligations. Highest quality instruments are securities rated at the time of acquisition in the highest category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be equivalent quality by the Adviser. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

Consistent with its investment objective, the Money Market Fund:

   will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

   will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

   may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.


   may invest without limit in the banking industry when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.


   may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions will be fully collateralized at all times with cash and short-term high-quality debt obligations.
                                                                              27

Investment Objectives, Strategies and Risks   [GRAPHIC]

                      HSBC INVESTOR CASH MANAGEMENT FUND

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Cash Management Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The Cash Management Fund seeks to achieve this investment objective by investing in a portfolio of the highest quality debt obligations with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations. Highest quality instruments are securities rated at the time of acquisition in the highest category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be equivalent quality by the Adviser. The Fund primarily invests in bank certificates of deposit, bankers' acceptances, prime commercial paper, corporate obligations and U.S. government securities.

Consistent with its investment objective, the Cash Management Fund:

   will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends.

   will invest to take advantage of temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

   may invest without limit in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.


   may invest without limit in the banking industry when, in the opinion of the Fund's investment adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.


   may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers. These transactions will be fully collateralized at all times with cash and short-term high-quality debt obligations.

Investment Objectives, Strategies and Risks   [GRAPHIC]

               HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

TICKER             CLASS A: FTRXX   CLASS B: HUBXX   CLASS C: HUMXX
SYMBOLS:           CLASS D: HGDXX   CLASS I: N/A     CLASS Y: RGYXX

INVESTMENT OBJECTIVES, POLICIES AND STRATEGY

The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

The U.S. Government Money Market Fund seeks to achieve this investment objective by investing at least 80% of the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to these types of obligations.

Consistent with its investment objective, the U.S. Government Money Market Fund will invest in:

   issues of the U.S. Treasury, such as bills, notes and bonds.

   issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

     supported by the 'full faith and credit' of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

     supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

     supported only by the credit of the agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

Investment Objectives, Strategies and Risks   [GRAPHIC]

              HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

TICKER             CLASS A: RNTXX   CLASS B: HNBXX   CLASS C: HNCXX
SYMBOLS:           CLASS D: HNYXX   CLASS Y: RYYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

The New York Tax-Free Money Market Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with its investment objective, the New York Tax-Free Money Market
Fund:

   will invest at least 80% of its assets in tax-exempt obligations and at least 80% of the Fund's assets in New York Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).

   may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and New York City personal income tax.

   may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk with the Municipal Obligations described above.

   may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

   may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Objectives, Strategies and Risks   [GRAPHIC]

                HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

TICKER             CLASS A: HWAXX   CLASS B: HTBXX   CLASS C: HUCXX
SYMBOLS:           CLASS D: HTDXX   CLASS I: N/A     CLASS Y: HTYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the U.S. Treasury Money Market Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

The Fund invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities.

Consistent with its investment objective, the U.S. Treasury Money Market Fund:

   will invest exclusively in different obligations of the U.S. Treasury.

   will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

   will not enter into loans of its portfolio securities.

   will not invest in repurchase agreements.

Investment Objectives, Strategies and Risks   [GRAPHIC]

               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

TICKER             CLASS A: HCAXX   CLASS B: HCBXX   CLASS C: HCCXX
SYMBOLS:           CLASS D: HCDXX   CLASS Y: HCYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

The Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California.

The Fund will primarily invest in municipal bonds, notes and commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with the Fund's investment objectives, the Fund:

   will invest 80% of its assets in tax-exempt obligations, and at least 80% of the Fund's assets in California Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).

   may invest up to 20% of its assets in obligations the interest income on which is subject to federal and California personal income tax.

   may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk as the Municipal Obligations described above.

   may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

   may acquire stand-by commitments from banks with respect to Municipal Obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Investment Objectives, Strategies and Risks   [GRAPHIC]

GENERAL RISK FACTORS: ALL MONEY MARKET FUNDS

The Funds expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds' performance per share will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions. The Funds also face interest rate risk that could change the value of your investment. The Funds may invest in short-term securities that, when interest rates decline, affect the Funds' yield as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, when interest rates increase, the value of debt instruments that the Funds may own will decrease in value.

An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

As a money market fund, the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

The Funds may also be subject to credit risks. The Funds could lose money if the issuer of a security owned by the Fund is unable to meet its financial obligations.

Investment Objectives, Strategies and Risks    [GRAPHIC]

SPECIFIC RISK FACTORS: MONEY MARKET FUND AND CASH MANAGEMENT FUND

The Money Market Fund and Cash Management Fund may invest in U.S. dollar-denominated foreign securities. Foreign investments subject the Funds to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment, withholding taxes, or a lack of adequate company information or government regulation.

SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND

Because this Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

SPECIFIC RISK FACTORS: CALIFORNIA TAX-FREE MONEY MARKET FUND

Because the Fund will concentrate its investments in California, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Specifically, the Fund can be affected by political and economic developments within the State of California, and by the financial condition of the state, its public authorities and political subdivisions. Similar to the rest of the nation, California's economy slowed in 2002, burdened by declining capital spending, a cooling stock market, and struggling foreign economies. These factors, among others, could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

Fund Management   [GRAPHIC]


                            THE INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc. (the 'Adviser'), 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds, pursuant to an Investment Advisory contract with the HSBC Investor Funds (the 'Trust'). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively 'HSBC'). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of March 31, 2003, HSBC managed more than $48.9 billion in assets. For the period ending March 31, 2003, HSBC managed $8.7 billion in the HSBC Investor Family of Funds.

Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs pursuant to an Investment Advisory Agreement. The Adviser also provides operational support services to the Funds pursuant to an Operational Support Services Agreement.*

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.


For its services, the Adviser was paid aggregate fees as follows:


                                                    PERCENTAGE OF
                                                 AVERAGE NET ASSETS
                                                  AS OF 10/31/2002*
                                           -----------------------------
 MONEY MARKET FUND                                      .20%
                                           -----------------------------
 CASH MANAGEMENT FUND**                                 .20%
                                           -----------------------------
 U.S. GOVERNMENT MONEY MARKET FUND                      .20%
                                           -----------------------------
 NEW YORK TAX-FREE MONEY MARKET FUND                    .15%
                                           -----------------------------
 U.S. TREASURY MONEY MARKET FUND                        .20%
                                           -----------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND**                 .20%
------------------------------------------------------------------------

 * Prior to December 12, 2001, the advisory and operational support services were both provided under the Investment Advisory Agreement.
** The Cash Management Fund and California Tax-Free Money Market Fund have not operated for a full fiscal year. The advisory fees stated above are based on the value of the assets in the respective Fund.

                       THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.

BISYS also serves as the distributor (the 'Distributor') of the Fund's shares. BISYS may provide financial assistance to the Funds in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

Each Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

Shareholder Information [GRAPHIC]


                        PRICING OF FUND SHARES


HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:

                                     NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                  Outstanding


MONEY MARKET FUNDS

The net asset value per share (NAV) of the Funds (collectively, the 'Money Market Funds' or 'Funds') is determined daily on each day on which U.S. bond markets are open for trading (a 'Money Market Business Day'). The NAV is determined at 5:00 p.m. Eastern time for the HSBC Investor Money Market Fund and the HSBC Investor Cash Management Fund, at 3:00 p.m. Eastern time for the HSBC Investor U.S. Government Money Market Fund and the HSBC Investor U.S. Treasury Money Market Fund, and at 12:00 noon Eastern time for the HSBC Investor New York Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund.

The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Shares of any Fund purchased on a Money Market Business Day prior to determination of the NAV for that Fund will receive the dividend declared for the Fund on that Money Market Business Day. Orders for any Fund effected on a Money Market Business Day after the NAV determination for that Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on that Money Market Business Day.

If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on 'Distribution Arrangements/Sales Charges.'


 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Shareholder Information [GRAPHIC]


                        PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares of the Funds are not offered for sale, but are offered as an exchange option for Class B Shareholders of the Trust's other investment portfolios.

Class C Shares are primarily offered as an exchange option, (see 'Exchanging Your Shares'), but are also available for purchase by customers of HSBC Bank USA sweep programs.

                         MINIMUM
                         INITIAL      MINIMUM
ACCOUNT TYPE           INVESTMENT    SUBSEQUENT
CLASS A AND
CLASS D SHARES
-----------------------------------------------
Regular                $     1,000   $      100
(non-retirement)
-----------------------------------------------
Retirement (IRA)       $       250   $      100
-----------------------------------------------
Automatic
Investment Plan        $       250   $       25
-----------------------------------------------
CLASS I SHARES         $25,000,000   $1,000,000
-----------------------------------------------
CLASS Y SHARES*        $ 1,000,000          N/A
-----------------------------------------------

* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

--------------------------------------------------------------------------------
AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% (in 2003) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check or bank draft payable to 'HSBC Investor Funds' and include the name of the appropriate Fund(s) on the check.

3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

   Subsequent:

   1. Use the investment slip attached to your account statement.
      Or, if unavailable,

   2. Include the following information in writing:
        Fund name
        Share class
        Amount invested
        Account name
        Account number


ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

  3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845

Shareholder Information   [GRAPHIC]

                       PURCHASING AND ADDING TO YOUR SHARES
                       CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      Your bank name, address and account number

      The amount you wish to invest automatically (minimum $25)

      How often you want to invest (every month, 4 times a year, twice a year or once a year)

      Attach a voided personal check

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.


DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class I Shares and Class Y Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
--------------------------------------------------------------------------------

Shareholder Information [GRAPHIC]


                        SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on 'Selling Your Shares.'

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE
When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on 'Distribution Arrangements/Sales Charges' and 'Exchanging Your Shares' for details.


INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'Selling Your
       Shares -- Verifying Telephone Redemptions')

BY MAIL OR OVERNIGHT SERVICE

(See 'Selling Your Shares -- Redemptions in Writing Required')

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:
         your Fund and account number
         amount you wish to redeem
         address where your check should be sent
         account owner signature
    2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER
You must indicate this option on your account application.
Call 1-800-782-8183 to request a wire transfer.
If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.
The Fund may charge a wire transfer fee.
NOTE: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS
Call 1-800-782-8183 to request an electronic redemption.
Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.
If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.
Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:
   Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.
   Include a voided personal check.
   Your account must have a value of $10,000 or more to start withdrawals.
   If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Shareholder Information [GRAPHIC]

                        SELLING YOUR SHARES
                        CONTINUED

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Funds to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Money Market Fund account by writing a check.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ('IRAs').
2. Redemption requests requiring a signature guarantee, which include any of the following:
     Your account address has changed within the last 10 business days;
     The check is not being mailed to the address on your account;
     The check is not being made payable to the owner of the account;
     The redemption proceeds are being transferred to another Fund account with a different registration; or
     The redemption proceeds are being wired to bank instructions currently not on your account.
You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


SUSPENSION OF REDEMPTION

The Fund may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (1) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (2) during periods in which, as a result of emergency disposal, or valuation of the net asset value, of the portfolio securities is not reasonably practical, or (3) for such other periods as the SEC may permit.


CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account.

Shareholder Information   [GRAPHIC]

                        DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

                       -----------------------------------------------------------------------------------------------
                       CLASS A SHARES       CLASS C SHARES       CLASS D SHARES     CLASS I SHARES     CLASS Y SHARES
                       -----------------------------------------------------------------------------------------------
Sales Charge (Load)   No front-end         No front-end sales   No front-end       No front-end       No front-end
                      sales charge.        charge. A            sales charge.      sales charge.      sales charge.
                                           contingent deferred
                                           sales charge (CDSC)
                                           may be imposed on
                                           shares redeemed
                                           within one year
                                           after purchase.
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1)  Subject to           Subject to combined  Subject to         No distribution    No distribution
and Service Fees      annual combined      annual distribution  combined annual    or service fees.   or service fees.
                      distribution and     and shareholder      distribution and
                      shareholder          servicing fees of    shareholder
                      servicing fees of    up to 1.00%          servicing fees of
                      up to 0.85% of the   annually of the      up to 0.50% of
                      Fund's total         Fund's average       the Fund's total
                      assets.              daily net assets.    assets.
----------------------------------------------------------------------------------------------------------------------
Fund Expenses         Lower annual         Higher annual Class  Lower annual       Lower annual       Lower annual
                      expenses than Class  expenses than A, D,  expenses than      expenses than      expenses than
                      B or C shares.       I, or Y shares.      Class A, B or C    Class A, B, C, D,  Class A, B, C, or
                                                                shares.            or Y shares.       D shares.
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Class B Shares are not being sold, but are offered as an exchange option for Class B shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class B Shares of the Money Market Funds. Although Class B Shares are not subject to a sales charge when a shareholder exchanges Class B Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See 'Exchanging Your Shares'. In addition, Class B Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds' assets. Shareholders of Class B Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares.

CLASS C SHARES

Class C Shares are primarily offered as an exchange option for Class C shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class C Shares of the Money Market Funds. Customers of HSBC Bank USA sweep programs are able to purchase Class C shares of the Money Market Funds.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted Distribution ('12b-1') plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

Shareholder Information [GRAPHIC]

                       DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                       CONTINUED

   The 12b-1 fees vary by share class as follows:

      Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

      Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

      Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

      Class I Shares and Class Y Shares do not pay a 12b-1 fee.

   The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an 'up-front' sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25%.

   The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.85% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.50% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

CLASS B SHARES

Investors purchasing shares of the Funds will ordinarily purchase either
Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If you exchange shares of other HSBC Investor Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ('CDSC').

Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:


--------------------------------------------------------------------------------
                                                        CDSC AS A % OF DOLLAR
           YEARS SINCE PURCHASE                       AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                    0-1                                         4.00%
                    1-2                                         3.00%
                    2-3                                         2.00%
                    3-4                                         1.00%
                more than 4                                     None
--------------------------------------------------------------------------------

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Shareholder Information   [GRAPHIC]

                       DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                       CONTINUED

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

   After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

   You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES

Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs.

Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If you purchase Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES--CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

   Distributions following the death or disability of a shareholder.

   Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

   Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Shareholder Information   [GRAPHIC]

                        EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see 'Notes on Exchanges'). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling Your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

Class A Shares of the HSBC Investor Funds may be exchanged for Class D Shares of the Money Market Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Money Market Funds in exchange for your Class A Shares of the HSBC Investor Funds.

Shareholder Information   [GRAPHIC]

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

   Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

   A Fund will generally pay dividends from net investment income on a monthly basis and any capital gains will generally be distributed at least on an annual basis. Unless a shareholder elects to receive dividends and distributions in cash, dividends and distributions will be automatically invested in additional shares of the Fund. Dividends and distributions are treated in the same manner for federal and state income tax purposes whether you receive them in cash or in additional shares.

   Dividends on all Funds are paid monthly. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   Dividends are generally taxable as ordinary income. However, distributions of tax-exempt interest income earned by the New York Tax-Free Money Market Fund and California Tax-Free Money Market Fund are expected to be exempt from the regular federal income and New York or California state tax, as applicable.

   A portion of such tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax.

   Dividends from the Funds are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

   Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified before February 1 of each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (in 2003) of all taxable distributions payable to you if you fail to provide the Fund

Shareholder Information   [GRAPHIC]


   with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights   [GRAPHIC]


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, other than the unaudited semi-annual period ended April 30, 2003, has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                            HSBC INVESTOR MONEY MARKET FUND

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES          DIVIDENDS
                                               -----------------------   ----------------------

                                   NET ASSET
                                    VALUE,        NET       TOTAL FROM      NET
                                   BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                   OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 1999 (a)    $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2000           1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2001           1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2003
 (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)    $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2003
 (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)    $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Six months ended April 30, 2003
 (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
-----------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (a)    $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2000           1.00        0.06         0.06        (0.06)       (0.06)
Year ended October 31, 2001           1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002           1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2003
(Unaudited)                           1.00        0.01         0.01        (0.01)       (0.01)
-----------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)    $1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2003
 (Unaudited)                          1.00        0.01         0.01        (0.01)       (0.01)
-----------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 1999 (a)    $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2000           1.00        0.06         0.06        (0.06)       (0.06)
Year ended October 31, 2001           1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002           1.00        0.02         0.02        (0.02)       (0.02)
Six months ended April 30, 2003
 (Unaudited)                          1.00        0.01         0.01        (0.01)       (0.01)
-----------------------------------------------------------------------------------------------

                                                                   RATIOS/SUPPLEMENTARY DATA
                                                     ---------------------------------------------------------
                                                                                        RATIO OF
                                                                                          NET
                                                            NET ASSETS     RATIO OF    INVESTMENT     RATIO OF
                                  NET ASSET                  AT END OF     EXPENSES     INCOME TO     EXPENSES
                                  VALUE, END   TOTAL           PERIOD     TO AVERAGE     AVERAGE     TO AVERAGE
                                   OF PERIOD    RETURN         (000'S)     NET ASSETS   NET ASSETS   NET ASSETS
---------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 1999 (a)   $1.00      4.42%(b)      $  226,783     0.67%(c)     4.44%(c)     0.75%(c)(d)
Year ended October 31, 2000          1.00      5.60%            462,412     0.77%        5.53%        0.77%(d)
Year ended October 31, 2001          1.00      4.38%            426,886     0.74%        4.34%        0.74%
Year ended October 31, 2002          1.00      1.49%            390,920     0.72%        1.49%        0.72%
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.44%(b)         351,343     0.71%(c)     0.89%(c)     0.71%(c)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (a)   $1.00      1.64%(b)(e)   $       19     1.34%(c)     2.81%(c)     1.34%(c)
Year ended October 31, 2002          1.00      0.64%(e)             331     1.32%        0.74%        1.32%
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.16%(b)(e)          327     1.26%(c)     0.33%(c)     1.31%(c)(d)
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (a)   $1.00      1.59%(b)(e)   $  133,640     1.35%(c)     2.57%(c)     1.35%(c)
Year ended October 31, 2002          1.00      0.88%(e)         200,929     1.32%        0.86%        1.32%
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.18%(b)(e)      136,110     1.24%(c)     0.36%(c)     1.31%(c)(d)
----------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 1999 (a)   $1.00      2.69%(b)      $   46,863     0.59%(c)     4.56%(c)     0.62%(c)(d)
Year ended October 31, 2000          1.00      5.75%            398,720     0.62%        5.78%        0.62%
Year ended October 31, 2001          1.00      4.54%            913,924     0.59%        4.18%        0.59%
Year ended October 31, 2002          1.00      1.64%            807,638     0.57%        1.64%        0.57%
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.51%(b)         877,947     0.56%(c)     1.03%(c)     0.56%(c)
----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002 (a)   $1.00      1.54%(b)      $2,200,424     0.20%(c)     1.86%(c)     0.21%(c)(d)
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.69%(b)       2,089,484     0.20%(c)     1.39%(c)     0.21%(c)(d)
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 1999 (a)   $1.00      4.76%(b)      $   73,672     0.31%(c)     4.77%(c)     0.40%(c)(d)
Year ended October 31, 2000          1.00      6.02%            227,093     0.37%        5.96%        0.37%(d)
Year ended October 31, 2001          1.00      4.80%            784,035     0.34%        4.39%        0.34%
Year ended October 31, 2002          1.00      1.89%            699,936     0.32%        1.88%        0.32%
Six months ended April 30, 2003
 (Unaudited)                         1.00      0.64%(b)         725,176     0.31%(c)     1.28%(c)     0.31%(c)
----------------------------------------------------------------------------------------------------------------

*   Less than $0.005 per share.

(a) Class A (Investor) Shares commenced operations on November 13, 1998. Class B Shares commenced operations on April 4, 2001.
    Class C Shares commenced operations on March 23, 2001.
    Class D (Private Investor) Shares commenced operations on April 1, 1999. Class I Shares commenced operations on January 9, 2002.
    Class Y Shares commenced operations on November 12, 1998.

(b) Not annualized.

(c) Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(e) Excludes redemption charge.

Financial Highlights   [GRAPHIC]

                  HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                          -----------------------

                                              NET ASSET
                                               VALUE,        NET       TOTAL FROM
                                              BEGINNING   INVESTMENT   INVESTMENT
                                              OF PERIOD     INCOME     ACTIVITIES
         --------------------------------------------------------------------------
         CLASS A (INVESTOR) SHARES
         Year ended September 30, 1998          $1.00        0.05         0.05
         One month period ended October 31,
          1998                                   1.00        0.00*        0.00*
         Year ended October 31, 1999             1.00        0.04         0.04
         Year ended October 31, 2000             1.00        0.05         0.05
         Year ended October 31, 2001             1.00        0.04         0.04
         Year ended October 31, 2002             1.00          --         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         --------------------------------------------------------------------------
         CLASS B SHARES
         Period ended September 30, 1998 (d)    $1.00        0.00*        0.00*
         One month period ended October 31,
          1998                                   1.00        0.00*        0.00*
         Year ended October 31, 1999             1.00        0.04         0.04
         Year ended October 31, 2000             1.00        0.05         0.05
         Year ended October 31, 2001             1.00        0.04         0.04
         Year ended October 31, 2002             1.00        0.01         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         --------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (d)      $1.00        0.03         0.03
         Year ended October 31, 2000             1.00        0.05         0.05
         Year ended October 31, 2001             1.00        0.04         0.04
         Year ended October 31, 2002             1.00        0.01         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         --------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended September 30, 1998          $1.00        0.06         0.06
         One month period ended October 31,
          1998                                   1.00        0.00*        0.00*
         Year ended October 31, 1999             1.00        0.05         0.05
         Year ended October 31, 2000             1.00        0.06         0.06
         Year ended October 31, 2001             1.00        0.05         0.05
         Year ended October 31, 2002             1.00        0.02         0.02
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.01         0.01
         --------------------------------------------------------------------------

                                                            DIVIDENDS
                                              -------------------------------------

                                                           NET REALIZED
                                                 NET        GAINS FROM
                                              INVESTMENT    INVESTMENT      TOTAL
                                                INCOME     TRANSACTIONS   DIVIDENDS
         --------------------------------------------------------------------------
         CLASS A (INVESTOR) SHARES
         Year ended September 30, 1998          (0.05)        (0.00)*       (0.05)
         One month period ended October 31,
          1998                                  (0.00)*          --         (0.00)*
         Year ended October 31, 1999            (0.04)        (0.00)*       (0.04)
         Year ended October 31, 2000            (0.05)        (0.00)*       (0.05)
         Year ended October 31, 2001            (0.04)           --         (0.04)
         Year ended October 31, 2002            (0.01)           --         (0.01)
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*
         --------------------------------------------------------------------------
         CLASS B SHARES
         Period ended September 30, 1998 (d)    (0.00)*          --         (0.00)*
         One month period ended October 31,
          1998                                  (0.00)*          --         (0.00)*
         Year ended October 31, 1999            (0.04)        (0.00)*       (0.04)
         Year ended October 31, 2000            (0.05)        (0.00)*       (0.05)
         Year ended October 31, 2001            (0.04)           --         (0.04)
         Year ended October 31, 2002            (0.01)           --         (0.01)
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*
         --------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (d)      (0.03)        (0.00)*       (0.03)
         Year ended October 31, 2000            (0.05)        (0.00)*       (0.05)
         Year ended October 31, 2001            (0.04)           --         (0.04)
         Year ended October 31, 2002            (0.01)           --         (0.01)
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*
         --------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended September 30, 1998          (0.06)        (0.00)*       (0.06)
         One month period ended October 31,
          1998                                  (0.00)*          --         (0.00)*
         Year ended October 31, 1999            (0.05)        (0.00)*       (0.05)
         Year ended October 31, 2000            (0.06)        (0.00)*       (0.06)
         Year ended October 31, 2001            (0.05)           --         (0.05)
         Year ended October 31, 2002            (0.02)           --         (0.02)
         Six months ended April 30, 2003
          (Unaudited)                           (0.01)           --         (0.01)
         --------------------------------------------------------------------------


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                        -----------------------------------------------------
                                                                                                   RATIO OF
                                                                                                      NET
                                              NET ASSET                 NET ASSETS    RATIO OF    INVESTMENT     RATIO OF
                                               VALUE,                   AT END OF     EXPENSES     INCOME TO     EXPENSES
                                               END OF     TOTAL           PERIOD     TO AVERAGE     AVERAGE     TO AVERAGE
                                               PERIOD     RETURN         (000'S)     NET ASSETS   NET ASSETS    NET ASSETS
         --------------------------------------------------------------------------------------------------------------------
         CLASS A (INVESTOR) SHARES
         Year ended September 30, 1998          $1.00     5.00%         $  988,236     0.52%         4.89%        0.62%(a)
         One month period ended October 31,
          1998                                   1.00     0.39%(b)       1,055,163     0.50%(c)      4.40%(c)     0.60%(a)(c)
         Year ended October 31, 1999             1.00     4.24%            932,874     0.66%         4.16%        0.66%
         Year ended October 31, 2000             1.00     5.32%          1,024,292     0.75%         5.20%        0.75%
         Year ended October 31, 2001             1.00     4.21%            864,287     0.73%         4.20%        0.73%
         Year ended October 31, 2002             1.00     1.23%            780,008     0.72%         1.23%        0.72%
         Six months ended April 30, 2003
          (Unaudited)                            1.00     0.32%(b)         697,267     0.72%(c)      0.65%(c)     0.72%(c)
         --------------------------------------------------------------------------------------------------------------------
         CLASS B SHARES
         Period ended September 30, 1998 (d)    $1.00     0.22%(b)(e)   $      113     1.27%(c)      4.14%(c)     1.37%(a)(c)
         One month period ended October 31,
          1998                                   1.00     0.32%(b)(e)          113     1.25%(c)      3.65%(c)     1.35%(a)(c)
         Year ended October 31, 1999             1.00     3.54%(e)             119     1.34%         3.49%        1.34%
         Year ended October 31, 2000             1.00     4.72%(e)             119     1.32%         4.61%        1.32%
         Year ended October 31, 2001             1.00     3.59%(e)             144     1.33%         3.49%        1.33%
         Year ended October 31, 2002             1.00     0.62%(e)              16     1.32%         0.74%        1.32%
         Six months ended April 30, 2003
          (Unaudited)                            1.00     0.13%(b)(e)           17     1.11%(c)      0.26%(c)     1.33%(c)
         --------------------------------------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (d)      $1.00     2.53%(b)      $  465,526     0.60%(c)      4.26%(c)     0.60%(c)
         Year ended October 31, 2000             1.00     5.47%            566,879     0.60%         5.36%        0.60%
         Year ended October 31, 2001             1.00     4.37%            778,767     0.58%         4.25%        0.58%
         Year ended October 31, 2002             1.00     1.38%            557,974     0.57%         1.39%        0.57%
         Six months ended April 30, 2003
          (Unaudited)                            1.00     0.40%(b)         870,996     0.57%(c)      0.79%(c)     0.57%(c)
         --------------------------------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended September 30, 1998          $1.00     5.27%         $   29,023     0.27%         5.14%        0.37%(a)
         One month period ended October 31,
          1998                                   1.00     0.41%(b)          34,617     0.25%(c)      4.65%(c)     0.35%(a)(c)
         Year ended October 31, 1999             1.00     4.57%             38,858     0.34%         4.47%        0.34%
         Year ended October 31, 2000             1.00     5.74%            149,267     0.35%         5.71%        0.35%
         Year ended October 31, 2001             1.00     4.63%            166,269     0.33%         4.52%        0.33%
         Year ended October 31, 2002             1.00     1.63%            223,729     0.32%         1.62%        0.32%
         Six months ended April 30, 2003
          (Unaudited)                            1.00     0.52%(b)         163,183     0.32%(c)      1.05%(c)     0.32%(c)


    *  Less than $0.005 per share.

   (a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

   (b) Not annualized.

   (c) Annualized.

   (d) Class B Shares commenced operations on September 11, 1998. Class D (Private Investor) Shares commenced operations on April 1, 1999.

   (e) Excludes redemption charge.

Financial Highlights [GRAPHIC]


                 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                          -----------------------

                                              NET ASSET
                                               VALUE,        NET       TOTAL FROM
                                              BEGINNING   INVESTMENT   INVESTMENT
                                              OF PERIOD     INCOME     ACTIVITIES
         ------------------------------------------------------------------------

         CLASS A (INVESTOR) SHARES
         Year ended October 31, 1998            $1.00        0.03         0.03
         Year ended October 31, 1999             1.00        0.02         0.02
         Year ended October 31, 2000             1.00        0.03         0.03
         Year ended October 31, 2001             1.00        0.02         0.02
         Year ended October 31, 2002             1.00        0.01         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         ------------------------------------------------------------------------
         CLASS B SHARES
         Period ended October 31, 1998 (b)      $1.00        0.01         0.01
         Year ended October 31, 1999 (f)         1.00          --           --
         Year ended October 31, 2000 (f)         1.00          --           --
         Year ended October 31, 2001 (f)         1.00          --           --
         Year ended October 31, 2002             1.00        0.00*        0.00*
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         ------------------------------------------------------------------------
         CLASS C SHARES
         Period ended October 31, 2001 (b)      $1.00        0.01         0.01
         Year ended October 31, 2002             1.00        0.00*        0.00*
         Six months ended April 30, 2003
          (Unaudited)                            1.00          --           --
         ------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (b)      $1.00        0.02         0.02
         Year ended October 31, 2000             1.00        0.03         0.03
         Year ended October 31, 2001             1.00        0.03         0.03
         Year ended October 31, 2002             1.00        0.01         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.00*        0.00*
         ------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended October 31, 1998            $1.00        0.03         0.03
         Year ended October 31, 1999             1.00        0.03         0.03
         Year ended October 31, 2000             1.00        0.04         0.04
         Year ended October 31, 2001             1.00        0.03         0.03
         Year ended October 31, 2002             1.00        0.01         0.01
         Six months ended April 30, 2003
          (Unaudited)                            1.00        0.01         0.01
         ------------------------------------------------------------------------

                                                            DIVIDENDS
                                              -------------------------------------

                                                           NET REALIZED               NET ASSET
                                                 NET        GAINS FROM                 VALUE,
                                              INVESTMENT    INVESTMENT      TOTAL      END OF     TOTAL
                                                INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
         -----------------------------------------------------------------------------------------------

         CLASS A (INVESTOR) SHARES
         Year ended October 31, 1998            (0.03)        (0.00)*       (0.03)      $1.00     2.95%
         Year ended October 31, 1999            (0.02)           --         (0.02)       1.00     2.36%
         Year ended October 31, 2000            (0.03)           --         (0.03)       1.00     3.24%
         Year ended October 31, 2001            (0.02)           --         (0.02)       1.00     2.47%
         Year ended October 31, 2002            (0.01)           --         (0.01)       1.00     0.82%
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*      1.00     0.29%(b)
         -----------------------------------------------------------------------------------------------
         CLASS B SHARES
         Period ended October 31, 1998 (b)      (0.01)           --         (0.01)      $1.00     1.24%(c)(d)
         Year ended October 31, 1999 (f)           --            --            --        1.00        --
         Year ended October 31, 2000 (f)           --            --            --        1.00        --
         Year ended October 31, 2001 (f)           --            --            --        1.00        --
         Year ended October 31, 2002            (0.00)*          --         (0.00)*      1.00     0.06%(d)
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*      1.00     0.13%(b)(e)
         -----------------------------------------------------------------------------------------------
         CLASS C SHARES
         Period ended October 31, 2001 (b)      (0.01)           --         (0.01)      $1.00     0.88%(c)(d)
         Year ended October 31, 2002            (0.00)*          --         (0.00)*      1.00     0.14%(d)
         Six months ended April 30, 2003
          (Unaudited)                              --            --            --        1.00        --
         -----------------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (b)      (0.02)           --         (0.02)      $1.00     1.50%(c)
         Year ended October 31, 2000            (0.03)           --         (0.03)       1.00     3.39%
         Year ended October 31, 2001            (0.03)           --         (0.03)       1.00     2.63%
         Year ended October 31, 2002            (0.01)           --         (0.01)       1.00     0.97%
         Six months ended April 30, 2003
          (Unaudited)                           (0.00)*          --         (0.00)*      1.00     0.37%(b)
         -----------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended October 31, 1998            (0.03)        (0.00)*       (0.03)      $1.00     3.21%
         Year ended October 31, 1999            (0.03)           --         (0.03)       1.00     2.70%
         Year ended October 31, 2000            (0.04)           --         (0.04)       1.00     3.65%
         Year ended October 31, 2001            (0.03)           --         (0.03)       1.00     2.88%
         Year ended October 31, 2002            (0.01)           --         (0.01)       1.00     1.22%
         Six months ended April 30, 2003
          (Unaudited)                           (0.01)           --         (0.01)       1.00     0.49%(b)
         -----------------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTARY DATA
                                              --------------------------------------------------
                                                                         RATIO OF
                                                                            NET
                                              NET ASSETS    RATIO OF    INVESTMENT     RATIO OF
                                              AT END OF     EXPENSES     INCOME TO     EXPENSES
                                                PERIOD     TO AVERAGE     AVERAGE     TO AVERAGE
                                               (000'S)     NET ASSETS   NET ASSETS    NET ASSETS
         ---------------------------------------------------------------------------------------
         CLASS A (INVESTOR) SHARES
         Year ended October 31, 1998           $153,592      0.58%         2.90%        0.66%(a)
         Year ended October 31, 1999            113,583      0.70%         2.39%        0.70%
         Year ended October 31, 2000            134,841      0.73%         3.17%        0.73%
         Year ended October 31, 2001            126,585      0.72%         2.48%        0.72%
         Year ended October 31, 2002            146,759      0.70%         0.82%        0.70%
         Six months ended April 30, 2003
          (Unaudited)                           156,042      0.69%(c)      0.59%(c)     0.69%(c)
         ---------------------------------------------------------------------------------------
         CLASS B SHARES
         Period ended October 31, 1998 (b)     $      0**    1.33%(e)      2.15%(e)     1.41%(a)(e)
         Year ended October 31, 1999 (f)              0**       --            --           --
         Year ended October 31, 2000 (f)              0**       --            --           --
         Year ended October 31, 2001 (f)              0**       --            --           --
         Year ended October 31, 2002                 17      1.28%         0.19%        1.28%
         Six months ended April 30, 2003
          (Unaudited)                                17      1.02%(c)      0.27%(c)     1.28%(c)
         ---------------------------------------------------------------------------------------
         CLASS C SHARES
         Period ended October 31, 2001 (b)     $      1      1.37%(e)      1.40%(e)     1.37%(e)
         Year ended October 31, 2002                 --      1.16%         0.36%        1.33%(a)
         Six months ended April 30, 2003
          (Unaudited)                                 0**       --            --           --
         ---------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 1999 (b)     $ 39,443      0.63%(e)      2.51%(e)     0.63%(e)
         Year ended October 31, 2000            100,291      0.58%         3.35%        0.58%
         Year ended October 31, 2001            182,326      0.57%         2.44%        0.57%
         Year ended October 31, 2002            226,280      0.55%         0.97%        0.55%
         Six months ended April 30, 2003
          (Unaudited)                           255,285      0.54%(c)      0.74%(c)     0.54%
         ---------------------------------------------------------------------------------------
         CLASS Y SHARES
         Year ended October 31, 1998           $ 10,759      0.33%         3.15%        0.41%(a)
         Year ended October 31, 1999             11,986      0.38%         2.71%        0.38%
         Year ended October 31, 2000             42,306      0.33%         3.64%        0.33%
         Year ended October 31, 2001             71,289      0.32%         2.76%        0.32%
         Year ended October 31, 2002            107,422      0.30%         1.21%        0.30%
         Six months ended April 30, 2003
          (Unaudited)                           109,166      0.29%(c)      0.99%(c)     0.29%(c)
         ---------------------------------------------------------------------------------------

        * Less than $0.005 per share.

       ** Less than $500.

      (a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

      (b) Class B Shares operated from April 29, 1998. Class C Shares commenced operations on March 19, 2001. Class D (Private Investor) Shares commenced operations on April 1, 1999.

      (c) Not annualized.

      (d) Excludes redemption charge.

      (e) Annualized.

      (f) During the year, Class B Shares had no operations. Net assets at the end of period represent seed money.

Financial Highlights  [GRAPHIC]


                HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         INVESTMENT ACTIVITIES          DIVIDENDS
                                                        -----------------------   ----------------------

                                            NET ASSET
                                             VALUE,        NET       TOTAL FROM      NET
                                            BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                            OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
         -----------------------------------------------------------------------------------------------

         CLASS A (INVESTOR) SHARES
         Period ended October 31, 2001 (b)    $1.00        0.01         0.01        (0.01)       (0.01)
         Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
         Six months ended April 30, 2003
          (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
         -----------------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 2001 (b)    $1.00        0.01         0.01        (0.01)       (0.01)
         Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
         Six months ended April 30, 2003
          (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
         -----------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Period ended October 31, 2001 (b)    $1.00        0.01         0.01        (0.01)       (0.01)
         Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
         Six months ended April 30, 2003
          (Unaudited)                          1.00        0.00*        0.00*       (0.00)*      (0.00)*
         -----------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                                    -----------------------------------------------------
                                                                                               RATIO OF
                                                                                                 NET
                                             NET ASSET              NET ASSETS    RATIO OF    INVESTMENT      RATIO OF
                                              VALUE,                AT END OF     EXPENSES     INCOME TO     EXPENSES TO
                                              END OF     TOTAL        PERIOD     TO AVERAGE     AVERAGE      AVERAGE NET
                                              PERIOD     RETURN      (000'S)     NET ASSETS   NET ASSETS      ASSETS(a)
         ---------------------------------------------------------------------------------------------------------------
         CLASS A (INVESTOR) SHARE
         Period ended October 31, 2001  (b)    $1.00     1.10%(c)    $    186      0.80%(d)      2.39%(d)       1.16%(d)
         Year ended October 31, 2002            1.00     1.00%        156,661      0.80%         0.83%          0.81%
         Six months ended April 30, 2003
          (Unaudited)                           1.00     0.23%(b)      69,074      0.79%(c)      0.50%(c)       0.79%(c)
         ---------------------------------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 2001 (b)     $1.00     1.26%(c)    $ 28,282      0.65%(d)      2.58%(d)       0.98%(d)
         Year ended October 31, 2001 (b)        1.00     1.15%         97,788      0.65%         1.09%          0.71%
         Six months ended April 30, 2003
          (Unaudited)                           1.00     0.31%(b)     122,412      0.64%(c)      0.61%          0.64%(c)
         ---------------------------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Period ended October 31, 2001 (b)     $1.00     1.40%(c)    $ 22,710      0.40%(d)      2.78%(d)       0.75%(d)
         Year ended October 31, 2002            1.00     1.41%         36,841      0.40%         1.38%          0.51%
         Six months ended April 30, 2003
          (Unaudited)                           1.00     0.43%(b)      31,839      0.37%(c)      0.88%(c)       0.37%(c)
         ---------------------------------------------------------------------------------------------------------------

       * Less than $0.005 per share.

     (a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

     (b) Class A (Investor) Shares commenced operations on May 24, 2001.
         Class D (Private Investor) Shares commenced operations on May 14, 2001. Class Y Shares commenced operations on May 11, 2001.

     (c) Not annualized.

     (d) Annualized.

Financial Highlights   [GRAPHIC]

           HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         INVESTMENT ACTIVITIES          DIVIDENDS
                                                        -----------------------   ----------------------

                                            NET ASSET
                                             VALUE,        NET       TOTAL FROM      NET
                                            BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                            OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
         -----------------------------------------------------------------------------------------------

         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 2002 (b)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
         Six months ended April 30, 2003
          (Unaudited)                         $1.00        0.00*        0.00*       (0.00)*      (0.00)*
         -----------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Period ended October 31, 2002 (b)    $1.00        0.00*        0.00*       (0.00)*      (0.00)*
         Six months ended April 30, 2003
          (Unaudited)                         $1.00        0.00*        0.00*       (0.00)*      (0.00)*
         -----------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                                  -----------------------------------------------------
                                                                                             RATIO OF
                                                                                                NET
                                           NET ASSET              NET ASSETS    RATIO OF    INVESTMENT      RATIO OF
                                            VALUE,                AT END OF     EXPENSES     INCOME TO      EXPENSES
                                            END OF     TOTAL        PERIOD     TO AVERAGE     AVERAGE      TO AVERAGE
                                            PERIOD     RETURN      (000'S)     NET ASSETS   NET ASSETS    NET ASSETS(a)
         --------------------------------------------------------------------------------------------------------------
         CLASS D (PRIVATE INVESTOR) SHARES
         Period ended October 31, 2002 (b)   $1.00     0.37%(c)    $99,677       0.40%(d)      0.99%(d)       0.71%(d)
         Six months ended April 30, 2003
          (Unaudited)                        $1.00     0.36%(c)     91,995       0.49%(d)      0.71%(d)       0.69%(d)
         --------------------------------------------------------------------------------------------------------------
         CLASS Y SHARES
         Period ended October 31, 2002 (b    $1.00     0.39%(c)    $ 1,035       0.09%(d)      1.37%(d)       0.45%(d)
         Six months ended April 30, 2003
          (Unaudited)                        $1.00     0.48%(c)      2,742       0.25%(d)      0.95%(d)       0.45%(d)
         --------------------------------------------------------------------------------------------------------------

       * Less than $0.005 per share.

     (a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

     (b) Class D (Private Investor) Shares commenced operations on June 17,
         2002.

         Class Y Shares commenced operations on July 18, 2002.

     (c) Not annualized.

     (d) Annualized.

Taxable Equivalent Yield Tables   [GRAPHIC]

                         TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2003 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

---------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
------------------------------------  INCOME           --------------------------------------------------------------
     SINGLE              JOINT          TAX            1.00%   1.50%   2.00%   2.50%   3.00%   3.50%   4.00%   4.50%
     RETURN             RETURN        BRACKET**                           EQUIVALENT TAXABLE YIELD
-----------------  -----------------  ---------        --------------------------------------------------------------

$      0-$ 28,400  $      0-$ 56,800   20.80%          1.26%   1.89%   2.53%   3.16%   3.79%   4.42%   5.05%    5.68%
$ 28,401-$ 68,800  $ 56,801-$114,650   30.63%          1.44%   2.16%   2.88%   3.60%   4.32%   5.05%   5.77%    6.49%
$ 68,801-$143,500  $114,651-$174,700   33.40%          1.50%   2.25%   3.00%   3.75%   4.50%   5.26%   6.01%    6.76%
$143,501-$311,950  $174,701-$311,950   38.03%          1.61%   2.42%   3.23%   4.03%   4.84%   5.65%   6.45%    7.26%
      >= $311,951        >= $311,951   39.88%          1.68%   2.50%   3.33%   4.16%   4.99%   5.82%   6.65%    7.49%

------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; (ii) the New York State tax table benefit recapture tax; or (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

----------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
------------------------------------  INCOME           ---------------------------------------------------------------
     SINGLE              JOINT          TAX            1.00%   1.50%   2.00%   2.50%   3.00%   3.50%   4.00%    4.50%
     RETURN             RETURN        BRACKET**                           EQUIVALENT TAXABLE YIELD
-----------------  -----------------  ---------        ---------------------------------------------------------------

$      0-$ 28,400  $      0-$ 56,800   23.87%          1.31%   1.97%   2.63%   3.28%   3.94%   4.60%    5.25%    5.91%
$ 28,401-$ 68,800  $ 56,801-$114,650   33.36%          1.50%   2.25%   3.00%   3.75%   4.50%   5.25%    6.00%    6.75%
$ 68,801-$143,500  $114,651-$174,700   36.03%          1.56%   2.34%   3.13%   3.91%   4.69%   5.47%    6.25%    7.03%
$143,501-$311,950  $174,701-$311,950   40.70%          1.69%   2.53%   3.37%   4.22%   5.06%   5.90%    6.75%    7.59%
      >= $311,951        >= $311,951   42.25%          1.73%   2.60%   3.46%   4.33%   5.19%   6.06%    6.93%    7.79%

------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.


This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); (ii) the New York State tax table benefit recapture tax; or (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and
(iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

Taxable Equivalent Yield Tables   [GRAPHIC]

                       TAXABLE EQUIVALENT YIELD TABLES


The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under federal and California State personal income tax laws based upon the applicable federal 2003 rates and the California State 2002 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns.

                       FEDERAL AND CALIFORNIA STATE TABLE

----------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
------------------------------------  INCOME           ---------------------------------------------------------------
     SINGLE              JOINT          TAX            1.00%   1.50%   2.00%   2.50%   3.00%   3.50%   4.00%    4.50%
     RETURN             RETURN        BRACKET**                           EQUIVALENT TAXABLE YIELD
-----------------------------------------------        ---------------------------------------------------------------

$   0-$ 28,400        $   0-$ 56,800   20.10%          1.25%   1.88%   2.50%   3.13%   3.75%   4.38%    5.01%    5.63%
$ 28,401-$ 68,800  $ 56,801-$114,650   31.98%          1.47%   2.21%   2.94%   3.68%   4.41%   5.15%    5.88%    6.62%
$ 68,801-$143,500  $114,651-$174,700   34.70%          1.53%   2.30%   3.06%   3.83%   4.59%   5.36%    6.13%    6.89%
$143,501-$311,950  $174,701-$311,950   39.23%          1.65%   2.47%   3.29%   4.11%   4.94%   5.76%    6.58%    7.40%
      >= $311,951        >= $311,951   44.05%          1.70%   2.54%   3.39%   4.24%   5.09%   5.94%    6.79%    7.63%

------------

 * Net amount subject to federal and California state personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular California State personal income tax. Also, it is assumed that: (i) there are no federal or California State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for California State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

This table does not reflect proposed 2003 California State personal income tax laws, which would result in increased taxes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR HSBC BROKERAGE (USA) INC. AT 1-888-525-5757. OR CONTACT THE FUNDS AT:

              HSBC INVESTOR FUNDS
              PO BOX 182845
              COLUMBUS, OHIO 43218-2845
              TELEPHONE: 1-800-782-8183

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8070.

 Free from the EDGAR database on the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-4782.


RFFMM (11/03)

                       STATEMENT OF ADDITIONAL INFORMATION

                         HSBC INVESTOR MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

   General and Account Information             (800) 782-8183 (Toll Free)
---------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.             BISYS Fund Services
       Investment Adviser               Administrator, Distributor and Sponsor
           ("Adviser")                  ("BISYS," "Administrator," "Distributor,"
                                                      or "Sponsor")

     The HSBC Investor Money Market Fund is a separate series of the HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into six separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares" or "Private Investors Shares"), Institutional Shares (the "Class I Shares"), and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of the Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.


     November 1, 2003

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

   U.S. Government Securities..................................................2
   Sovereign and Supranational Debt Obligations................................2
   Foreign Securities..........................................................2
   Lending of Portfolio Securities.............................................3
   Repurchase Agreements.......................................................4
   Selection of Money Market Investments.......................................5
   Interest Rates..............................................................6
   Obligations of Personal and Business Credit Institutions....................
   Illiquid Investments, Rule 144A Securities, and Section 4(2)
      Securities...............................................................6
   Investments in Other Investment Companies...................................7
   Portfolio Transactions......................................................7

INVESTMENT RESTRICTIONS........................................................9

   Percentage and Rating Restrictions.........................................12

PERFORMANCE INFORMATION.......................................................13

MANAGEMENT OF THE TRUST.......................................................15

   Trustees and Officers......................................................15
   Board of Trustees..........................................................19

TRUSTEE COMPENSATION..........................................................22

   Investment Adviser.........................................................23
   Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only...25
   The Distributor and Sponsor................................................26
   Administrative Services Plan...............................................27
   Administrator..............................................................28
   Transfer Agent.............................................................29
   Custodian and Fund Accounting Agent........................................29
   Shareholder Servicing Agents...............................................29
   Federal Banking Law........................................................30
   Expenses...................................................................31

DETERMINATION OF NET ASSET VALUE..............................................31

PURCHASE OF SHARES............................................................32

   Exchange Privilege.........................................................33
   Automatic Investment Plan..................................................34
   Purchases Through a Shareholder Servicing Agent or a Securities Broker.....35
   Contingent Deferred Sales Charge ("CDSC") -- Class B Shares................36
   Conversion Feature -- Class B Shares.......................................37
   Level Load Alternative -- Class C Shares...................................37

REDEMPTION OF SHARES..........................................................37

   Systematic Withdrawal Plan.................................................38
   Redemption of Shares Purchased Directly Through the Distributor............38
   Check Redemption Service...................................................39

RETIREMENT PLANS..............................................................40

   Individual Retirement Accounts.............................................40
   Defined Contribution Plans.................................................40
   Section 457 Plan, 401(k) Plan, 403(b) Plan.................................40

DIVIDENDS AND DISTRIBUTIONS...................................................41

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................42

TAXATION......................................................................47

   Federal Income Tax.........................................................47

DISTRIBUTIONS IN GENERAL......................................................48

OTHER INFORMATION.............................................................51

   Capitalization.............................................................51
   Independent Auditors.......................................................51
   Counsel....................................................................51
   Code of Ethics.............................................................52
   Registration Statement.....................................................52
   Financial Statements.......................................................52
   Shareholder Inquiries......................................................52

GENERAL AND ACCOUNT INFORMATION...............................................52

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

     The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

     o bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     o bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

     o prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

     o corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

     o    municipal obligations: high-grade, short-term municipal obligations.

     o government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

     o repurchase agreements: with respect to U.S. Treasury or U.S. Government agency obligations.

     The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 60 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

     Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Sovereign and Supranational Debt Obligations

     To the extent the Fund invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Foreign Securities

     The Fund may invest in securities of foreign issuers. The Fund may only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Lending of Portfolio Securities

     The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers.

     By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and
(vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     Although the Fund would not have the right to vote any securities having voting rights during the existence of the loan, it could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

Repurchase Agreements

     The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

     All repurchase agreements entered into by the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

Selection of Money Market Investments

     The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

     Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

Interest Rates

     The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Investment in Various Industries


     The Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.


Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities

     The Fund may invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

     The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

Investments in Other Investment Companies

     The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contract for the Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     (9) sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     (10) invest for the purpose of exercising control or management;

     (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

     (12) taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (14) write, purchase or sell any put or call option or any combination thereof;

     (15) taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     (17) make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

     Non-Fundamental Restriction. The Fund will not as a matter of operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     As of the fiscal year ended on October 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, I, and Y shares were 1.29%, 0.69%, 0.69%, 1.45%, 1.82%, and 1.70%, respectively. As of the fiscal year ended on October 31, 2002, the Fund's performance information is as follows:

---------------------------------------------------------------------------------------------------------------------------
    Class A(1)           Class B(2)           Class C(3)           Class D(4)           Class I(5)           Class Y(6)
---------------------------------------------------------------------------------------------------------------------------
           Since                Since                Since                Since                Since                Since
1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------
1.49%      4.00%      0.64%     1.45%      0.88%     1.54%      1.64%     4.08%       N/A      1.54%      1.89%     4.39%
---------------------------------------------------------------------------------------------------------------------------

(1) November 13, 1998
(2) April 4, 2001
(3) March 23, 2001
(4) April 1, 1999
(5) January 9, 2002
(6) November 12, 1998

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

     Trustees

-------------------------------------------------------------------------------------------------------------
                                                        Principal          Number of
Name, Address, and    Position(s)    Term of Office   Occupation(s)   Portfolios in Fund
    Age/Date           Held with     and Length of    During Past 5    Complex Overseen    Other Trusteeships
    of Birth             Fund         Time Served         Years           by Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------
Non-Interested
Trustees
-------------------------------------------------------------------------------------------------------------
Frederick C. Chen       Trustee     Indefinite;       Management      26                   None
P.O. Box 182845                     1990 to present   Consultant
Columbus, OH 43218                                    (1988 to
Date of Birth:                                        present).
April 22, 1927
-------------------------------------------------------------------------------------------------------------
Larry M. Robbins        Trustee     Indefinite;       Director for    26                   None
P.O. Box 182845                     1987 to present   the Center of
Columbus, OH 43218                                    Teaching and
Date of Birth:                                        Learning,
December 2, 1938                                      University of
                                                      Pennsylvania.
-------------------------------------------------------------------------------------------------------------
Alan S. Parsow          Trustee     Indefinite;       General         26                   None
P.O. Box 818                        1987 to present   Partner of
Elkhorn, NE 68022                                     Parsow
Date of Birth:                                        Partnership,
January 16, 1950                                      Ltd. (1989 to
                                                      present).

-------------------------------------------------------------------------------------------------------------
                                                        Principal          Number of
Name, Address, and    Position(s)    Term of Office   Occupation(s)   Portfolios in Fund
    Age/Date           Held with     and Length of    During Past 5    Complex Overseen    Other Trusteeships
    of Birth             Fund         Time Served         Years           by Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------
Michael Seely           Trustee     Indefinite;       President of    26                   None
475 Lexington                       1987 to present   Investor
Avenue                                                Access
New York, NY 10017                                    Corporation
Date of Birth:                                        (investor
June 7, 1945                                          relations
                                                      consulting
                                                      firm).
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                        Principal          Number of
Name, Address, and    Position(s)    Term of Office   Occupation(s)   Portfolios in Fund
    Age/Date           Held with     and Length of    During Past 5    Complex Overseen    Other Trusteeships
    of Birth             Fund         Time Served         Years           by Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
Leslie E. Bains*        Trustee     Indefinite;       Senior          26                   None
452 Fifth Avenue                    2000 to present   Executive
26th Floor                                            Vice
New York, NY 10018                                    President,
Date of Birth:                                        HSBC Bank
July 28, 1943                                         USA (2000 to
                                                      present);
                                                      Executive
                                                      Vice
                                                      President,
                                                      Republic
                                                      National Bank
                                                      (1993 to
                                                      1999).
-------------------------------------------------------------------------------------------------------------

* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Officers

---------------------------------------------------------------------------------------------------------------
Name, Address, and            Position(s) Held with    Term of Office and       Principal Occupation(s) During
Age/Date of Birth                    Trust            Length of Time Served              Past 5 Years
---------------------------------------------------------------------------------------------------------------
Walter B. Grimm*              President and           Indefinite;             Employee of BISYS Fund Services,
3435 Stelzer Road             Secretary               1997 to present         Inc. (6/92 to present).
Columbus, OH 43219-3035
Date of Birth:
June 3, 1945
---------------------------------------------------------------------------------------------------------------
Richard F. Froio*             Vice President          Indefinite              Employee of BISYS Fund
60 State Street, Suite 1300                           1999 to present         Services, Inc. (4/99 to present);
Boston, MA 02109                                                              Legal Product Manager, Loomig,
Date of Birth:                                                                Sayles & Co. (3/93 to 4/99).
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Name, Address, and            Position(s) Held with    Term of Office and       Principal Occupation(s) During
 Age/Date of Birth                   Trust            Length of Time Served              Past 5 Years
---------------------------------------------------------------------------------------------------------------
September 12, 1968
---------------------------------------------------------------------------------------------------------------
Mark L. Suter*                Vice President          Indefinite;             Employee of BISYS Fund Services,
90 Park Avenue                                        2000 to present         Inc. (1/00 to present); Vice
10th Floor                                                                    President of Client Services,
New York, NY 10016                                                            Seligman Data (6/97 to 12/99);
Date of Birth:                                                                Vice President, Capitalink (2/96
August 6, 1962                                                                to 5/97).
---------------------------------------------------------------------------------------------------------------
Salvatore Iocolano            Vice President          Indefinite;             Senior Compliance Officer, HSBC
452 5th Avenue                                        2002 to present         Asset Management (Americas) Inc.
18th Floor                                                                    (2001 to present); Director of
New York, NY 10018                                                            Compliance, KPMG Investment
Date of Birth:                                                                Advisers (8/99 to 3/01); Director
August 6, 1962                                                                of Compliance, Oppenheimer
                                                                              Capital (3/98 to 8/99);
                                                                              Securities Compliance Examiner,
                                                                              U.S. Securities and Exchange
                                                                              Commission (3/95 to 3/98).
---------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*                Treasurer               Indefinite;             Employee of BISYS Fund Services,
3435 Stelzer Road                                     1999 to present         Inc. (7/99 to present); Director,
Columbus, OH 43219-3035                                                       Investors Bank & Trust, Canadian
Date of Birth:                                                                Operations (3/97 to 5/99).
January 26, 1969
---------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*               Secretary               Indefinite;             Senior Vice President and General
90 Park Avenue                                        2000 to present         Counsel of BISYS Fund Services
New York, NY 10016                                                            (5/98 to present); General
Date of Birth:                                                                Counsel of Moore Capital
May 29, 1955                                                                  Management, Inc. (10/93 to 5/96);
                                                                              Senior Vice President and General
                                                                              Counsel of Northstar Investment
                                                                              Management Corporation.
---------------------------------------------------------------------------------------------------------------
Alaina Metz*                  Assistant Secretary     Indefinite;             Employee of BISYS Fund Services,
3435 Stelzer Road                                     1996 to present         Inc. (6/95 to present).
Columbus, OH 43219-3035
Date of Birth:
April 4, 1967
---------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The Audit Committee, which is composed of only three independent (disinterested) trustees (each, an "Independent Trustee"), is to oversee the financial reporting and internal accounting controls of the Trust. The Audit Committee is currently chaired by Mr. Chen. The Audit Committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm;
(ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of the Fund's Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Fund's Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

-----------------------------------------------------------------------
                                              Aggregate Dollar Range of
                                               Equity Securities in All
                                                Registered Investment
                                                Companies Overseen by
                    Dollar Range of Equity       Trustee in Family of
Name of Trustee     Securities in the Trust      Investment Companies
-----------------------------------------------------------------------
Frederick C. Chen            None                 $50,001-$100,000
-----------------------------------------------------------------------
Alan S. Parsow               None                       None
-----------------------------------------------------------------------
Larry M. Robbins             None                  $10,001-$50,000
-----------------------------------------------------------------------
Michael Seely                None                       None
-----------------------------------------------------------------------
Leslie E. Bains              None                   Over $100,000
-----------------------------------------------------------------------

     No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

-----------------------------------------------------------------------------------
                    Name of
                  Owners and
Name of          Relationships                               Value of    Percent of
Trustee           to Trustee     Company   Title of Class   Securities      Class
-----------------------------------------------------------------------------------
Frederick C.
Chen             None            None      None             None         None
-----------------------------------------------------------------------------------
Larry M.
Robbins          None            None      None             None         None
-----------------------------------------------------------------------------------
Alan S. Parsow   None            None      None             None         None
-----------------------------------------------------------------------------------
Michael Seely    None            None      None             None         None
-----------------------------------------------------------------------------------


     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.


     No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Fund;

     o    an officer of the Fund;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o    the Adviser or principal underwriter of the Fund;

     o    an officer of the Adviser or principal underwriter of the Fund;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                          Compensation
                     Aggregate     Benefits Accrued     Estimated         From Fund and
 Name of Person,    Compensation   as Part of Funds   Annual Benefits     Fund Complex**
    Position         From Fund        Expenses*       Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee              $11,747.21    None               None                   $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,
Trustee              $11,747.21    None               None                   $25,000
-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee              $14,432.13    None               None                   $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee              $11,747.21    None               None                   $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustee              $        0    None               None                   $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of advisory fees paid by the Fund were $5,718,899, $3,251,190, and $1,354,207, respectively.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the Adviser waived advisory fees as follows: $0, $0, and $434, respectively.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly- owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its own resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on December 9, 2002. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The Advisory Contract did not increase current investment advisory fees and overall operating expenses of the Fund over historical fee and expense levels;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Fund. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the Fund paid $1,273,875, $390,261, and $0 for distribution expenses, respectively.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

     The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its shareholders.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from the Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed, on an annual basis, 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund Administrator may, out of its resources, assist in marketing the Fund's shares.

     For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.

     The Administration Agreement was renewed upon its expiration on March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the Fund accrued the following administration fees: $2,695,571, $1,268,181, and $548,241, respectively.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219-3035.

Custodian and Fund Accounting Agent

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund. For the fiscal year ended October 31, 2002, the aggregate amount of fund accounting fees paid by the Fund was $68,248.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares, of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the

Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 5:00 p.m., Eastern time, for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.


     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 60 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the

Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Fund. Although Class B Shares and Class C

Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.


     Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.


     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") -- Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                         CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                              4.00%
1-2                              3.00%
2-3                              2.00%
3-4                              1.00%
More than 4                       None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

     Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

     The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A Shares or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A Shares or Class D Shares of the Fund by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax advisor.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into six classes of shares.

     Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


     As of October 16, 2003, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:



                                      Share Balance   Percentage
                                      -------------   ----------
A SHARES

HSBC Bank USA                          225,011,895       68.12%
One HSBC Center 17th Floor
Buffalo, NY 14240

HSBC Brokerage USA Inc.                104,592,614       31.66%
452 Fifth Avenue
New York, NY 10018

B SHARES

HSBC Brokerage USA Inc                     307,285      100.00%
Joan Taccetta
452 Fifth Avenue
New York, NY 10018

C SHARES

HSBC Bank USA                          154,131,924       99.18%
452 5th Avenue, 20th Floor
ATTN: Kevin L. Parker
New York, NY 10018

D SHARES

HSBC Bank USA TTEE                     498,642,394       58.65%
AAA Western and Central NY 401k
P.O. Box 1329
Buffalo, NY 142401329

HSBC Brokerage USA Inc                 308,532,825       36.29%
452 Fifth Ave
New York, NY 10018

Kinco and Co.                           42,673,505        5.02%
PO Box 1329
c/o HSBC Bank USA
Buffalo, NY 14240

I SHARES

HSBC Bank USA                          732,922,181       22.11%
One HSBC Center 17th Floor
Buffalo, NY 14240

HSBC Brokerage USA Inc.                411,858,496       12.42%
452 Fifth Avenue
New York, NY 10018

Morgan Stanley                         300,000,000        9.05%
750 Seventh Avenue
Attn: Eduardo Mendez-Vice-President
New York, NY 10019-6825

Lucent Technologies Inc.               255,540,562        7.71%
600 Mountain Avenue
Attn: Richard Li-Treasury Manager
Murray Hill, NJ 07974

General Motors Acceptance Corp.        246,560,804        7.44%
Attn: Wayne Crawford
M/C 482-B12-C24
200 Renaissance Ctr.
Detroit, MI 48265

Bear Stearns Securities Corp.          212,600,000        6.41%
001-04111
1 Metrotech Center North
Brooklyn, NY 11201

Y SHARES

HSBC Bank USA                          527,588,424       75.64%
HSBC Bank USA Plan
PO Box 1329
Buffalo, NY 142401329

Kinco and Co.                          104,272,721       14.95%
PO Box 1329
c/o HSBC Bank USA
Buffalo, NY 14240

HSBC Brokerage USA Inc.                 37,516,182        5.38%
452 Fifth Avenue
New York, NY 10018



                                    TAXATION

Federal Income Tax

     The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions in General

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether received in cash or reinvested in Fund, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2003) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was "Fund Trust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     The Fund's current audited financial statements dated October 31, 2002 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 2002 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                       STATEMENT OF ADDITIONAL INFORMATION

                       HSBC INVESTOR CASH MANAGEMENT FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

           General and Account Information (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.            BISYS Fund Services
         Investment Adviser             Administrator, Distributor and Sponsor
             ("Adviser")               ("BISYS," "Administrator," "Distributor,"
                                                    or "Sponsor")

     The HSBC Investor Cash Management Fund is a separate series of the HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into six separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares" or "Private Investors Shares"), Institutional Shares (the "Class I Shares"), and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of the Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

     References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

     November 1, 2003

                                TABLE OF CONTENTS

                                                                              Page No.
                                                                              --------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......................................1

   U.S. Government Securities........................................................2
   Sovereign and Supranational Debt Obligations......................................2
   Foreign Securities................................................................2
   Lending of Portfolio Securities...................................................3
   Repurchase Agreements.............................................................4
   Selection of Money Market Investments.............................................5
   Interest Rates....................................................................5
   Obligations of Personal and Business Credit Institutions..........................5
   Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities...........6
   Investments in Other Investment Companies.........................................6
   Portfolio Transactions............................................................6

INVESTMENT RESTRICTIONS..............................................................8

   Percentage and Rating Restrictions...............................................10

PERFORMANCE INFORMATION.............................................................10

MANAGEMENT OF THE TRUST.............................................................12

   Trustees and Officers............................................................12
   Board of Trustees................................................................15

TRUSTEE COMPENSATION................................................................17

   Investment Adviser...............................................................18
   Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only.........20
   The Distributor and Sponsor......................................................21
   Administrative Services Plan.....................................................22
   Administrator....................................................................22
   Transfer Agent...................................................................23
   Custodian and Fund Accounting Agent..............................................23
   Shareholder Servicing Agents.....................................................23
   Federal Banking Law..............................................................24
   Expenses.........................................................................25

DETERMINATION OF NET ASSET VALUE....................................................25

PURCHASE OF SHARES..................................................................26

   Exchange Privilege...............................................................27
   Automatic Investment Plan........................................................28
   Purchases Through a Shareholder Servicing Agent or a Securities Broker...........28
   Contingent Deferred Sales Charge ("CDSC") -- Class B Shares......................29
   Conversion Feature -- Class B Shares.............................................30
   Level Load Alternative -- Class C Shares.........................................30

REDEMPTION OF SHARES................................................................30

   Systematic Withdrawal Plan.......................................................31
   Redemption of Shares Purchased Directly Through the Distributor..................31
   Check Redemption Service.........................................................32

RETIREMENT PLANS....................................................................32

   Individual Retirement Accounts...................................................32
   Defined Contribution Plans.......................................................33
   Section 457 Plan, 401(k) Plan, 403(b) Plan.......................................33

DIVIDENDS AND DISTRIBUTIONS.........................................................33

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES................................34

TAXATION............................................................................36

   Federal Income Tax...............................................................36

DISTRIBUTIONS IN GENERAL............................................................37

OTHER INFORMATION...................................................................39

   Capitalization...................................................................39
   Independent Auditors.............................................................39
   Counsel..........................................................................40
   Code of Ethics...................................................................40
   Registration Statement...........................................................40
   Financial Statements.............................................................40
   Shareholder Inquiries............................................................40

GENERAL AND ACCOUNT INFORMATION.....................................................40

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

     The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

     o bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     o bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

     o prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

     o corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

     o    municipal obligations: high-grade, short-term municipal obligations.

     o government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

     o repurchase agreements: with respect to U.S. Treasury or U.S. Government agency obligations.

     The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest category (i.e., A-1/P-1) by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

     Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Sovereign and Supranational Debt Obligations

     To the extent the Fund invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Foreign Securities

     The Fund may invest in securities of foreign issuers. The Fund may only invest in, without limit, U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Lending of Portfolio Securities

     The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers.

     By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     Although the Fund would not have the right to vote any securities having voting rights during the existence of the loan, it could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

Repurchase Agreements

     The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

     All repurchase agreements entered into by the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

Selection of Money Market Investments

     The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

     Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

Interest Rates

     The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Investment in Various Industries


     The Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities

     The Fund may invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

     The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

Investments in Other Investment Companies

     The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contract for the Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions;

          for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     (9) sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     (10) taken together with any investments described in Investment Restriction (13) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     (11) write, purchase or sell any put or call option or any combination thereof;

     (12) taken together with any investments described in Investment Restriction (10) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     (13) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     (14) make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.




Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

               Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

     Trustees


-------------------------------------------------------------------------------------------------------------------
                                                            Principal            Number of
  Name, Address, and      Position(s)   Term of Office    Occupation(s)     Portfolios in Fund
       Age/Date            Held with    and Length of     During Past 5      Complex Overseen    Other Trusteeships
       of Birth              Fund        Time Served          Years             by Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
-------------------------------------------------------------------------------------------------------------------
Frederick C. Chen         Trustee       Indefinite;       Management        26                   None
P.O. Box 182845                         2003 to present   Consultant
Columbus, OH 43218                                        (1988 to
Date of Birth:                                            present).
April 22, 1927
-------------------------------------------------------------------------------------------------------------------
Larry M. Robbins          Trustee       Indefinite;       Director for      26                   None
P.O. Box 182845                         2003 to present   the Center of
Columbus, OH 43218                                        Teaching and
Date of Birth:                                            Learning,
December 2, 1938                                          University of
                                                          Pennsylvania.
-------------------------------------------------------------------------------------------------------------------
Alan S. Parsow            Trustee       Indefinite;       General Partner   26                   None
P.O. Box 818                            2003 to present   of Parsow
Elkhorn, NE 68022                                         Partnership,
Date of Birth:                                            Ltd. (1989 to
January 16, 1950                                          present).
-------------------------------------------------------------------------------------------------------------------
Michael Seely             Trustee       Indefinite;       President of      26                   None
475 Lexington Avenue                    2003 to present   Investor Access
New York, NY 10017                                        Corporation
Date of Birth:                                            (investor
June 7, 1945                                              relations
                                                          consulting
                                                          firm).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                             Principal           Number of
Name, Address, and        Position(s)   Term of Office     Occupation(s)    Portfolios in Fund
     Age/Date              Held with     and Length of     During Past 5     Complex Overseen    Other Trusteeships
     of Birth                Fund         Time Served          Years            by Trustee         Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------
Leslie E. Bains*          Trustee       Indefinite;       Senior            26                   None
452 Fifth Avenue                        2003 to present   Executive Vice
26th Floor                                                President, HSBC
New York, NY 10018                                        Bank USA (2000
Date of Birth:                                            to present);
July 28, 1943                                             Executive Vice
                                                          President,
                                                          Republic
                                                          National Bank
                                                          (1993 to 1999).
------------------------------------------------------------------------------------------------------------------


* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Officers

-----------------------------------------------------------------------------------------------------------------------------
 Name, Address, and Age/Date of   Position(s) Held with     Term of Office and Length   Principal Occupation(s) During Past 5
              Birth                       Trust                   of Time Served                       Years
-----------------------------------------------------------------------------------------------------------------------------
Walter B. Grimm*                  President and Secretary   Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                           2003 to present             (6/92 to present).
Columbus, OH 43219-3035
Date of Birth:
June 3, 1945
-----------------------------------------------------------------------------------------------------------------------------
Richard F. Froio*                 Vice President            Indefinite                  Employee of BISYS Fund
60 State Street                                             2003 to present             Services, Inc. (4/99 to present);
Suite 1300                                                                              Legal Product Manager, Loomig, Sayles
Boston, MA 02109                                                                        & Co. (3/93 to 4/99).
Date of Birth:
September 12, 1968
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 Name, Address, and Age/Date of   Position(s) Held with     Term of Office and Length   Principal Occupation(s) During Past 5
            Birth                         Trust                   of Time Served                        Years
-----------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*                    Vice President            Indefinite;                 Employee of BISYS Fund Services, Inc.
90 Park Avenue                                              2003 to present             (1/00 to present); Vice President of
10th Floor                                                                              Client Services, Seligman Data (6/97
New York, NY 10016                                                                      to 12/99); Vice President, Capitalink
Date of Birth:                                                                          (2/96 to 5/97).
August 6, 1962
-----------------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano                Vice President            Indefinite;                 Senior Compliance Officer, HSBC Asset
452 5th Avenue                                              2003 to present             Management (Americas) Inc. (2001 to
18th Floor                                                                              present); Director of Compliance,
New York, NY 10018                                                                      KPMG Investment Advisers (8/99 to
Date of Birth:                                                                          3/01); Director of Compliance,
August 6, 1962                                                                          Oppenheimer Capital (3/98 to 8/99);
                                                                                        Securities Compliance Examiner, U.S.
                                                                                        Securities and Exchange Commission
                                                                                        (3/95 to 3/98).
-----------------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*                    Treasurer                 Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                           2003 to present             (7/99 to present); Director,
Columbus, OH 43219-3035                                                                 Investors Bank & Trust, Canadian
Date of Birth:                                                                          Operations (3/97 to 5/99).
January 26, 1969
-----------------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*                   Secretary                 Indefinite;                 Senior Vice President and General
90 Park Avenue                                              20003 to present            Counsel of BISYS Fund Services (5/98
New York, NY 10016                                                                      to present); General Counsel of Moore
Date of Birth:                                                                          Capital Management, Inc. (10/93 to
May 29, 1955                                                                            5/96); Senior Vice President and
                                                                                        General Counsel of Northstar
                                                                                        Investment Management Corporation.
-----------------------------------------------------------------------------------------------------------------------------
Alaina Metz*                      Assistant Secretary       Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                           2003 to present             (6/95 to present).
Columbus, OH 43219-3035
Date of Birth:
April 4, 1967
-----------------------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The Audit Committee, which is composed of only three independent (disinterested) trustees (each, an "Independent Trustee"), is to oversee the financial reporting and internal accounting controls of the Trust. The Audit Committee is currently chaired by Mr. Chen. The Audit Committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm;
(ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of the Fund's Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Fund's Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

------------------------------------------------------------------------
                                              Aggregate Dollar Range of
                                               Equity Securities in All
                                                 Registered Investment
                                                 Companies Overseen by
                     Dollar Range of Equity      Trustee in Family of
 Name of Trustee    Securities in the Trust      Investment Companies
------------------------------------------------------------------------
Frederick C. Chen             None                 $50,001-$100,000
------------------------------------------------------------------------
Alan S. Parsow                None                       None
------------------------------------------------------------------------
Larry M. Robbins              None                  $10,001-$50,000
------------------------------------------------------------------------
Michael Seely                 None                       None
------------------------------------------------------------------------
Leslie E. Bains               None                   Over $100,000
------------------------------------------------------------------------

     No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

--------------------------------------------------------------------------------------
                       Name of
                     Owners and
                    Relationships                               Value of    Percent of
 Name of Trustee     to Trustee     Company   Title of Class   Securities     Class
--------------------------------------------------------------------------------------
Frederick C. Chen        None         None         None           None         None
--------------------------------------------------------------------------------------
Larry M. Robbins         None         None         None           None         None
--------------------------------------------------------------------------------------
Alan S. Parsow           None         None         None           None         None
--------------------------------------------------------------------------------------
Michael Seely            None         None         None           None         None
--------------------------------------------------------------------------------------


     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.


     No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Fund;

     o    an officer of the Fund;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o    the Adviser or principal underwriter of the Fund;

     o    an officer of the Adviser or principal underwriter of the Fund;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                          Compensation
                     Aggregate     Benefits Accrued      Estimated        From Fund and
 Name of Person,    Compensation   as Part of Funds   Annual Benefits    Fund Complex**
    Position          From Fund        Expenses*      Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee                  $0              None               None             $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,
Trustee                  $0              None               None             $25,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee                  $0              None               None             $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee                  $0              None               None             $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustee                  $0              None               None             $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly- owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its own resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on June 16, 2003. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Fund. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

     The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its shareholders.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from the Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed, on an annual basis, 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund Administrator may, out of its resources, assist in marketing the Fund's shares.

     For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.

     The Administration Agreement was renewed upon its expiration on March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian and Fund Accounting Agent

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares, of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such

Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 5:00 p.m., Eastern time, for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the

Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.


     Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.


     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder

Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") -- Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                        CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                             4.00%
1-2                             3.00%
2-3                             2.00%
3-4                             1.00%
More than 4                      None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

     Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES


     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.


     The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A Shares or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A Shares or Class D Shares of the Fund by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax advisor.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into six classes of shares.

     Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such

Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

Federal Income Tax

     The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least

98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions in General

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether received in cash or reinvested in Fund, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2003) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was "Fund Trust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements


     Since the Fund recently began operations it does not have audited financial statements.


Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

     GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                       STATEMENT OF ADDITIONAL INFORMATION

                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

  General and Account Information             (800) 782-8183 (Toll Free)
------------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.              BISYS Fund Services
       Investment Adviser                   Administrator, Distributor and Sponsor
          ("Adviser")                   ("BISYS," "Administrator," "Distributor," or
                                                          "Sponsor")

     The HSBC Investor U.S. Government Money Market Fund (the "Fund") is a separate series of the HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into six separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares" or "Private Investors Shares"), Institutional Shares (the "Class I Shares"), and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares, Class I Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of the Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

     References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered.

Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

     November 1, 2003

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

   U.S. Government Securities..................................................1
   Lending of Portfolio Securities.............................................2
   Repurchase Agreements.......................................................2
   Selection of Money Market Investments.......................................3
   Interest Rates..............................................................4
   Illiquid Investments, Rule 144A Securities, and Section 4(2)
      Securities...............................................................4
   Investments in Other Investment Companies...................................5
   Portfolio Transactions......................................................5

INVESTMENT RESTRICTIONS........................................................6

   Percentage and Rating Restrictions..........................................9

PERFORMANCE INFORMATION........................................................9

MANAGEMENT OF THE TRUST.......................................................11

   Trustees and Officers......................................................11
   Board of Trustees..........................................................14

TRUSTEE COMPENSATION..........................................................16

   Investment Adviser.........................................................17
   Distribution Plans -- Class A, Class B, Class C, and Class D
      Shares Only.............................................................19
   The Distributor and Sponsor................................................20
   Administrative Services Plan...............................................21
   Administrator..............................................................21
   Transfer Agent.............................................................22
   Custodian and Fund Accounting Agent........................................22
   Shareholder Servicing Agents...............................................22
   Federal Banking Law........................................................23
   Expenses...................................................................24

DETERMINATION OF NET ASSET VALUE..............................................24

PURCHASE OF SHARES............................................................27

   Exchange Privilege.........................................................28
   Automatic Investment Plan..................................................29
   Purchases Through a Shareholder Servicing Agent or a
      Securities Broker.......................................................29
   Contingent Deferred Sales Charge ("CDSC") -- Class B Shares................30
   Conversion Feature -- Class B Shares.......................................30
   Level Load Alternative -- Class C Shares...................................31

REDEMPTION OF SHARES..........................................................31

   Systematic Withdrawal Plan.................................................32
   Redemption of Shares Purchased Directly Through the
      Distributor.............................................................32

   Check Redemption Service...................................................33

RETIREMENT PLANS..............................................................33

   Individual Retirement Accounts.............................................33
   Defined Contribution Plans.................................................34
   Section 457 Plan, 401(k) Plan, 403(b) Plan.................................34

DIVIDENDS AND DISTRIBUTIONS...................................................34

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................35

TAXATION..................................................................... 38

   Federal Income Tax.........................................................38

DISTRIBUTIONS IN GENERAL......................................................39

OTHER INFORMATION.............................................................41

   Capitalization.............................................................41
   Independent Auditors.......................................................41
   Counsel....................................................................41
   Code of Ethics.............................................................41
   Registration Statement.....................................................42
   Financial Statements.......................................................42
   Shareholder Inquiries......................................................42

GENERAL AND ACCOUNT INFORMATION...............................................42

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

     The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

     The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association ("FNMA"), and (iii) obligations of the Student Loan Marketing Association, respectively.

     The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. In addition, there can be no assurance that the investment objectives of the Fund will be achieved. The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

     Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Lending of Portfolio Securities

     The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers.

     By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     Although the Fund would not have the right to vote any securities having voting rights during the existence of the loan, it could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

Repurchase Agreements

     The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

     All repurchase agreements entered into by the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

Selection of Money Market Investments

     The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

     Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S.

Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

Interest Rates

     The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities

     The Fund may invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

     The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

Investments in Other Investment Companies

     The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for the Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of an Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

     (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     (9) sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

     (10) invest for the purpose of exercising control or management;

     (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

     (12) taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (14) write, purchase or sell any put or call option or any combination thereof;

     (15) taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     (17) make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

     Non-Fundamental Restriction. The Fund will not as a matter of operating policy invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     As of the fiscal year ended on October 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 1.11%, 0.49%, N/A, 1.26%, and 1.51%, respectively. As of the fiscal year ended on October 31, 2002, the Fund's performance information is as follows:

---------------------------------------------------------------------------------
    Class A(1)           Class B(2)           Class D(3)           Class Y(4)
---------------------------------------------------------------------------------
           Since                Since                Since                Since
1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception
---------------------------------------------------------------------------------
 1.23%     4.41%      0.62%     3.14%      1.38%     3.83%     1.63%      4.51%
---------------------------------------------------------------------------------

(1) May 3, 1990
(2) September 11, 1998
(3) April 1, 1999
(4) July 1, 1996

Class I shares commenced operations as of the date of this SAI, therefore performance information is not yet available.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Trustees

---------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios
                                             Term of          Principal          in Fund
   Name, Address, and                       Office and      Occupation(s)        Complex
       Age/Date             Position(s)     Length of       During Past 5        Overseen    Other Trusteeships
       of Birth           Held with Fund   Time Served         Years            by Trustee     Held by Trustee
---------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
---------------------------------------------------------------------------------------------------------------
Frederick C. Chen         Trustee          Indefinite;   Management             26           None
P.O. Box 182845                            1990 to       Consultant (1988 to
Columbus, OH43218                          present       present).
Date of Birth:
April 22, 1927
---------------------------------------------------------------------------------------------------------------
Larry M. Robbins          Trustee          Indefinite;   Director for the       26           None
P.O. Box 182845                            1987 to       Center of Teaching
Columbus, OH 43218                         present       and Learning,
Date of Birth:                                           University of
December 2, 1938                                         Pennsylvania.
---------------------------------------------------------------------------------------------------------------
Alan S. Parsow            Trustee          Indefinite;   General Partner of     26           None
P.O. Box 818                               1987 to       Parsow Partnership,
Elkhorn, NE  68022                         present       Ltd. (1989 to
Date of Birth:                                           present).
January 16, 1950
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                Portfolios
                                             Term of          Principal          in Fund
   Name, Address, and                       Office and      Occupation(s)        Complex
       Age/Date             Position(s)     Length of       During Past 5        Overseen    Other Trusteeships
       of Birth           Held with Fund   Time Served         Years            by Trustee     Held by Trustee
---------------------------------------------------------------------------------------------------------------
Michael Seely             Trustee          Indefinite;   President of           26           None
475 Lexington Avenue                       1987 to       Investor Access
New York, NY 10017                         present       Corporation
Date of Birth:                                           (investor relations
June 7, 1945                                             consulting firm).
---------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------
Leslie E. Bains*          Trustee          Indefinite;   Senior Executive       26           None
452 Fifth Avenue                           2000 to       Vice President, HSBC
26th Floor                                 present       Bank USA (2000 to
New York, NY 10018                                       present); Executive
Date of Birth:                                           Vice President,
July 28, 1943                                            Republic National
                                                         Bank (1993 to 1999).
---------------------------------------------------------------------------------------------------------------

* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Officers

-----------------------------------------------------------------------------------------------------------------
   Name, Address, and     Position(s) Held with    Term of Office and         Principal Occupation(s) During
   Age/Date of Birth              Trust           Length of Time Served                Past 5 Years
-----------------------------------------------------------------------------------------------------------------
Walter B. Grimm*          President and           Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road         Secretary               1997 to present         (6/92 to present).
Columbus, OH 43219-3035
Date of Birth:
June 3, 1945
-----------------------------------------------------------------------------------------------------------------
Richard F. Froio*         Vice President          Indefinite              Employee of BISYS Fund
60 State Street                                   1999 to present         Services, Inc. (4/99 to present); Legal
Suite 1300                                                                Product Manager, Loomig, Sayles & Co.
Boston, Ma 02109                                                          (3/93 to 4/99).
Date of Birth:
September 12, 1968
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   Name, Address, and     Position(s) Held with    Term of Office and         Principal Occupation(s) During
   Age/Date of Birth             Trust            Length of Time Served                 Past 5 Years
------------------------------------------------------------------------------------------------------------------
Mark L. Suter*            Vice President          Indefinite;             Employee of BISYS Fund Services, Inc.
90 Park Avenue                                    2000 to present         (1/00 to present); Vice President of
10th Floor                                                                Client Services, Seligman Data (6/97 to
New York, NY 10016                                                        12/99); Vice President, Capitalink (2/96
Date of Birth:                                                            to 5/97).
August 6, 1962
------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano        Vice President          Indefinite;             Senior Compliance Officer, HSBC Asset
452 5th Avenue                                    2002 to present         Management (Americas) Inc. (2001 to
18th Floor                                                                present); Director of Compliance, KPMG
New York, NY 10018                                                        Investment Advisers (8/99 to 3/01);
Date of Birth:                                                            Director of Compliance, Oppenheimer
August 6, 1962                                                            Capital (3/98 to 8/99); Securities
                                                                          Compliance Examiner, U.S. Securities and
                                                                          Exchange Commission (3/95 to 3/98).
------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*            Treasurer               Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1999 to present         (7/99 to present); Director, Investors
Columbus, OH 43219-3035                                                   Bank & Trust, Canadian Operations (3/97
Date of Birth:                                                            to 5/99).
January 26, 1969
------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*           Secretary               Indefinite;             Senior Vice President and General
90 Park Avenue                                    2000 to present         Counsel of BISYS Fund Services (5/98 to
New York, NY 10016                                                        present); General Counsel of Moore
Date of Birth:                                                            Capital Management, Inc. (10/93 to
May 29, 1955                                                              5/96); Senior Vice President and General
                                                                          Counsel of Northstar Investment
                                                                          Management Corporation.
------------------------------------------------------------------------------------------------------------------
Alaina Metz*              Assistant Secretary     Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1996 to present         (6/95 to present).
Columbus, OH 43219-3035
Date of Birth:
April 4, 1967
------------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The Audit Committee, which is composed of only three independent (disinterested) trustees (each, an "Independent Trustee"), is to oversee the financial reporting and internal accounting controls of the Trust. The Audit Committee is currently chaired by Mr. Chen. The Audit Committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm;
(ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of the Fund's Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Fund's Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

------------------------------------------------------------------------------
                                              Aggregate Dollar Range of Equity
                                                Securities in All Registered
                                              Investment Companies Overseen by
                     Dollar Range of Equity    Trustee in Family of Investment
 Name of Trustee    Securities in the Trust             Companies
------------------------------------------------------------------------------
Frederick C. Chen            None                      $50,001-$100,000
------------------------------------------------------------------------------
Alan S. Parsow               None                          None
------------------------------------------------------------------------------
Larry M. Robbins             None                      $10,001-$50,000
------------------------------------------------------------------------------
Michael Seely                None                          None
------------------------------------------------------------------------------
Leslie E. Bains          Over $100,000                  Over $100,000
------------------------------------------------------------------------------

     No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

--------------------------------------------------------------------------------------
                       Name of
                     Owners and
                    Relationships                               Value of    Percent of
 Name of Trustee     to Trustee     Company   Title of Class   Securities     Class
--------------------------------------------------------------------------------------
Frederick C. Chen   None            None      None             None         None
--------------------------------------------------------------------------------------
Larry M. Robbins    None            None      None             None         None
--------------------------------------------------------------------------------------
Alan S. Parsow      None            None      None             None         None
--------------------------------------------------------------------------------------
Michael Seely       None            None      None             None         None
--------------------------------------------------------------------------------------


     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding share s of the Fund.


     No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the

Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Fund;

     o    an officer of the Fund;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o    the Adviser or principal underwriter of the Fund;

     o    an officer of the Adviser or principal underwriter of the Fund;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                          Compensation
                     Aggregate     Benefits Accrued      Estimated        From Fund and
Name of Person,     Compensation   as Part of Funds   Annual Benefits     Fund Complex**
   Position          From Fund        Expenses*       Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee               $5,706.02          None               None            $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,       $5,706.02          None               None            $25,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Trustee
-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee               $6,893.66          None               None            $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee               $5,706.02          None               None            $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustee               $       0          None               None            $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of advisory fees paid by the Fund were $3,516,718, $3,548,435, and $3,101,264, respectively.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its own resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on December 9, 2002. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The Advisory Contract did not increase current investment advisory fees or overall operating expenses of the Fund over historical fee and expense levels;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan") of the Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class

B Shares, Class C Shares and Class D Shares and to reduce each class' expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class' shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of distribution expenses paid by the Fund were $393, $1,004 and $894, respectively.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

     The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its shareholders.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from the Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed, on an annual basis, 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C

Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund Administrator may, out of its own resources, assist in marketing the Fund's shares.

     For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.

     The Administration Agreement was renewed upon its expiration on March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the Fund accrued the following administration fees: $1,334,320, $1,386,488 and $1,258,857, respectively.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian and Fund Accounting Agent

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund. For the fiscal year ended October 31, 2002, the aggregate amount of fund accounting fees paid by the Fund was $63,218.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem

Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 3:00 p.m., Eastern time, for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

     Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the. The Adviser typically completes its trading on behalf of the Fund in various markets before 4:00 p.m., Eastern time, and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., Eastern time. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the.

     In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

     The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

     Subject to the Trust's compliance with applicable regulations, the Trust, on behalf of the Fund, has reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from the Fund (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Fund; and, therefore, shareholders of the Fund that receive redemptions in kind will receive securities of the Fund. The Fund has advised the Trust that the Fund will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

     Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") -- Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                       CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                            4.00%
1-2                            3.00%
2-3                            2.00%
3-4                            1.00%
More than 4                     None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

     Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.


     The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A Shares or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A Shares or Class D Shares of the Fund by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax advisor.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into six classes of shares.

     Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     As of October 16, 2003, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:



                                    Share Balance   Percentage
                                    -------------   ----------
A SHARES

HSBC Bank USA                        547,716,990      88.89%
452 5th Ave
Attn:  David Marrero
New York, NY 10018

HSBC Brokerage USA Inc.               67,732,627      10.99%
452 Fifth Avenue
New York, NY 10018

B SHARES

HSBC Brokerage USA Inc.                   16,968      99.93%
Kwok K. Chan
452 Fifth Avenue
New York, NY 10018

D SHARES

HSBC Bank USA TTEE                   559,231,366      91.19%
AAA Western and Central NY 401(k)
PO Box 1329
Buffalo, NY 14240-1329

HSBC Brokerage USA Inc                32,215,781       5.25%
452 Fifth Avenue
New York, NY 10018

Y SHARES

HSBC Bank USA                        286,253,038      76.28%
One HSBC Center, 17th Floor
Buffalo, NY 14240

Kinco & Company                       84,807,762      22.60%
PO Box 1329
Buffalo, NY 14240

                                    TAXATION

Federal Income Tax

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions in General

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether received in cash or reinvested in Fund, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if an individual shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2003) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     The Fund's current audited financial statements dated October 31, 2002 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 2002 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

                                  PO Box 182845
                            Columbus, Ohio 43218-2845

     General and Account Information               (800) 782-8183 (Toll Free)
------------------------------------------------------------------------------------
HSBC Asset Management (Americas) Inc.                BISYS Fund Services
         Investment Adviser                Administrator, Distributor and Sponsor
             ("Adviser")                ("BISYS," "Administrator," "Distributor," or
                                                         "Sponsor")

     The HSBC Investor New York Tax-Free Money Market Fund (the "Fund") is a separate series of the HSBC Investor Funds (the "Trust"), an open-end management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into five separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares" or "Private Investors Shares"), and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares, and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares of the Fund may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

     References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

     November 1, 2003

                                TABLE OF CONTENTS

                                                                                Page No.
                                                                                -------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................... 1

   U.S. Government Securities........................................................ 3
   When-Issued" Municipal Obligations................................................ 3
   Lending of Portfolio Securities................................................... 4
   Repurchase Agreements............................................................. 5
   Variable Rate Instruments......................................................... 6
   Participation Interests........................................................... 7
   Selection of Money Market Investments............................................. 9
   Interest Rates.................................................................... 9
   Stand-By Commitments.............................................................. 9
   Taxable Securities................................................................10
   Obligations of Personal and Business Credit Institutions..........................11
   Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities...........11
   Investments in Other Investment Companies.........................................11
   Portfolio Transactions............................................................12
   Risk Factors Affecting Investments in New York Municipal Obligations..............13

INVESTMENT RESTRICTIONS..............................................................14

   Percentage and Rating Restrictions................................................17

PERFORMANCE INFORMATION..............................................................18

MANAGEMENT OF THE TRUST..............................................................20

   Trustees and Officers.............................................................20
   Board of Trustees.................................................................23

TRUSTEE COMPENSATION.................................................................25

   Investment Adviser................................................................26
   Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only..........28
   The Distributor and Sponsor.......................................................29
   Administrative Services Plan......................................................30
   Administrator.....................................................................30
   Transfer Agent....................................................................31
   Custodian and Fund Accounting Agent...............................................31
   Shareholder Servicing Agents......................................................32
   Federal Banking Law...............................................................32
   Expenses..........................................................................33

DETERMINATION OF NET ASSET VALUE.....................................................33

PURCHASE OF SHARES...................................................................36

   Exchange Privilege................................................................37
   Automatic Investment Plan.........................................................38
   Purchases Through a Shareholder Servicing Agent or a Securities Broker............38
   Contingent Deferred Sales Charge ("CDSC") - Class B Shares........................39
   Conversion Feature -- Class B Shares..............................................39
   Level Load Alternative -- Class C Shares..........................................40

REDEMPTION OF SHARES.................................................................40

   Systematic Withdrawal Plan........................................................41
   Redemption of Shares Purchased Directly Through the Distributor...................41
   Check Redemption Service..........................................................41

RETIREMENT PLANS.....................................................................42

   Individual Retirement Accounts....................................................42
   Defined Contribution Plans........................................................42
   Section 457 Plan, 401(k) Plan, 403(b) Plan........................................43

DIVIDENDS AND DISTRIBUTIONS..........................................................43

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.................................44

TAXATION.............................................................................47

   Federal Income Tax................................................................47
   Alternative Minimum Tax...........................................................50

OTHER INFORMATION....................................................................50

   Capitalization....................................................................50
   Independent Auditors..............................................................51
   Counsel...........................................................................51
   Code of Ethics....................................................................51
   Registration Statement............................................................51
   Financial Statements..............................................................52
   Shareholder Inquiries.............................................................52

APPENDIX A...........................................................................53

APPENDIX B...........................................................................55

APPENDIX C...........................................................................88

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

     The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

     The Fund seeks to achieve its investment objective by investing at least 80% of its assets in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

     Although under normal circumstances, the Fund will invest at least 80% of its assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the Fund's net assets in tax exempt obligations. This is not a fundamental policy and may be changed by the Board of Directors of the Trust, without a vote of shareholders, upon 60 days' prior notice. The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

     The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

     All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

     (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

     (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

     (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

     The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

     Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

"When-Issued" Municipal Obligations

     The Fund may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of a Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for Fund until delivery occurs. Although the Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

     Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that municipal obligation. Furthermore, if the Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if the Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

     Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

Lending of Portfolio Securities

     The Fund may seek to increase their income by lending portfolio securities to entities deemed creditworthy by the Adviser. The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers.

     By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities (no fee will be paid to affiliated persons of the Fund); and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     Although the Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk.

Repurchase Agreements

     The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitor that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

     All repurchase agreements entered into by the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceeds 10% of the Fund's net assets

Variable Rate Instruments

     The Fund may invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

     Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

     Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

     Certain floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

     The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

Participation Interests

     Variable rate instruments in which the Fund's assets may be invested include participation interests in municipal obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation bears to the total principal amount of the municipal obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the municipal obligation, plus accrued interest. If the notice period is more than seven days, the municipal obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases the underlying municipal obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Fund intends to hold them until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid thereon.

     The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

     Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund attempts to have the issuer of the participation interest bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

     In view of the possible "concentration" of the Fund in participation interests in municipal obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

     Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase. While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Selection of Money Market Investments

     The Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and this prospectus supplemented.

     Securities issued or guaranteed as to principal and interest by the U.S. government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

Interest Rates

     The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Stand-By Commitments

     When the Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Fund also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular municipal obligation held for it.

     The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in municipal obligations, and to the extent possible New York municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

     The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

     The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

Taxable Securities

     Although the Fund attempts to invest 100% of its net assets in municipal obligations, the Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     In addition, the Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Rating Services ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

Obligations of Personal and Business Credit Institutions

     The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities

     The Fund may invest up to 10% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

     The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

Investments in Other Investment Companies

     The Trust may, in the future, seek to achieve the investment objective of the Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for these Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believe that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

Risk Factors Affecting Investments in New York Municipal Obligations

     The Trust intends to invest a high proportion of the Fund's assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out- of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

     Subject to the fundamental policy, the Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above. See the Statement of Additional Information for a description, including specific rating criteria, of such taxable securities.

     New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

     The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

     New York City's general obligation debt is rated A2 by Moody's, A by Standard & Poor's and A+ by Fitch.

     For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

     (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     (8) write, purchase or sell any put or call option or any combination thereof;

     (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

     (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

     For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

     The Trust on behalf of the Fund does not, as a matter of non-fundamental policy:

     (1) invest less than 80% of the Fund's net assets in New York Municipal Obligations and other tax exempt obligations;

     (2) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

     (3) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

     (4) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     (5)  invest for the purpose of exercising control or management;

     (6) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company;

     (7) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

     (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

     For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

     Subsequent to its purchase by the Fund, a rated municipal obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such municipal obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the municipal obligation on behalf of the Fund. To the extent that the ratings given to the municipal obligations or other securities held by the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix C to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain municipal obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any municipal obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the municipal obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     As of the fiscal year ended on October 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were 1.01%, 0.42%, N/A, 1.16%, and 1.41%, respectively.

     Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return and the tax equivalent average annual total rate of return shares of the Fund was as follows:

     As of the fiscal year ended on October 31, 2002, the 7-day tax-equivalent yields of the Fund's Class A, B, C, D, and Y shares were 1.77%, 0.73%, N/A, 2.03%, and 2.47%, respectively. As of the fiscal year ended on October 31, 2002, the Fund's performance information is as follows:

------------------------------------------------------------------------------------------------------
    Class A(1)           Class B(2)            Class C(3)           Class D(4)          Class Y(5)
------------------------------------------------------------------------------------------------------
           Since                Since                Since                Since                Since
1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception   1 Year   Inception
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------
 0.82%     2.66%      0.06%     0.21%      0.14%     0.63%      0.97%      2.37%     1.22%     2.83%
------------------------------------------------------------------------------------------------------

(1) November 17, 1994
(2) April 29, 1998
(3) March 19, 2001
(4) April 1, 1999
(5) July 1, 1996

     Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since the Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Trustees


-------------------------------------------------------------------------------------------------------
                                                                         Number of
                                     Term of                            Portfolios
                                   Office and         Principal          in Fund
Name, Address, and   Position(s)    Length of       Occupation(s)        Complex
     Age/Date         Held with       Time          During Past 5        Overseen    Other Trusteeships
     of Birth           Fund         Served             Years           by Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------
Non-Interested
Trustees
-------------------------------------------------------------------------------------------------------
Frederick C. Chen    Trustee       Indefinite;   Management             26           None
P.O. Box 182845                    1990 to       Consultant (1/88 to
Columbus, Ohio                     present       present).
43218
Date of Birth:
April 22, 1927

-------------------------------------------------------------------------------------------------------
                                                                         Number of
                                     Term of                            Portfolios
                                   Office and         Principal          in Fund
Name, Address, and   Position(s)    Length of       Occupation(s)        Complex
     Age/Date         Held with       Time          During Past 5        Overseen    Other Trusteeships
     of Birth           Fund         Served             Years           by Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------
Larry M. Robbins     Trustee       Indefinite;   Director for the       26           None
P.O. Box 182845                    1987 to       Center of Teaching
Columbus, Ohio                     present       and Learning,
43218                                            University of
Date of Birth:                                   Pennsylvania
December 2, 1938
-------------------------------------------------------------------------------------------------------
Alan S. Parsow       Trustee       Indefinite;   General Partner of     26           None
P.O. Box 818                       1987 to       Parsow Partnership,
Elkhorn, NE  68022                 present       Ltd. (1989 to
Date of Birth:                                   present).
January 16, 1950
-------------------------------------------------------------------------------------------------------
Michael Seely        Trustee       Indefinite;   President of           26           None
475 Lexington                      1987 to       Investor Access
Avenue                             present       Corporation
New York, NY 10017                               (investor relations
Date of Birth:                                   consulting firm)
June 7, 1945
-------------------------------------------------------------------------------------------------------
Interested
Trustees
-------------------------------------------------------------------------------------------------------
Leslie E. Bains*     Trustee       Indefinite;   Senior Executive       26           None
452 Fifth Avenue                   2000 to       Vice President, HSBC
26th Floor                         present       Bank USA, (2000 to
New York, NY 10018                               present); Executive
Date of Birth:                                   Vice President,
July 28, 1943                                    Republic National
                                                 Bank (1993 to 1999).
-------------------------------------------------------------------------------------------------------


* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Officers

----------------------------------------------------------------------------------------------------------------
 Name, Address, and     Position(s) Held with     Term of Office and         Principal Occupation(s) During
  Age/Date of Birth             Trust           Length of Time Served                 Past 5 Years
----------------------------------------------------------------------------------------------------------------
Walter B. Grimm*        President and           Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road       Secretary               1997 to present         (6/92 to present).
Columbus, Ohio 43219
Date of Birth:
June 3, 1945
----------------------------------------------------------------------------------------------------------------
Richard F. Froio*       Vice President          Indefinite              Employee of BISYS Fund
60 State Street                                 1999 to present         Services, Inc. (4/99 to present); Legal
Suite 1300                                                              Product Manager, Loomig, Sayles & Co.
Boston, Massachusetts                                                   (3/93 to 4/99).
Date of Birth:
September 12, 1968
----------------------------------------------------------------------------------------------------------------
Mark L. Suter*          Vice President          Indefinite;             Employee of BISYS Fund Services, Inc.
90 Park Avenue                                  2000 to present         (1/00 to present); Vice President of
10th Floor                                                              Client Services, Seligman Data (6/97 to
New York, NY  10016                                                     12/99); Vice President, Capitalink (2/96
Date of Birth:                                                          to 5/97).
August 6, 1962
----------------------------------------------------------------------------------------------------------------
Salvatore Iocolano      Vice President          Indefinite;             Senior Compliance Officer, HSBC Asset
452 5th Avenue                                  2002 to present         Management (Americas) Inc. (2001 to
18th Floor                                                              present); Director of Compliance, KPMG
New York, NY 10018                                                      Investment Advisers (8/99 to 3/01);
Date of Birth:                                                          Director of Compliance, Oppenheimer
August 6, 1962                                                          Capital (3/98 to 8/99); Securities
                                                                        Compliance Examiner, U.S. Securities and
                                                                        Exchange Commission (3/95 to 3/98)
----------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*          Treasurer               Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                               1999 to present         (7/99 to present); Director, Investors
Columbus, Ohio 43219                                                    Bank & Trust, Canadian Operations (3/97
Date of Birth:                                                          to 5/99).
January 26, 1969
----------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*         Secretary               Indefinite;             Senior Vice President and General
90 Park Avenue                                  2000 to present         Counsel of BISYS Fund Services (5/98 to
New York, New York                                                      present); General Counsel of Moore
10016                                                                   Capital Management, Inc. (10/93 to
Date of Birth:                                                          5/96); Senior Vice President and General
May 29, 1955                                                            Counsel of Northstar Investment
                                                                        Management Corporation
----------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Secretary     Indefinite;             Employee of BISYS Fund Services, Inc.
3425 Stelzer Road                               1996 to present         (6/95 to present).
Columbus, Ohio 43219
Date of Birth:
April 4, 1967
----------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The audit committee, which is composed of at least three independent trustees, is to oversee the financial reporting and internal accounting controls of the Trust. The audit committee is currently chaired by Mr. Chen. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees;
(iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the independent ("disinterested") Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of independent trustees and may be comprised of one or more such independent trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. This committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

-----------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                                                   Registered Investment
                                                   Companies Overseen by
 Name of Trustee    Dollar Range of Equity    Trustee in Family of Investment
                    Securities in the Trust              Companies
-----------------------------------------------------------------------------
Frederick C. Chen            none                     $50,001-$100,000
-----------------------------------------------------------------------------
Alan S. Parsow               none                           none
-----------------------------------------------------------------------------
Larry M. Robbins             none                      $10,001-$50,000
-----------------------------------------------------------------------------
Michael Seely                none                           none
-----------------------------------------------------------------------------
Leslie E. Bains          over $100,000                  over $100,000
-----------------------------------------------------------------------------

     No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Advisor, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies).

--------------------------------------------------------------------------------------
                       Name of
                      Owners and
     Name of        Relationships                               Value of    Percent of
     Trustee          to Trustee    Company   Title of Class   Securities     Class
--------------------------------------------------------------------------------------
Frederick C. Chen   none            none      none             none         none
--------------------------------------------------------------------------------------
Larry M. Robbins    none            none      none             none         none
--------------------------------------------------------------------------------------
Alan S. Parsow      none            none      none             none         none
--------------------------------------------------------------------------------------
Michael Seely       none            none      none             none         none
--------------------------------------------------------------------------------------


     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

     No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Advisor or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Funds;

     o    an officer of the Funds;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

     o    the Adviser or principal underwriter of the Funds;

     o    an officer of the Adviser or principal underwriter of the Funds;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                          Compensation
                     Aggregate     Benefits Accrued      Estimated        From Fund and
 Name of Person,    Compensation   as Part of Funds   Annual Benefits     Fund Complex**
     Position        From Fund        Expenses*       Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee               $1,482.86          None              None               $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,
Trustee               $1,482.86          None              None               $25,000
-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee               $1,808.52          None              None               $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee               $1,482.86          None              None               $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustees              $       0          None              None               $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of advisory fees paid by the Fund were $678,011, $499,120, and $329,359, respectively.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal to on an annual basis to 0.05% of the Fund's average daily net assets. Operation support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission. If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on December 9, 2002. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The Investment Advisory Agreement did not increase current investment advisory fees or overall operating expenses of the Fund over historical fee and expense levels;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan") of the Fund. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the

1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of expenses paid by the Fund paid pursuant to the Distribution Plan were $40, $7, and $0, respectively.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

     The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its Shareholders.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Fund Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund administrator may, out of its own resources, assist in marketing the Fund's shares.

     For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

     The Administration Agreement was renewed upon its expiration on March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2002, 2001, and 2000, the aggregate amount of administrative fees paid by the Fund were $342,580, $259,792, and $178,216, respectively.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219-3035.

Custodian and Fund Accounting Agent

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund. For the fiscal year ended October 31, 2002, the aggregate amount of fund accounting fees paid by the Fund was $68,164.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 12:00 noon for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

     Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. The Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

     In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

     The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

     Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the

Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

     Class A Shares, Class D Shares, and Class Y Shares of the Fund and are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.


     Purchases of Class A Shares, Class D Shares and Class Y Shares of the Fund are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") - Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a CDSC. Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                         CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                              4.00%
1-2                              3.00%
2-3                              2.00%
3-4                              1.00%
More than 4                       None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

     Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a CDSC. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

     The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder

Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A or Class D Shares of the Fund by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Shares of the Retail Funds and Class A and Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Fund is divided into four classes of shares.

     Each share of each class of the Fund, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

     The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes. Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder

Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has only these three series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

     As of October 16, 2003, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:


                              Share Balance   Percentage
                              -------------   ----------
A SHARES

HSBC Bank USA                  130,506,959       88.52%
One HSBC Center 17th Floor
Buffalo, NY 14240

HSBC Brokerage USA Inc          16,809,085       11.40%
452 Fifth Ave
New York, NY 10018

B SHARES

HSBC Brokerage USA Inc              16,574       99.94%
Joseph E Caprioglio
452 Fifth Avenue
New York, NY 10018


C SHARES

HSBC Brokerage USA Inc              23,948      100.00%
Associated Carpet Warehouse
452 Fifth Avenue
New York, NY 10018

D SHARES

HSBC Brokerage USA Inc          95,819,498       47.58%
452 Fifth Ave
New York, NY 10018

HSBC Bank USA                   81,987,559       40.71%
452 5th Ave
Attn: David Marrero
New York, NY 10018

Kinco and Co.                   23,418,575       11.63%
P.O. Box 1329
C/o HSBC Bank USA
Buffalo, NY 14240

Y SHARES

HSBC Bank USA                   68,689,005       47.95%
One HSBC Center 17th FL
Buffalo, NY 14240

Kinco and Co.                   64,370,114       44.93%
P.O. Box 1329
Buffalo, NY 14240

HSBC Brokerage USA Inc          10,200,996        7.12%
452 Fifth Ave
New York, NY 10018


                                   TAXATION

Federal Income Tax

     The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether received in cash or reinvested in Fund, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 20% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 30% (in 2003) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Alternative Minimum Tax

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     The Fund's current audited financial statements dated October 31, 2002 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 2002 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated June 3, 2002 and the Update to the AIS dated February 3, 2003 ("Update").(1)

                                  INTRODUCTION

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

     Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the

--------
(1) Readers may obtain informational copies of the AIS, updates, and supplements by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, Gov. A.E. Smith State Office Building, Albany, NY 12236, (518) 474-4015. This information is also available electronically on the Division of the Budget (DOB) Internet site at www.state.ny.us/dob.

nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

     The State's economy suffered more than the nation as a whole during the recession due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. Only now are there signs of an economic turnaround. Overall employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent in 2002. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent in 2002. Total State personal income is projected to increase 3.1 percent in 2003. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. The modest growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the financial sector.

     The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could hinder the State's recovery. This would result in even slower employment and income growth than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell significantly in 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

Economic And Demographic Trends

State Economy

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

U.S. Economy

     Although the national economic recovery weakened substantially toward the end of 2002, the DOB expects the national economy to continue to expand throughout 2003, with some acceleration of growth in the second half of the year. Real U.S. Gross Domestic Product (GDP) is expected to grow at an annual rate of 2.4 percent, the same rate as in 2002.

     In an effort to provide additional stimulus to the economy, the Federal Reserve reduced interest rates by 50 basis points in November 2002, for a total reduction since the pre-recession peak of 525 basis points. This has resulted in the lowest short-term rates since the early 1960's. In addition, a number of Federal fiscal initiatives are expected to provide additional stimulus. These monetary and fiscal actions are expected to provide insurance against a double dip recession. By the second half of 2003, an expected revival of investment spending will increase the GDP growth rate. An improving economy, along with higher oil prices, will likely result in higher inflation. The Consumer Price Index (CPI) is expected to rise by 2.4 percent in 2003, after an increase of 1.6 percent in 2002. The national unemployment rate is expected to average 5.8 percent in 2003.

                              FISCAL YEAR 2002-2003

Events Related to 2002-2003 Financial Plan

     The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-2003 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

     In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Budget gap of $6.8 billion. In April 2002, the DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of a 2001 tax liability. On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balance 2002-03 Financial Plan.

Overview of the 2002-2003 Financial Plan

     The 2002-2003 February Financial Plan Update reflects revisions based on a review of actual operating results through mid-January 2003, an updated analysis of underlying economic, revenue, and spending trends and the accounting reclassification by the State Comptroller. The recommendations in 2002-03 maintain budget balance by proposing a series of actions totaling $2.2 billion.

     The $2.2 billion potential imbalance reflects projected lower receipts of $2.1 billion and a higher spending of just over $100 million. The decline in revenue from the last plan includes $1.9 billion in personal income taxes and $320 million in business taxes, offset by $83 million in higher revenues in all other categories. The spending increase of roughly $100 million before savings actions results from higher costs for Medicaid ($100 million), the World Trade Center ($51 million), the Tuition Assistance Program ($33 million), and the Early Intervention Progran ($30 million), partially offset by lower than expected spending in fringe benefit costs ($71 million) and a variety of other programs ($20 million).

     The budget is kept in balance by $692 million of saving initiatives, including debt management actions to take advantage of lower interest rates ($364 million), and the Governor's imposition of stringent controls on operations including a 5 percent reduction in State agency spending, aggressive use of the targeted retirement incentive plan, and Federal maximization efforts ($328 million).

     To avoid disruptive mid-year mid-year reductions to school aid and other local assistance programs, the Governor is proposing the sale of tobacco settlement payments of $1.9 billion in 2002-03 - $1.5 billion to help maintain the 2002-03 budget balance and the remainder to act as a reserve for use in 2003-04.

     In early December 2002, the Governor put forward a tobacco securitization plan that would authorize the sale of future tobacco receipts by a newly established entity and transfers from taxpayers the risk that tobacco companies might not be able to sustain these agreed-upon payments. Immediate legislative action following the submission of the updated Financial Plan should allow tobacco securitization receipts to be available by the close of the current fiscal year.

2002-2003 State Financial Plan

     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards


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

Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2002-2002.

General Fund

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-2003 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-2003 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The recent terrorist attacks in the City magnify the uncertainties inherent in the State's forecasts, and substantially increase the likelihood that current projections will differ materially and adversely from the projections set forth in the Update. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

General Fund Receipts

     Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $39.94 billion for 2002-2003, a decrease from 2001-2002 of $1.2 billion. General Fund receipts are projected to be $40 million above the projections contained in the Mid-Year Update. Due largely to the accounting change by the State Comptroller regarding the treatment of the Revenue Bond Tax Fund (RBTF), tax receipts are expected to decline by $8.85 billion from 2001-02 and are $6.56 billion from Mid-Year estimates. General Fund tax receipts are estimated to be $2.85 billion below 2001-02 estimates.

     The significant year-over-year decline and the large revision in the estimates is the result of the continued weakness in the economy, the multi-year impact of the September 11 attack on the financial services sector, and the associated decline in the equity markets. The estimated impact of September 11 on the 2002-03 receipts remains significant, and within the range estimated in the immediate aftermath of the September 11 attacks. The revisions in the estimates also reflect more up-to-date information on the economy and tax collections. To date, tax collections results are much worse than predicted at the time of the Mid-Year Update and have led to significant downward revisions to the receipts estimates, especially for personal income and business taxes.

     The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. After RBT deposits,


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

personal income tax receipts for 2002-03 are estimated to reach $17.18 billion, a decrease of $8.67 billion (33.5 percent) from 2001-02. Collections in this category, which account for well over half of General Fund receipts, were initially expected to exceed 2000-2001 results by $3.53 billion. The downward revision in the estimate reflects the significant decline in December 2002 payments and continued weakness in the financial services sector.

     User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.05 billion in fiscal year 2002-2003, $46 million or 0.7 percent below 2001-02 collections.

     Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.52 billion in fiscal year 2002-2003, $94 million below 2001-2002 receipts, due largely in part to lower business tax receipts from a more prolonged weakness in corporate earnings than anticipated

     Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. The yield from other taxes in 2002-03 is estimated at $761 million, a decrease of $42 million from 2001-2002. The estimated decline reflects year-to-year collection results in the estate tax, the first full-year impact of prior year tax deductions, and the impact of the decline in equity market values on taxable estates.

     Miscellaneous Receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are estimated at $4.09 billion in fiscal year 2002-2003, an increase of $2.46 billion from 2001-2002, due largely in part from $1.9 billion in tobacco proceeds.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are estimated at $7.34 billion in fiscal year 2002-2003, an increase of $5.19 billion from 2001-2002. The increase reflects better-than-anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements from the Thruway Authority, and the Comptroller's classification of the Revenue Bond Tax Fund.

General Fund Disbursements

     General Fund disbursements, including transfers to other funds, are projected to total $39.79 billion in fiscal year 2002-2003, a net decrease of $266 million from the restated Mid-Year Update. The Mid-Year spending estimate was restated to reflect the Comptroller's accounting treatment of debt service spending for personal income tax revenue bonds. After this restatement, which lowered General Fund spending by $161 million, disbursements declined by $266 million. This reflects lower spending associated with the savings efforts begun earlier and


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

reestimates in General State Charges and other programs ($91 million), partially offset by higher costs primarily related to Medicaid ($100 million), the World Trade Center ($51 million), the Tuition Assistance Program ($33 million), and the Early Intervention Program ($30 million). In addition, lower spending is reflected for the Community Projects Fund ($75 million), which is now projected to occur in 2003-04 rather than 2002-2003.

     Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (6 percent), mental hygiene programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance was projected to total $26.85 billion in fiscal year 2002-2003, a decrease of $987 million (3.5 percent) from 2001-2002. Although overall spending declines, spending is increased for education, higher education, and underlying spending growth in Medicaid and other health programs.

     General Fund spending for school aid was projected at $12.36 billion in fiscal year 2002-2003 (on a State fiscal year basis) an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the estimates on the availability of lottery funds.

     Medicaid spending was estimated at $5.85 billion in fiscal year 2002-2003, a decrease of $359 million of $398 million (7.0 percent) from 2000-2001. The underlying spending growth of roughly 7 percent is approximately offset by $800 million from various proposed revenue actions and program restructuring initiatives.

     General Fund spending for health programs was projected at $496 million, a decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs.

     Spending on welfare was projected at $496 million in fiscal year 2002-2003, a decrease of $564 million (53.2 percent) from 2001-2002. This decrease is largely attributable to additional use of federal TANF funds ($514 million) to support program costs.

     Higher Education Service Corporation (HESC) spending was projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

     Spending for all other local assistance programs will total $7.36 billion in fiscal year 2002-2003, a net increase of $330 million (4.7 percent) from 2001-02. This includes increased State support for special education program ($96 million), funding for Yonkers settlement agreement ($92 million) tuition assistance ($57 million) and children with special educational needs ($247 million), partially offset by the elimination of stock transfer incentive aid payments ($114 million).


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

     State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending in this category was projected at $7.81 billion in fiscal year 2002-2003, a decrease of $270 percent over the prior year. The State's overall workforce is projected to total 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the September 11 attacks.

     General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

     Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-2003, an increase of $197 million from the prior year. The growth results from higher health insurance costs, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

     Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

     Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

     Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

     The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

     All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).


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

Non-Recurring Actions

     The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

     The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

     In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

General Fund Closing Balance

     The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

Outyear Projections of Receipts and Disbursements

     The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

Other Governmental Funds

     In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.


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

     Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds financial plan tables contained in this section of the AIS.

     The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

     All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.

Special Revenue Funds

     Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

     Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).

     State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is


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

projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

     Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.

Capital Projects Funds

     Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

Debt Service Funds

     Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund
(DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

2002-03 GAAP-Basis Financial Plan

     State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2001-02 fiscal year as reported by the State Comptroller in July 2002.

Special Considerations

     The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.

     Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in


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

financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

     Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

     An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

Tax Refund Reserve Account

     Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program.


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

The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

                               Prior Fiscal Years

Cash-Basis Results for Prior Fiscal Years

     The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

General Fund 1999-00 through 2001-02

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     New York State's financial operations had improved during recent fiscal years but were adversely affected by the national recession and the terrorist attack of September 11, 2001. Nonetheless, during its last ten fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

     A narrative description of cash-basis results in the General Fund for the prior three fiscal years is presented below, followed by tables that summarize actual General Fund results. For a description of the principal State taxes and fees, see Exhibit B to this AIS.

2001-02 Fiscal Year

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the setaside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also


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

adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 200102 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 Fiscal Year

     The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund.

     The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (LGAC) that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund
(DRRF) for debt reduction in fiscal year 2001-02.

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

1999-2000 Fiscal Year

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was comprised of $547


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million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excluded $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction had the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                      DEBT AND OTHER FINANCING ACTIVITIES

Legal Categories of State Debt and Other Financings

     Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in more detail below.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation and State-Guaranteed Financing

     There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years (see "Debt Reform Act - Limitations on State-Supported Debt" below).


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     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State does not anticipate issuing new BANs during the 2002-03 fiscal year.

     Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

     In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact an additional refinancing in 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2002-03 fiscal year.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

State Personal Income Tax Revenue Financing

     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.


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

     The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that
(i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

     The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

Lease-Purchase and Contractual-Obligation Financing

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

     The State has entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below). Subject to legislative authorization, the State may also participate in the issuance of certificates of participation (COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

     The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 2001-02 fiscal year were $45.3 million comprised of $32.5 million attributable to principal and $12.8 million attributable to interest. As of March 31, 2002, the remaining State liability for scheduled payments over the remaining term of these capital lease-purchase agreements is approximately $358 million, comprised of approximately $221 million attributable to principal and $137 million attributable to interest. Included in these amounts is approximately $181 million attributable to principal and $135 million attributable to interest for real property capital


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

lease-purchase agreements. As such obligations do not entail a traditional bond, note, or COPS financing, these amounts are not reflected in the tables describing State-supported debt.

Moral Obligation and Other Financing

     Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formerly issued by the New York State Medical Care Facilities Finance Agency (MCFFA) and now included as debt of the Dormitory Authority of the State of New York (DASNY), or bonds issued directly by DASNY, in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The statutory authorization to issue bonds under this program expired on March 1, 1998.

Local Government Assistance Corporation


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     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

     The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRAN borrowing in the fifth year). This provision limiting the seasonal State's borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

     The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

2002-03 Borrowing Plan

     Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2002-03 through 2006-07 Capital Program and Financing Plan was released with the Executive Budget on January 22, 2002 and updated to reflect the 30-Day Amendments on February 22, 2002. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget. A copy of the current Plan and the updated Plan, when available, can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.state.ny.us/dob.

     Chapter 383 of the Laws of 2001 authorized the issuance of State Personal Income Tax Revenue Bonds, which are supported by the dedication of 25 percent of State personal income tax receipts. The issuance plan for 2002-03 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will be issued to finance certain programs authorized to be secured by service contract or lease-purchase payments. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002.

     Legislation enacted with the 2002-03 Budget authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to guidelines adopted by the governing boards of such issuer, to enter into a limited amount of interest rate exchange agreements. The legislation also limits the use of debt instruments which result in a variable rate exposure (i.e., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt.


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

     The State's 2002-03 borrowing plan projects issuance of $260 million in general obligation bonds. The State Legislature did not authorize the issuance of any COPs in the 2002-03 fiscal year.

     Other State-supported borrowings by public authorities to finance various capital programs of the State are projected to total approximately $4.09 billion, which includes Personal Income Tax Revenue Bonds, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2002-03. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY), the City University of New York (CUNY), mental health facilities, school construction (RESCUE), capital projects for school districts, university facilities (Jobs 2000), and State court facilities;
(ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities and Jobs Now Program; (iv) the Environmental Facilities Corporation (EFC) for State Environmental Infrastructure Projects, including

     Water Pollution Control and Pipeline for Jobs (Jobs 2000); (v) HFA for housing programs; and (vi) MTA for service contract bonds related to their debt restructuring. Borrowings for 2002-03 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC and economic development programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, the regional economics program and the Community Capital Assistance Program which may be issued by DASNY and UDC.

     The projections of State borrowings for the 2002-03 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act - Limitations on State-Supported Debt

     Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.


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     The Debt Reform Act requires the limitations on the issuance of
State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued.

     However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The Division of the Budget expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

Outstanding Debt of the State and Certain Authorities

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

State-Supported Debt Outstanding

General Obligation Bond Programs

     The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 1999-2000 through 2001-02 fiscal years (excluding bonds issued to redeem BANs and refunding bonds) were $208 million, $219 million, and $211 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund


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environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2002, the total amount of outstanding general obligation debt was $4.1 billion.


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                           AUTHORITIES AND LOCALITIES

Public Authorities

     The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled" Debt and Other Financing Activities." As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.

     The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities that are described under the section entitled "Debt and Other Financing Activities" above. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

Metropolitan Transportation Authority

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If


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current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-2001 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-2001 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-2004 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-2004 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The 2000-2004 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $8.9 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-2004 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be


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decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-2004 Capital Program accordingly. If the 2000-2004 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

     The MTA has reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage includes the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds in the amount of $1.5 billion (subject to a $15 million deductible) and federal disaster assistance will cover substantially all of the property losses related to this event. Bridges and tunnels operated by the TBTA suffered no structural damage; however, certain bridges and tunnels, particularly the Brooklyn-Battery Tunnel, are subject to sporadic closings and restrictions on traffic coordinated by federal, state, and local agencies. The MTA continues to assess the long-term impact of, among other things, the tragedy and its aftermath on State subsidies generated by regional economic transactions, such as the regional sales and use tax and certain business taxes. While the loss of revenues and increase in expenses may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others in a timely manner.

     The 2002-2003 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

The City of New York

     The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew in to the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. The U.S. Congress passed emergency legislation which appropriated $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York,


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Pennsylvania and Virginia. The President has submitted a bill to Congress that would bring total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the federal government for all its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City achieved balanced operating results for each of its fiscal years since 1981 as measured by GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program through fiscal year 2011.

     For its 2001 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balance operating results after discretionary and other transfers, in accordance with GAAP. The City is projecting balanced operating results in accordance with GAAP in its 2002 fiscal year. Prior its gap-closing program, the City projected a $5 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The 2002 April Financial Plan sets forth gap-closing actions to eliminate the projected gap for FY 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.7 billion, $3.1 billion, and $3.6 billion, respectively. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center. The City's gap estimates


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do not make any provision for increased pension expenditures if investment of pension fund assets fails to achieve the 2 percent gain in fiscal year 2002 assumed in the financial plan; wage increases for teachers, police officers, and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; and wage increases for any employees beyond the current round of collective bargaining.

Fiscal Oversight

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (FCB) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

Monitoring Agencies

     The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its covered organizations with the financial plan.

     The monitoring agencies' reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established, pursuant to the City Charter, to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most


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recent staff reports are available by contacting; FCB, 123 William Street, 23rd
Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 1007-2341,
Attention: Deputy Comptroller for Public Finance; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-2003 fiscal year or thereafter.

     To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds as of the date of the Update. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-2001, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

     The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-1997 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $200.4 million in 2000-2001.

     Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by


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localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION

General

     The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State's finances in the 2002-03 fiscal year or thereafter. The State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to this AIS.

     For the purpose of this Litigation section of the AIS, the State defines "material and adverse developments" as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State's ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State's ultimate legal position. The State intends to end disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

     As of the date of this AIS, except as described below, there is no current material litigation involving the State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.

     The General Purpose Financial Statements for the 2000-01 fiscal year reported probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million were expected to be paid during the 2001-02 fiscal year (for more information on the State's estimated liability, see footnote 13 in the General Purpose Financial Statements for the 2000-0l fiscal year). The General Purpose Financial Statement for the 2001-02 fiscal year will update these estimates in July 2002.


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     Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund (for a discussion of the State's projected fund balances for the 2002-03 fiscal year, see the section entitled "Current Fiscal Year"). In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

State Finance Policies

Line Item Veto

     In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly.

Gaming

     In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

Budget Process

     In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.


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     By decision and order dated November 7, 2001, the Supreme Court, Albany
County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment.

Real Property Claims

     On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

     In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

     In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

     Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue


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was rendered against the defendants. By decision and judgment dated October 2,
2001, the District Court also granted plaintiffs $211 million in prejudgment interest.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.

     In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims.

Civil Rights Claims

Yonkers

     In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), plaintiffs sued the Yonkers Board of Education, the State and others alleging the creation and maintenance of an unlawful dual school system in the City of Yonkers.

     On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the settlement, the Yonkers public schools are deemed desegregated, and control of the schools by the Yonkers Board of Education resumes. The State has agreed to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The settlement takes effect after:
1) the District Court entered an order approving the settlement; 2) the District Court vacated all prior remedial orders; 3) the District Court entered an order severing this action from other claims of housing discrimination; 4) the District Court entered a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approved the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. A judgment has been entered approving the settlement and bringing this case to an end.

School Aid

     In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

     This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and


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Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State has appealed. The trial court's decision is stayed pending resolution of the appeal.

State Programs Medicaid

     There are two separate cases or lines of cases reported in this section.

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

     In a consolidated action commenced in 1992 (Dowd et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.


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                                   APPENDIX C

                         Description of Security Ratings

Standard & Poor's Rating Services (S&P)

Corporate and Municipal Bonds

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or   The ratings from 'AA' to 'BB' may be modified by the addition of a
Minus (-)     plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3          Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.


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Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., 'AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., 'SP-1+/A-1+).

Moody's Investors Service

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating


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              classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/        This designation denotes superior credit quality. Excellent
VMIG 1        protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/        This designation denotes strong credit quality. Margins of
VMIG 2        protection are ample, although not as large as in the preceding group.

MIG 3/        This designation denotes acceptable credit quality. Liquidity and
VMIG 3        cash-flow protection may be narrow, and market access for
              refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              o    Leading market positions in well established industries.

              o    High rates of return on funds employed.

              o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              o Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced


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              by many of the characteristics cited above but to a lesser degree.
              Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime     Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Fitch, Inc.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. 'AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single 'A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or   Plus and minus signs may be appended to denote relative status
Minus (-)     within major ratings categories. Plus and minus signs, however, are not added to the 'AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a 'F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                       STATEMENT OF ADDITIONAL INFORMATION

                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

     General Account Information:               (800) 782-8183 (Toll Free)
------------------------------------------------------------------------------------
HSBC Asset Management (Americas) Inc.                BISYS Fund Services
         Investment Adviser                Administrator, Distributor and Sponsor
           (an "Adviser")               ("BISYS," "Administrator," "Distributor," or
                                                         "Sponsor")

     HSBC Investor U.S. Treasury Money Market Fund (the "Fund") is a separate series of HSBC Investor Funds (the "Trust"), an open-end, diversified management investment company which currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund is divided into six separate classes, Class A Shares (the "Class A Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares"), Class D Shares (the "Class D Shares"), Institutional Shares (the "Class I Shares") and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares, Class I Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Fund are not offered for sale, but are offered as an exchange option from the corresponding class of other funds of the Trust. Class C Shares of the Fund are primarily offered as an exchange option, but are also available for purchase by customers of HSBC Bank USA sweep programs.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

     References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

     November 1, 2003

                                TABLE OF CONTENTS

                                                                             Page No.
                                                                             --------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.....................................1

   Other Mutual Funds...............................................................1
   Portfolio Transactions...........................................................1

INVESTMENT RESTRICTIONS.............................................................3

PERFORMANCE INFORMATION.............................................................4

MANAGEMENT OF THE TRUST.............................................................6

   Trustees and Officers............................................................6
   Board of Trustees................................................................8

TRUSTEE COMPENSATION...............................................................11

   Investment Adviser..............................................................12
   Distribution Plans --Class A, Class B, Class C, and Class D Shares Only.........14
   The Distributor and Sponsor.....................................................14
   Administrative Services Plan....................................................15
   Administrator...................................................................16
   Transfer Agent..................................................................16
   Custodian and Fund Accounting Agent.............................................16
   Shareholder Servicing Agents....................................................17
   Federal Banking Law.............................................................18
   Expenses........................................................................18

DETERMINATION OF NET ASSET VALUE...................................................18

PURCHASE OF SHARES.................................................................19

   Exchange Privilege..............................................................20
   Automatic Investment Plan.......................................................21
   Purchases Through a Shareholder Servicing Agent or a Securities Broker..........21
   Contingent Deferred Sales Charge ("CDSC") -- Class B Shares.....................22
   Conversion Feature -- Class B Shares............................................23
   Level Load Alternative -- Class C Shares........................................23

REDEMPTION OF SHARES...............................................................23

   Systematic Withdrawal Plan......................................................24
   Redemption of Shares Purchased Directly Through the Distributor.................24
   Check Redemption Service........................................................25

RETIREMENT PLANS...................................................................25

   Individual Retirement Accounts..................................................25
   Defined Contribution Plans......................................................26
   Section 457 Plan, 401(k) Plan, 403(b) Plan......................................26

DIVIDENDS AND DISTRIBUTIONS........................................................26

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES...............................27

TAXATION...........................................................................30

   Federal Income Tax..............................................................30

DISTRIBUTIONS IN GENERAL ..........................................................31

   Alternative Minimum Tax.........................................................33

OTHER INFORMATION..................................................................33

   Capitalization..................................................................33
   Independent Auditors............................................................34
   Counsel.........................................................................34
   Code of Ethics..................................................................34
   Registration Statement..........................................................34
   Financial Statements............................................................34
   Shareholder Inquiries...........................................................35

GENERAL AND ACCOUNT INFORMATION....................................................35

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus. The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

     The Fund invests at least 80% of its assets in direct obligations of the U.S. Treasury which have remaining maturities not exceeding thirteen months. The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the U.S. Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities, nor may the Fund invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. The Fund will not invest in repurchase agreements.

Other Mutual Funds

     The Fund may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds, including operating costs and investment advisory and administrative fees.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission (the "SEC").

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund's shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer" general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for the Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the broker-dealer's respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

     (2) underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (3) invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

     (4) issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

     (5)  make loans or lend its portfolio securities; and

     (6) purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

     The Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow the Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

     It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     As of October 31, 2002, the 7-day yields of the Fund's Class A, D, and Y shares were 0.83%, 0.98%, and 1.24%, respectively. The Fund's performance information is as follows:

------------------------------------------------------
   Class A(1)         Class D(2)         Class Y(3)
------------------------------------------------------
 Year    Since      Year    Since     Year     Since
 One   Inception    One   Inception   One    Inception
----   ---------   ----   ---------   ----   ---------
1.00%    1.47%     1.15%    1.65%     1.41%    1.91%
------------------------------------------------------

(1) May 24, 2001
(2) May 14, 2001
(3) May 11, 2001

     Class I shares commenced operations as of the date of this SAI, therefore performance information is not yet available.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

     Trustees


-----------------------------------------------------------------------------------------------------------
                                                                             Number of
                                          Term of                           Portfolios
                                         Office and        Principal          in Fund
   Name, Address, and     Position(s)    Length of       Occupation(s)       Complex
        Age/Date           Held with        Time         During Past 5       Overseen    Other Trusteeships
        of Birth              Fund         Served            Years          by Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------
Non-Interested Trustees
-----------------------------------------------------------------------------------------------------------
Frederick C. Chen         Trustee       Indefinite;   Management            26           None
P.O. Box 182845                         1990 to       Consultant (1988 to
Columbus, OH 43218                      present       present).
Date of Birth:
April 22, 1927
-----------------------------------------------------------------------------------------------------------
Larry M. Robbins          Trustee       Indefinite;   Director for the      26           None
P.O. Box 182845                         1987 to       Center of Teaching
Columbus, OH 43218                      present       and Learning,
Date of Birth:                                        University of
December 2, 1938                                      Pennsylvania.
-----------------------------------------------------------------------------------------------------------
Alan S. Parsow            Trustee       Indefinite;   General Partner of    26           None
P.O. Box 818                            1987 to       Parsow Partnership,
Elkhorn, NE  68022                      present       Ltd. (1989 to
Date of Birth:                                        present).
January 16, 1950
-----------------------------------------------------------------------------------------------------------
Michael Seely             Trustee       Indefinite;   President of          26           None
475 Lexington Avenue                    1987 to       Investor Access
New York, NY 10017                      present       Corporation
Date of Birth:                                        (investor relations
June 7, 1945                                          consulting firm).
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                             Number of
                                         Term of                            Portfolios
                                        Office and        Principal           in Fund
 Name, Address, and       Position(s)   Length of       Occupation(s)        Complex
      Age/Date             Held with       Time         During Past 5        Overseen    Other Trusteeships
      of Birth                Fund        Served            Years           by Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
Leslie E. Bains*          Trustee       Indefinite;   Senior Executive       26           None
452 Fifth Avenue                        2000 to       Vice President,
26th Floor                              present       HSBC Bank USA
New York, NY 10018                                    (2000 to present);
Date of Birth:                                        Executive Vice
July 28, 1943                                         President,
                                                      Republic National
                                                      Bank (1993 to
                                                      1999).
-----------------------------------------------------------------------------------------------------------


* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

     Officers

----------------------------------------------------------------------------------------------------------------------
   Name, Address, and     Position(s) Held with      Term of Office and        Principal Occupation(s) During Past 5
   Age/Date of Birth              Trust             Length of Time Served                      Years
----------------------------------------------------------------------------------------------------------------------
Walter B. Grimm*          President and           Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road         Secretary               1997 to present             (6/92 to present).
Columbus, OH 43219-3035
Date of Birth:
June 3, 1945
----------------------------------------------------------------------------------------------------------------------
Richard F. Froio*         Vice President          Indefinite                  Employee of BISYS Fund Services, Inc.
60 State Street                                   1999 to present             (4/99 to present); Legal Product Manager,
Suite 1300                                                                    Loomig, Sayles & Co. (3/93 to 4/99).
Boston, Ma 02109
Date of Birth:
September 12, 1968
----------------------------------------------------------------------------------------------------------------------
Mark L. Suter*            Vice President          Indefinite;                 Employee of BISYS Fund Services, Inc.
90 Park Avenue                                    2000 to present             (1/00 to present); Vice President of
10th Floor                                                                    Client Services, Seligman Data (6/97 to
New York, NY 10016                                                            12/99); Vice President, Capitalink (2/96
Date of Birth:                                                                to 5/97).
August 6, 1962
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   Name, Address, and     Position(s) Held with      Term of Office and       Principal Occupation(s) During Past 5
   Age/Date of Birth              Trust             Length of Time Served                       Years
----------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano        Vice President          Indefinite;                 Senior Compliance Officer, HSBC Asset
452 5th Avenue                                    2002 to present             Management (Americas) Inc. (2001 to
18th Floor                                                                    present); Director of Compliance, KPMG
New York, NY 10018                                                            Investment Advisers (8/99 to 3/01);
Date of Birth:                                                                Director of Compliance, Oppenheimer
August 6, 1962                                                                Capital (3/98 to 8/99); Securities
                                                                              Compliance Examiner, U.S. Securities and
                                                                              Exchange Commission (3/95 to 3/98).
----------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*            Treasurer               Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1999 to present             (7/99 to present); Director, Investors
Columbus, OH 43219-3035                                                       Bank & Trust, Canadian Operations (3/97
Date of Birth:                                                                to 5/99).
January 26, 1969
----------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*           Secretary               Indefinite;                 Senior Vice President and General
90 Park Avenue                                    2000 to present             Counsel of BISYS Fund Services (5/98 to
New York, NY 10016                                                            present); General Counsel of Moore
Date of Birth:                                                                Capital Management, Inc. (10/93 to
May 29, 1955                                                                  5/96); Senior Vice President and General
                                                                              Counsel of Northstar Investment
                                                                              Management Corporation.
----------------------------------------------------------------------------------------------------------------------
Alaina Metz*              Assistant Secretary     Indefinite;                 Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1996 to present             (6/95 to present).
Columbus, OH 43219-3035
Date of Birth:
April 4, 1967
----------------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.


Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, whose members are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The Audit Committee, which is composed of only three independent (disinterested) trustees (each, an "Independent Trustee"), is to oversee the financial reporting and internal accounting controls of the Trust. The Audit Committee is currently chaired by Mr. Chen. The Audit Committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm;
(ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of the Fund's Valuation Procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Fund's Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

-----------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
                                                  Equity Securities in All
                                                   Registered Investment
                                                   Companies Overseen by
                     Dollar Range of Equity   Trustee in Family of Investment
 Name of Trustee    Securities in the Trust              Companies
-----------------------------------------------------------------------------
Frederick C. Chen            None                     $50,001-$100,000
-----------------------------------------------------------------------------
Alan S. Parsow               None                           None
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Larry M. Robbins             None                     $10,001-$50,000
-----------------------------------------------------------------------------
Michael Seely                None                           None
-----------------------------------------------------------------------------
Leslie E. Bains              None                      Over $100,000
-----------------------------------------------------------------------------

     No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

--------------------------------------------------------------------------------------
                       Name of
                      Owners and
     Name of        Relationships                               Value of    Percent of
     Trustee          to Trustee    Company   Title of Class   Securities      Class
--------------------------------------------------------------------------------------
Frederick C. Chen   None            None      None             None         None
--------------------------------------------------------------------------------------
Larry M. Robbins    None            None      None             None         None
--------------------------------------------------------------------------------------
Alan S. Parsow      None            None      None             None         None
--------------------------------------------------------------------------------------
Michael Seely       None            None      None             None         None
--------------------------------------------------------------------------------------


     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.


     No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Fund;

     o    an officer of the Fund;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     o    the Adviser or principal underwriter of the Fund;

     o    an officer of the Adviser or principal underwriter of the Fund;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                           Compensation
                      Aggregate    Benefits Accrued      Estimated        From Fund and
 Name of Person,    Compensation   as Part of Funds   Annual Benefits     Fund Complex**
    Position          From Fund        Expenses*      Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee                $351.61           None               None             $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,
Trustee                $351.61           None               None             $25,000
-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee                $442.59           None               None             $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee                $351.61           None               None             $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustee                $     0           None               None             $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     For the fiscal years ended October 31, 2002, and 2001, the aggregate amount of advisory fees paid by the Fund were $190,053 and $45,733, respectively.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets. Operational support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser within 120 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees sub-advisers to ensure compliance with each fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on December 9, 2002. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The Advisory Contract did not increase current investment advisory fees or overall operating expenses of the Fund over historical fee and expense levels;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans -- Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), the Class C Shares (the "Class C Plan"), and the Class D Shares (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2002, and 2001, the Fund paid $0 and $0 for distribution expenses, respectively.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly-owned subsidiary of BISYS Group, Inc.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor's reimbursement from the Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund Administrator may, out of its resources, assist in marketing the Fund' shares.

     For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate of 0.075% of the first $8 billion of the Fund's average daily net assets; 0.07% of the next $1.25 billion; 0.05% of the next $2.75 billion of such assets; and 0.03% of such assets in excess of $12 billion.

     The Administration Agreement was renewed upon its expiration on March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2002, and 2001, the aggregate amount of administrative fees paid by the Fund were $71,890 and $18,293, respectively.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219-3035.

Custodian and Fund Accounting Agent

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund. For the fiscal year ended October 31, 2002, the aggregate amount of fund accounting fees paid by the Fund was $67,621.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or the Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 3:00 p.m., Eastern time, for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     Class A Shares, Class D Shares, Class I Shares, and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder Servicing Agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares, only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

     Purchases of Class A Shares, Class D Shares, Class I Shares, and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.


     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

     An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his Securities Broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, and HSBC Investor New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, Class I Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") -- Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                        CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                              4.00%
1-2                              3.00%
2-3                              2.00%
3-4                              1.00%
More than 4                       None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

Level Load Alternative -- Class C Shares

     Class C Shares of the Money Market Funds are only available for purchase by customers of HSBC Bank USA sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time, for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.


     The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A Shares or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A Shares or Class D Shares of the Fund by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax advisor.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has multiple series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into six classes of shares.

     Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and
(c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder

Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     As of October 16, 2003, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:



                                Share Balance   Percentage
                                -------------   ----------
A SHARES

HSBC Bank USA                     70,401,293       99.53%
452 5th Avenue
Attn: David Marrero
New York, NY 10018

B SHARES

BISYS Fund Services Ohio Inc.             10      100.00%
3435 Stelzer Road
Attn: Ray Rice
Columbus, OH 43219-3035

C SHARES

BISYS Fund Services Ohio Inc.             10      100.00%
3435 Stelzer Road
Attn: Ray Rice
Columbus, OH 43219-3035

D SHARES

HSBC Bank USA                     66,990,628       45.09%
One HSBC Center, 17th Floor
Buffalo, NY 14240

Kinco and Co.                     65,883,208       44.35%
P.O. 1329
c/o HSBC Bank USA
Buffalo, NY 14240

HSBC Brokerage  USA Inc.          15,694,576       10.56%
452 5th Avenue,
New York, NY 10018

Y SHARES

HSBC Bank USA                     26,429,602       80.08%
ARM Saving Share Plan Daily
P.O. Box 1329
Buffalo, NY 14240

HSBC Brokerage USA Inc.            6,572,684       19.92%
452 Fifth Ave.
New York, NY 10018


                                    TAXATION

Federal Income Tax

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions in General

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations.

     The excess of long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether received in cash or reinvested in Fund, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% if an individual shareholder's holding period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (in 2003) ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Alternative Minimum Tax

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust". Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser, and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     The Fund's current audited financial statements dated October 31, 2002 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 2002 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                       STATEMENT OF ADDITIONAL INFORMATION
               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

                                  PO Box 182845
                            Columbus, Ohio 43218-2845

   General and Account Information               (800) 782-8183 (Toll Free)
-------------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.                 BISYS Fund Services
        Investment Adviser                  Administrator, Distributor and Sponsor
            ("Adviser")                 ("BISYS," "Administrator," "Distributor," or
                                                          "Sponsor")

     HSBC Investor California Tax-Free Money Market Fund (the "Fund") is a separate series of HSBC Investor Funds (the "Trust"), an open-end diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into five separate classes, Class A Shares (the "Class A Shares" or "Investor Shares"), Class B Shares (the "Class B Shares"), Class C Shares (the "Class C Shares") Class D Shares (the "Class D Shares" or "Private Investor Shares"), and Class Y Shares (the "Class Y Shares").

     Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares of the Fund may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 1, 2003 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

     References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 1, 2003 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

     November 1, 2003

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

   Variable Rate Interests and Participation Interests.........................3
   Interest Rates..............................................................4
   "When Issued" Municipal Obligations.........................................4
   Stand-By Commitments........................................................5
   Taxable Securities..........................................................6
   Repurchase Agreements.......................................................6
   General.....................................................................7
   Portfolio Transactions......................................................7

INVESTMENT RESTRICTIONS........................................................8

   Percentage and Rating Restrictions.........................................10

PERFORMANCE INFORMATION.......................................................11

MANAGEMENT OF THE TRUST.......................................................13

   Trustees and Officers......................................................13
   Board of Trustees..........................................................16

TRUSTEE COMPENSATION..........................................................18

   Investment Adviser.........................................................19
   Distribution Plans --Class A, Class B, Class C, and Class D
      Shares  Only............................................................21
   The Distributor and Sponsor................................................21
   Administrative Services Plan...............................................22
   Administrator..............................................................22
   Transfer Agent.............................................................23
   Shareholder Servicing Agents...............................................24
   Federal Banking Law........................................................24
   Expenses...................................................................24

DETERMINATION OF NET ASSET VALUE..............................................25

PURCHASE OF SHARES............................................................27

   Exchange Privilege.........................................................28
   Automatic Investment Plan..................................................29
   Purchases Through a Shareholder Servicing Agent or a Securities
      Broker..................................................................29
   Contingent Deferred Sales Charge ("CDSC") - Class B Shares.................30
   Conversion Feature -- Class B Shares.......................................30
   Level Load Alternative -- Class C Shares...................................30

REDEMPTION OF SHARES..........................................................31

   Systematic Withdrawal Plan.................................................31
   Redemption of Shares Purchased Directly Through the Distributor............31
   Check Redemption Service...................................................32

RETIREMENT PLANS..............................................................32

   Individual Retirement Accounts.............................................33
   Defined Contribution Plans.................................................33
   Section 457 Plan, 401(k) Plan, 403(b) Plan.................................33

DIVIDENDS AND DISTRIBUTIONS...................................................33

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES..........................34

TAXATION......................................................................36

OTHER INFORMATION.............................................................38

   Capitalization.............................................................38
   Independent Auditors.......................................................39
   Counsel....................................................................39
   Code of Ethics.............................................................39
   Registration Statement.....................................................39
   Financial Statements.......................................................39
   Shareholder Inquiries......................................................39

GENERAL AND ACCOUNT INFORMATION...............................................40

APPENDIX A....................................................................41

APPENDIX B....................................................................43

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

     The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal and California State personal income taxes as is consistent with the preservation of capital.

     The Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of short-term, high quality, tax-exempt money market instruments that derive income which is exempt from both federal income tax and the income tax of California. The Fund invests in high-quality commercial paper (including variable amount master demand notes and asset-backed commercial paper), fixed rate and variable rate obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal and California State personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("California Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and California Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

     Although under normal circumstances, the Fund will invest 80% of its assets in tax-exempt obligations and invests at least 80% of its assets in California Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to California State personal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its assets in investments that derive income which is exempt from both federal income tax and the income tax of California. The Fund may invest up to 20% of its assets in obligations the interest income on which is subject to federal and California State personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

     The Fund may invest up to 20% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

     All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

     (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Rating Services ("Standard & Poor's") or AAA or AA by Fitch, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

     (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of California issuers.); and

     (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     Since the Fund will invest its assets in the obligations of a limited number of issuers located in California, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a geographically more diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects.

     The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

Variable Rate Interests and Participation Interests

     The Fund may invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

     Variable rate instruments in which the Fund's assets may be invested include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the Municipal Obligation, plus accrued interest. If the notice period is more than seven days, the Municipal Obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Fund intends to hold them until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

     The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

     Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to

15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

     In view of the possible "concentration" of the Fund in participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

     Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase. While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Interest Rates

     The value of the securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

"When Issued" Municipal Obligations

     The Fund may invest in municipal obligations that are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for the Fund until delivery occurs. Although the Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

     Purchasing municipal obligations on a "when- issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that municipal obligation. Furthermore, if the Fund sells the "when-issued" or "forward delivery" Municipal obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal and California State income taxation.

     Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

Stand-By Commitments

     When the Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Fund also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the Investment Company Act of 1940 Act, as amended ("1940 Act"), acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular municipal obligation held for it.

     The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in municipal obligations, and to the extent possible California municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

     The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

     The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

Taxable Securities

     Although the Fund will invest 80% of its assets in municipal obligations, the Fund may invest up to 20% of its assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     In addition, the Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Rating Services ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to municipal obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

Repurchase Agreements

     The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

     All repurchase agreements entered into by the Fund is fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

General

     The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

     Purchases and sales of securities will usually be principal transactions. Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the "1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Trust, on behalf of the Fund, may not:

     (1) invest, under normal circumstances, less than 80%; of the value of its assets in investments that derive income which is exempt from both federal income tax and the income tax of California;

     (2) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

     (3) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     (4) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     (5) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     (8) write, purchase or sell any put or call option or any combination thereof;

     (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

     (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

     For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

     Non-Fundamental Restrictions. The Trust on behalf of the Fund does not, as a matter of operating policy:

     (1) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

     (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

     (3) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     (4) invest for the purpose of exercising control or management;

     (5) purchase securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

     (6) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

     (7) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class; or

     (8) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

     For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

     Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

     From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

     As of the period from June 17, 2002 through October 31, 2002, the 7-day yields of the Fund's Class A, B, C, D, and Y shares were N/A, N/A, N/A, 1.30%, and 1.56%, respectively.

     Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return and the tax equivalent average annual total rate of return shares of the Fund was as follows:

     As of the period from June 17, 2002 through October 31, 2002, the 7-day tax-equivalent yields of the Fund's Class A, B, C, D, and Y shares were N/A, N/A, N/A, 2.33%, and 2.80%, respectively. Average annual return information for Class B is not available because there no Class B shareholders as of the date of this Prospectus. As of the period from June 17, 2002 through October 31, 2002, the Fund's performance information is as follows:


----------------------------------------------------------------------------------------------------------------
      Class A                 Class B               Class C               Class D(1)             Class Y(2)
----------------------------------------------------------------------------------------------------------------
             Since                  Since                  Since                  Since                  Since
Year One   Inception   Year One   Inception   Year One   Inception   Year One   Inception   Year One   Inception
--------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
   N/A        N/A         N/A        N/A         N/A        N/A         N/A       0.37%       N/A        0.39%
----------------------------------------------------------------------------------------------------------------

(1) June 17, 2002
(2) July 18, 2002

     Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since the Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

     A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The names of the Trustees, their addresses, ages/dates of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

     Trustees

------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                          Term of                           Portfolios
                                         Office and        Principal          in Fund
   Name, Address, and     Position(s)    Length of       Occupation(s)        Complex
       Age/Date            Held with        Time         During Past 5      Overseen by   Other Trusteeships
       of Birth              Fund          Served            Years            Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
------------------------------------------------------------------------------------------------------------
Frederick C. Chen         Trustee       Indefinite;   Management            26            None
P.O. Box 182845                         1990 to       Consultant (1/88
Columbus, Ohio 43218                    present       to present).
Date of Birth:
April 22, 1927
------------------------------------------------------------------------------------------------------------
Larry M. Robbins          Trustee       Indefinite;   Director for the      26            None
P.O. Box 182845                         1987 to       Center of
Columbus, Ohio 43218                    present       Teaching and
Date of Birth:                                        Learning,
December 2, 1938                                      University of
                                                      Pennsylvania
------------------------------------------------------------------------------------------------------------
Alan S. Parsow            Trustee       Indefinite;   General Partner of    26            None
P.O. Box 818                            1987 to       Parsow
Elkhorn, NE  68022                      present       Partnership, Ltd.
Date of Birth:                                        (1989 to present).
January 16, 1950
------------------------------------------------------------------------------------------------------------
Michael Seely             Trustee       Indefinite;   President of          26            None
475 Lexington Avenue                    1987 to       Investor Access
New York, NY 10017                      present       Corporation
Date of Birth:                                        (investor relations
June 7, 1945                                          consulting firm)
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
Leslie E. Bains*          Trustee       Indefinite;   Senior Executive      26            None
452 Fifth Avenue                        2000 to       Vice President,
26th Floor                              present       HSBC Bank USA,
New York, NY 10018                                    (2000 to present);
Date of Birth:                                        Executive Vice
July 28, 1943                                         President,
                                                      Republic National
                                                      Bank (1993 to
                                                      1999).
------------------------------------------------------------------------------------------------------------

* Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

The names of the Officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     Officers

------------------------------------------------------------------------------------------------------------------
  Name, Address, and     Position(s) Held with      Term of Office and         Principal Occupation(s) During
  Age/Date of Birth              Trust            Length of Time Served                 Past 5 Years
------------------------------------------------------------------------------------------------------------------
Walter B. Grimm*        President and Secretary   Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1997 to present         (6/92 to present).
Columbus, Ohio 43219
Date of Birth:
June 3, 1945
------------------------------------------------------------------------------------------------------------------
Richard F. Froio*       Vice President            Indefinite              Employee of BISYS Fund
60 State Street                                   1999 to present         Services, Inc. (4/99 to present); Legal
Suite 1300                                                                Product Manager, Loomig, Sayles & Co.
Boston, Massachusetts                                                     (3/93 to 4/99).
Date of Birth:
September 12, 1968
------------------------------------------------------------------------------------------------------------------
Mark L. Suter*          Vice President            Indefinite;             Employee of BISYS Fund Services, Inc.
90 Park Avenue                                    2000 to present         (1/00 to present); Vice President of
10th Floor                                                                Client Services, Seligman Data (6/97 to
New York, NY  10016                                                       12/99); Vice President, Capitalink (2/96
Date of Birth:                                                            to 5/97).
August 6, 1962
------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano      Vice President            Indefinite;             Senior Compliance Officer, HSBC Asset
452 5th Avenue                                    2002 to present         Management (Americas) Inc. (2001 to
18th Floor                                                                present); Director of Compliance, KPMG
New York, NY 10018                                                        Investment Advisers (8/99 to 3/01);
Date of Birth:                                                            Director of Compliance, Oppenheimer
August 6, 1962                                                            Capital (3/98 to 8/99); Securities
                                                                          Compliance Examiner, U.S. Securities and
                                                                          Exchange Commission (3/95 to 3/98)
------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf*          Treasurer                 Indefinite;             Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                 1999 to present         (7/99 to present); Director, Investors
Columbus, Ohio 43219                                                      Bank & Trust, Canadian Operations (3/97
Date of Birth:                                                            to 5/99).
January 26, 1969
------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley*         Secretary                 Indefinite;             Senior Vice President and General
90 Park Avenue                                    2000 to present         Counsel of BISYS Fund Services (5/98 to
New York, New York                                                        present); General Counsel of Moore
10016                                                                     Capital Management, Inc. (10/93 to
Date of Birth:                                                            5/96); Senior Vice President and General
May 29, 1955                                                              Counsel of Northstar Investment
                                                                          Management Corporation
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  Name, Address, and     Position(s) Held with      Term of Office and         Principal Occupation(s) During
  Age/Date of Birth              Trust            Length of Time Served                 Past 5 Years
------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Secretary       Indefinite;             Employee of BISYS Fund Services, Inc.
3425 Stelzer Road                                 1996 to present         (6/95 to present).
Columbus, Ohio 43219
Date of Birth:
April 4, 1967
------------------------------------------------------------------------------------------------------------------


* Messrs. Grimm, Froio, Suter and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.


Board of Trustees

     Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

     Committees

     The Trustees have established an audit committee, a valuation committee, and a nominating and corporate governance committee.

     Audit Committee

     The Audit Committee, which is composed of at least three independent trustees, is to oversee the financial reporting and internal accounting controls of the Trust. The audit committee is currently chaired by Mr. Chen. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees;
(iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund; and (v) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held two meetings during the last year.

     Valuation Committee

     The Valuation Committee includes at least one of the independent ("disinterested") Trustees of the Trust elected by the Board of Trustees and representatives from HSBC Asset Management (Americas) Inc. and BISYS Fund Services. This committee is currently chaired by Mr. Parsow. This committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee held no meetings during the last year.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed entirely of independent trustees and may be comprised of one or more such independent trustees. This committee is currently chaired by Mr. Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. This committee held no meetings during the last year.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.

-----------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                                                   Registered Investment
                                                   Companies Overseen by
                     Dollar Range of Equity   Trustee in Family of Investment
 Name of Trustee    Securities in the Trust              Companies
-----------------------------------------------------------------------------
Frederick C. Chen             none                    $50,001-$100,000
-----------------------------------------------------------------------------
Alan S. Parsow                none                         none
-----------------------------------------------------------------------------
Larry M. Robbins              none                    $10,001-$50,000
-----------------------------------------------------------------------------
Michael Seely                 none                         none
-----------------------------------------------------------------------------
Leslie E. Bains               none                     over $100,000
-----------------------------------------------------------------------------

     No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (no including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Advisor, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies).

-----------------------------------------------------------------------------------------------
                     Name of Owners
                          and
     Name of        Relationships to                               Value of
     Trustee             Trustee       Company   Title of Class   Securities   Percent of Class
-----------------------------------------------------------------------------------------------
Frederick C. Chen   none               none      none             none         none
-----------------------------------------------------------------------------------------------
Larry M. Robbins    none               none      none             none         none
-----------------------------------------------------------------------------------------------
Alan S. Parsow      none               none      none             none         none
-----------------------------------------------------------------------------------------------
Michael Seely       none               none      none             none         none
-----------------------------------------------------------------------------------------------

     As of October 16, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.


     No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Advisor or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     o    the Funds;

     o    an officer of the Funds;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

     o an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

     o    the Adviser or principal underwriter of the Funds;

     o    an officer of the Adviser or principal underwriter of the Funds;

     o a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

                              TRUSTEE COMPENSATION

     The Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $20,000 and a fee of $2,000 for each regular meeting of the Board of Trustees and a fee of $1,000 for each committee meeting, except that Mr. Robbins received an annual retainer of $25,000 and a fee of $2,500 for each regular meeting attended and $1,250 for each committee meeting. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to the Trustees of the Trust.

-----------------------------------------------------------------------------------------
                                      Pension or                              Total
                                      Retirement                           Compensation
                      Aggregate    Benefits Accrued      Estimated        From Fund and
 Name of Person,    Compensation   as Part of Funds   Annual Benefits     Fund Complex**
    Position          From Fund        Expenses*      Upon Retirement   Paid to Directors
-----------------------------------------------------------------------------------------
Fredrick C. Chen,
Trustee                $162.90           None               None             $25,000
-----------------------------------------------------------------------------------------
Alan S. Parsow,
Trustee                $162.90           None               None             $25,000
-----------------------------------------------------------------------------------------
Larry M. Robbins,
Trustee                $205.78           None               None             $30,500
-----------------------------------------------------------------------------------------
Michael Seely,
Trustee                $162.90           None               None             $25,000
-----------------------------------------------------------------------------------------
Leslie E. Bains,
Trustee                $     0           None               None             $     0
-----------------------------------------------------------------------------------------

* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consisted of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds.

Investment Adviser

     HSBC Asset Management (Americas) Inc. is the investment adviser to the Fund pursuant to an investment advisory contract (the "Advisory Contract") with the Trust. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund's average daily net assets.

     From the period of June 17, 2002 through October 31, 2002, the aggregate amount of advisory fees paid by the Fund was $68,707.

     The Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA ("HSBC"), a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for the Fund.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser may, out of its own resources, assist in marketing the Fund's shares.

     The Adviser has also entered into an Operational Support Services Agreement to provide operational support services in connection with the operation of the Fund. For its services, the Adviser is entitled to a fee from the Fund, computed daily and paid monthly, equal to on an annual basis to 0.10% of the Fund's average daily net assets. Operation support services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

     If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

     The investment advisory services of the Adviser to the Fund are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

     The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the Trust's Board of Trustees.

     The Board of Trustees approved the Advisory Contract with respect to the Fund in a meeting on December 9, 2002. In determining whether it was appropriate to approve the Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that the Advisory Contract is consistent with the best interests of the Fund to which it applies and its shareholders, and enables the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

     o The investment advisory fees payable to the Adviser under the Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

     o The Investment Advisory Agreement did not increase current investment advisory fees or overall operating expenses of the Fund over historical fee and expense levels;

     o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

     o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience;

     o The Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund; and

     o The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

     Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Fund.

Distribution Plans --Class A, Class B, Class C, and Class D Shares Only

     Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     From the period of June 17, 2002 through October 31, 2002, the aggregate amount of distribution expenses paid by the Fund was $0.

The Distributor and Sponsor

     BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

     The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its Shareholders.

     Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class

D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

     Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

     The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Fund Administrator

     Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. The Fund administrator may, out of its own resources, assist in marketing the Fund's shares. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

     The Administration Agreement will remain in effect until March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration

Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     From the period of June 17, 2002 through October 31, 2002, the aggregate amount for administrative fees paid by the Fund was $25,753.

Transfer Agent

     The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian and

     Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

     BISYS serves as the fund accounting agent for the Fund. From the period of June 17, 2002 through October 31, 2002, the aggregate amount of fund accounting fees paid by the Fund was $26,990.

Shareholder Servicing Agents

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

     The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

     Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or the Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of each share of each class of the Fund is determined on each day on which the U.S. bond markets are open for trading (the "Money Market Business Day"). The NAV is determined at 12:00 noon for the Fund. Shares of the Fund purchased on the Money Market Business Day prior to determination of the NAV for the Fund will receive the dividend declared for the Fund on the Money Market Business Day. Orders for the Fund effected on the Money Market Business Day after the NAV determination for the Fund will become effective at the NAV determined on the next Money Market Business Day, and will start earning dividends on the Money Market Business Day.

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

     Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. The Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

     In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

     The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

     Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

     The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

     An investor may purchase shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares of the Fund by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

     Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

     Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

     Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, Eastern time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.


     While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

     An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

Exchange Privilege

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC Asset Management (Americas) Inc. serves as investment adviser as the Adviser may determine (the "HSBC Investor Funds"):
HSBC Investor Money Market Fund, HSBC Investor Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, and HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor Shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

Automatic Investment Plan

     The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

     For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

     The Fund's shares (except Class B Shares, Class C Shares and Class Y Shares of the Fund) are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

     Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

     For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

Contingent Deferred Sales Charge ("CDSC") - Class B Shares

     Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Investor Funds. If an investor exchanges shares of other HSBC Investor Funds for shares of the Fund and wish to sell his or her shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC"). Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

                         CDSC as a % of Dollar
Years since Purchase   Amount Subject to Charge
0-1                             4.00%
1-2                             3.00%
2-3                             2.00%
3-4                             1.00%
More than 4                      None

     The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

Conversion Feature -- Class B Shares

     Class B Shares of the Money Market Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

     Level Load Alternative -- Class C Shares

     Investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Investor Funds. If an investor purchases Class C Shares or exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share for the Fund) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, Eastern time for the Fund on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.


     The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

     Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

     Redemption by letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     Redemption by wire or telephone. An investor may redeem Class A or Class D Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

     Shareholders may redeem Class A or Class D Shares of the Fund by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

     Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

     If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

                                RETIREMENT PLANS

     Class D Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

Individual Retirement Accounts

     The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

Defined Contribution Plans

     Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

Section 457 Plan, 401(k) Plan, 403(b) Plan

     The Fund may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Fund may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Retail Funds, except as required for federal income tax purposes.

     Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

     For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

     Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

     Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

     Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

     Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     As of October 16, 2003, the following persons owned of record or beneficially 5% or more of the Fund or class of shares:



                           Share Balance   Percentage
                           -------------   ----------
A SHARES

HSBC Brokerage USA, Inc.        2.25         100.00%
452 5th Avenue
New York, NY 10018

                           Share Balance   Percentage
                           -------------   ----------
D SHARES

HSBC Bank USA                80,127,926      99.96%
452 5th Avenue
Attn:  Kevin L. Parker
New York, NY 10018

                           Share Balance   Percentage
                           -------------   ----------
Y SHARES

Kinco and Co.                 500,738        100.00%
P.O. Box 1329
C/o HSBC Bank USA
Buffalo, NY 14240


                                    TAXATION

     The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

     The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of net investment income from tax-exempt obligations will generally be exempt from regular federal income tax and California regular income tax (to the extent derived from bonds paying interest exempt from California income tax). Residents of states other than California will generally be subject to state and possibly local taxes on dividends and distributions by the Fund. A portion of the Fund's dividends or distributions may be taxable to the extent that the Fund invests in obligations that are not tax-exempt obligations. A portion of income derived from certain tax-exempt obligation purchased at a market discount may also be taxed as ordinary income. Dividends and distributions from the Fund must generally be taken into account in determining whether social security benefits and certain railroad retirement benefits are taxable.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net short-term gains will be taxed as ordinary income and distributions of net long-term capital gains designated by the Fund are taxed as long-term capital gains. Taxable distributions will be taxed irrespective of whether the shares are reinvested in additional shares of the Fund. Distributions to Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     The Fund would not normally be an appropriate investment for non-taxable entities or tax-deferred retirement accounts, such as qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional benefit from receiving tax exempt income and since distributions from tax-deferred accounts are generally taxed even if they are derived from tax-exempt earnings.

     While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

     All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

     Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by California residents from interest on qualifying California bonds generally are exempt from California State personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from California State taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for California State personal income tax purposes (or for federal income tax purposes). Gain on the sale of redemption of Fund shares generally is subject to California State personal income tax.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust." Prior to April 12, 2001, the name of the Trust was Republic Funds.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

     The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust for the fiscal year ending October 31, 2003. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd. Suite 500, Columbus, Ohio 43215.

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

     The Trust, the Adviser and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     The Fund's current audited financial statements dated October 31, 2002 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 2002 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement if Additional Information.

Shareholder Inquiries

     All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.


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

         GENERAL AND ACCOUNT INFORMATION:   (800) 782-8183 (TOLL FREE)

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                       CALIFORNIA MUNICIPAL OBLIGATIONS(1)

     The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                  RECENT DEVELOPMENTS REGARDING STATE FINANCES

     The U.S. and California economies are taking longer than expected to recover from the current downturn, and the stock market has lost a considerable amount since midyear 2002. This has resulted in a significant downward revision in State revenues.

     The State predicts that the outlook for the California economy depends heavily on the fate of the national economy. Near-historic low interest rates should help the State economy in 2003, as should continued spending on national defense and homeland security. On balance, the State predicts that the outlook for the California economy is for slow growth in 2003 and moderate growth in 2004. Unemployment will likely increase somewhat in 2003 before falling in 2004.

     The main risk to the outlook for the State economy is the same for the national economy - a retrenchment by consumers. In addition, the State is more at risk to a delay in high-tech recovery. As for the nation, the economy could be stronger than expected if a new federal fiscal stimulus package made up of well-designed, effective tax breaks and targeted increases in government spending is enacted.

     On January 10, 2003, the Governor released his Proposed Budget for 2003-04 (the "2003-04 Budget"), which included updated revenue estimates for the past, the current and the upcoming fiscal years. The 2003-04 Budget estimates tax revenues for 2003-04 to be $65.8 billion, far below the level of income the State expected to receive as recently as the May 2002-03 budget revision. This decline is the most dramatic loss of revenues California has experienced since WWII. The delay in the economic recovery resulted in a budget shortfall in the current year and budget year totaling $34.6 billion. The Governor's 2003-04 Budget presents a balanced spending plan and simultaneously calls for structural reform to enable California to meet its future physical infrastructure and human resources demands.

     Most of the State's debt is long-term, used to finance capital projects, and owed to holders of the state's general obligation and lease-revenue bonds. Short-term debt of the State's General Fund is for cash flow purposes and consists of external borrowing (normally Revenue Anticipation Notes) and internal borrowing (borrowing from other funds within the state).

     California currently owes $22.7 billion in principal on outstanding non-self liquidating general obligation bonds (GO) as of the end of the calendar year 2002. The General Fund cost for payment of interest and redemption on these bonds is $1.7 billion in 2003-03 and is estimated at $1.9 billion in 2003-04.

----------
(1) Additional information can be found on the web site of the Department of Finance of the State of California at http://www.dof.ca.gov/.

     Outstanding lease-revenue bonds totaled $6.294 billion as of September 1, 2002, and are estimated to total $6.561 billion as of June 30, 2003, and $6.863 billion as of June 30, 2004. The cost of lease payments (principal and interest) was $525.7 million in 2001-02, and is estimated to be $547.5 million in 2002-03 and $571.5 million in 2003-04.

     A common measure of bonded indebtedness is the ratio of net tax-supported debt to General Fund revenues. Using this measure, California debt ratio for 2002-03 is 3.2 percent and would rise to 3.7 percent in 2003-04. The debt ratio for both and current year and budget is reduced from that reported last year as a result of lower GO debt payments resulting from debt restructuring. The increase from current year to budget year is due to education and resources general obligation bonds authorized by voters statewide in 2002.

                      RECENT DEVELOPMENTS REGARDING ENERGY

     DEVELOPMENT OF THE POWER SUPPLY PROGRAM. In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC"). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

     FINANCING THE POWER SUPPLY PROGRAM. The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund of the State aggregating approximately $6.1 billion. Advances from the General Fund ceased in June 2001, after which DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion. The Power Supply Program is also funded by revenue from electricity sales to customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

     In November 2002, the State Treasurer's office announced the completion of the sale of $11.3 billion in power supply revenue bonds. The $11.3 billion bond sale was comprised of three components -- $6.3 billion in tax-exempt, fixed rate bonds; $4.25 billion in tax-exempt variable and auction rate bonds; and $700 million in taxable rate bonds. The State was repaid $6.6 billion, including $5.9 billion in principal and $525 million in interest ($163 million was repaid to the State from bond proceeds in October 2002). The remainder of bond sale proceeds were used to repay an interim loan, fund reserves for the bond program, and pay costs of issuance and credit enhancements.

     The bonds are secured by DWR's bond charge revenues, imposed by the California Public Utilities Commission (CPUC) on approximately 10 million retail electricity customers served by the three investor-owned utilities in the State
- Pacific Gas & Electric Company (PG&E), San Diego Gas and Electric Company (SDG&E) and Southern California Edison Company (SCE). The bonds are separately secured from any other obligations of DWR and are neither obligations of the State, nor is State credit involved.

     The bond charge is a part of DWR's revenue requirement, which also includes a separate power charge for operations and maintenance expenses. The charges are authorized under a rate agreement between CPUC and DWR that was entered pursuant to the Power Supply Act. Under the Power Supply Act, DWR has the sole authority to determine and present to CPUC its revenue requirements, although they must be just and reasonable. CPUC is required to set electric rates at a level sufficient to meet the DWR's revenue requirements, which include the cost of debt service and the cost of the State's power purchaser program. Although the State aims to eventually exit the power purchasing business, DWR is responsible for purchasing the "residual net short," which is the electricity the State buys on the spot market to service a portion of the State's energy requirements not supplied by contracted power or power generated by the investor-owned utilities.

     To mitigate risk of higher energy prices, potential legal challenges, or changes in the political climate, the bond issue was structured with substantial reserves. Bondholders benefit from reserves to be maintained to support both debt service and the power purchase program. A debt service reserve account equal to maximum annual debt service is expected to be just under $1 billion. On the operating side, additional protection is provided by an operating reserve account and a required minimum balance in the operating account of $1 billion as long as the DWR continues to purchase residual net short electricity. Risk will diminish when DWR is longer purchasing electricity, but is only collecting the bond charge for debt service.

                               STATE INDEBTEDNESS

     CAPITAL FACILITIES FINANCING. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

     GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of January 1, 2003, the State had outstanding $22,681,172,000 aggregate principal amount of long-term general obligation debt and unused voter authorizations for the future issuance of $12,369,904,000 of long-term general obligation debt (commercial paper authorized to be issued by the respective Finance Committees is treated as issued).

     LEASE-PURCHASE DEBT. In addition to general obligation debt, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,742,753,000 General Fund-supported lease-purchase debt outstanding at January 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds had $4,188,623,000 authorized and unissued as of January 1, 2003.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations and bonds (excluding lease-purchase debt). State agencies and authorities had $9,415,879,108,000 in total outstanding obligation and bond revenue debt, and $773,185,000 of authorized but unissued obligation and bond revenue debt, as of January 1, 2003.

                                 STATE FINANCES

     THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2002, the General Fund had $2.948 billion in outstanding loans from the SFEU, General Fund special accounts or other special funds. As of January 10, 2003, the Department of Finance estimated that the General Fund would return $1.489 billion to SFEU for fiscal 2002-03.

     INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of December 31, 2002, the PMIA had more than $56 billion in taxpayer funds on hand. The Account invests monies on behalf of state government and more than 3,000 local jurisdictions.

     PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System (CalPERS), the California State Teachers' Retirement System (STRS) and the University of California Retirement System. The State has estimated pension costs of $1.7 billion for fiscal year 2003-04 to cover contributions to CalPERS and STRS. The Governor proposes to issue pension obligation bonds to cover the costs or to discuss the possibility of a loan from CalPERS and STRS, as part of each system's fixed-income investment portfolio, to pay for the State employer contributions.

     WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") has fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

     California's response to the federal welfare reforms is the California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

     Welfare caseloads have continued to decline with the implementation of the CalWORKs program. The 2002-03 and 2003-04 CalWORKs caseload projections are 511,000 and 514,000 cases, respectively.

     The 2003-04 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements. With that goal being met, the federally-imposed maintenance-of-effort ("MOE") level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion), saving $181.7 million.

     In 2003-04 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2003-04 Budget Act includes total CalWORKs-related expenditures of $6.7 billion, including, among others, TANF and MOE countable expenditures.

     The 2003-04 Budget provides for a one-time augmentation of $241.5 million for CalWorks employment services. Given the 6% reduction in CalWORKS grant levels from 2002, the funding is being provided to enable counties to provide tailored services to their individual needs to move CalWORKS recipients from welfare-to-work. All CalWORKS-related programs are currently administered by the counties and increasing the counties' share of the cost will serve as an incentive for them to pursue the most-cost effective approaches to service delivery.

     LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     Consistent with the 1991 State-Local Program Realignment, the 2003-04 Budget proposes a realignment of $8.2 billion worth of programs from the State to California's 58 counties. To provide an income stream to counties three new revenue sources were proposed: a 1% sales tax increase, a cigarette tax increase, and additional income tax brackets for upper-end wage earners. The 2003-04 Budget proposes to realign or transfer the responsibility of a wide variety of programs, including child welfare services, foster care, adoptions assistance, the Healthy Communities program, long-term care (In-Home Supportive Services), mental health and substance abuse, and court security.

     The 2003-04 Budget contains reductions in spending, but protects key public safety programs, including, among others, the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2003-04, the State proposes to provide $18.5 million for local law enforcement technology grants and $116.3 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $162 million for transportation, including, among other, roads, highways mass transit, and intercity rail; $1.26 million for environmental protection and hundreds of millions for health and human services.

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The 2003-04 Budget proposed to transfer the costs of court security to the counties equaling $300 million in State General Fund savings.

     The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. Under the State's realignment program, the General Fund would save $543 million in fiscal year 2003-04 by transferring the administration and employment services of CalWORKS to counties.

     STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Constitutionally, the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement and set forth the methods for determining the Appropriations Limit. State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for 1998-99 through 2002-03. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. As of the release of the 2003-04 Budget, the Department of Finance projects the Appropriations Subject to Limit to be $15.125 billion and $5.659 billion under the Appropriations limit in fiscal years 2002-03 and 2003-04, respectively.

                           State Appropriations Limit

                                   (Millions)

                                                   Fiscal Years

                                  1999-00   2000-01   2001-02   2002-03   2003-04
                                  -------   -------   -------   -------   -------
State Appropriations Limit        $50,673   $54,073   $59,318*  $58,499*  $61,262*
Appropriations Subject to Limit   $51,648   $51,648   $44,792*  $52,163*  $55,603*

Amount (Over)/Under Limit         $  (975)  $ 2,425   $15,126*  $ 6,336*  $ 5,659*

*Estimated/Projected.
SOURCE: State of California, Department of Finance.

     PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"); (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"); or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Finances--State Appropriations Limit" above.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. As a result, per-pupil funding from Proposition 98 sources remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

     In 1992, a lawsuit titled California Teachers' Association v. Gould was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

     Significant decline in 2002-03 estimated General Fund revenues and revised population figures and daily school attendance resulted in a proposed across-the-board reduction in education spending as required by Proposition 98. The total 2002-03 Proposition 98 funding is estimated to be $44.645 billion. Proposition 98 appropriations are proposed to be reduced by a total of $1.734 billion, which is 3.7 percent of total Proposition 98 revenues including property taxes. K-12 appropriations are reduced by $1.51 billion, a 3.6 percent reduction of total K-12 revenues, and California Community Colleges programs are reduced by $135 million, a 2.8 percent reduction of total revenues. In addition, a $143 million set-aside for Proposition 98 cost increases at the time of Budget enactment is no longer proposed to be appropriated.

TOBACCO LITIGATION. In 1998, the State signed settlement agreement with the four major cigarette manufacturers expected to generate $25 billion over the next 25 years, and under the settlement half of the money will be paid to the State and half to local governments. In January 2003, the State sold $3 billion of tobacco securitization bonds secured by the State's share of the tobacco settlement receipts received under the settlement agreement. The net proceeds from the sale will be deposited in the General Fund.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

     The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditure.

     The extraordinary fiscal resources available in 2000-2001 allowed the State to provide significantly increased funding for K-12 schools, higher education and heath and human services. A total of about $1.5 billion was enacted as part of the budget process.

     The 2002-03 Budget released on January 10, 2002 provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

                              CURRENT STATE BUDGETS

     The discussion below of the fiscal year 2002-03 and 2003-04 budget are based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2003-04 Budget which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

     FISCAL YEAR 2002-03 BUDGET. The $98.9 billion Budget reflected a year-over-year decrease in General Fund expenditures, despite population growth, program caseload growth, and price increases. The spending plan for 2002-03 included General Fund expenditures of $76.722 billion. The 2002-03 Budget Act also included Special Fund expenditures of $19.354 billion and Bond Fund expenditures of $2.812 billion. In response to adverse economic conditions, the 2002-03 Budget also included major across the board spending reductions in the 2001-02 spending plan, as well shifting of funding from the General Fund to other various sources.

     Some of the major features of the 2002-03 Budget Act were the following:

     (1) Total General Fund spending on K-12 education is $55.7 billion, an increase of $3.0 billion over 2001-02. Spending for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

     (2) The Budget provides total funding of $15.242 billion for higher education, an increase of $372.2 million, or 2.5 percent, over 2001-02.

     (3) The Budget funds public safety, such as COPS ($116.3 million) and Juvenile Crime Prevention programs ($116.3 million), technology grants for local law enforcement ($18.5 million), small county law enforcement grants ($18.5 million), the War on Metamphetamine initiative ($15 million), and high technology crime and identity theft efforts ($14.2 million).

     (4) The proposed Budget provided tax relief. By the end if fiscal year, 2002-03, taxpayers will have received an additional $4.5 billion in ongoing tax relief: $3.7 billion in vehicle license fee reductions, and $800 million in targeted tax relief that includes long-term care and child care credits for families, research and development credit for businesses, and relief from sales tax on fuel and equipment for California farmers.

          The December 2002 Mid-Year Spending Reduction Proposals disclosed that General Fund revenue receipts were $381 million below expectations. Combined with the State's preliminary estimate of $1.4 billion in lower than projected accrued revenues for 2001-02, the total fiscal year-to-date and prior-year shortfall was about $1.8 billion.

                             2003-04 PROPOSED BUDGET

     The 2003-04 Budget, released on January 10, 2003 (the "2003-04 Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

     The 2003-04 Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $65.8 billion, far lower than the May 2002 budget revision of $78.6 billion. The delay in the national and California economic recoveries is projected to result in a budget shortfall in the current year and budget year combined of $34.6 billion.

     The 2003-04 Budget contains the following major components:

     (1) Total Proposition 98 expenditures is $53 billion, a $496.8 million decrease from 2002-03 and a $12.6 billion increase over the 1998-99 level. A significant reason for the decline in year-over-year total funding is a one-time suspension for State Teachers' Retirement contributions.

     (2) In view of budget constraints, financial support for higher education amounts to $15.109 billion, or a decline of 0.7 percent. The reductions are intended to minimize the impact on direct instruction.

     (3) Youth and adult corrections expenditures will be reduced by 0.7 percent from the previous year. Health and human services expenditures will be decreased by 28.9 percent. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be curtailed in line with proposed spending reductions. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

     Consistent with the 1991 State-Local Program Realignment, the 2003-04 Budget proposes a realignment of $8.2 billion worth of programs from the State to California's 58 counties (see "Local Government" above).

                             ECONOMY AND POPULATION

     INTRODUCTION. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since the latter half of 2002, California's economy has not been performing well. The State lost jobs between June and November and personal income likely fell in the third quarter. Employment failed to improve, as the rate varied between 6.4 percent and 6.5 percent.

     ECONOMY. The 2003-04 Budget projects that the outlook for the California economy depends heavily on the fate of the national economy. On balance, the Budget projects slow growth in 2003 and moderate growth in 2004. Troubling to the State's economy is that the high-tech sector does not appear to have begun to recover. Additionally, the weakness in the stock market and the possibility of military action in Iraq have soured the mood of consumers.

     POPULATION AND LABOR FORCE. The State's mid-2002 population of over 35 million represented over 12 percent of the total United States population. The short-term population growth forecast is 1.6 percent. Through the next five years, the State will grow an average of 554,000 people each year. By July 2007, California will add nearly 3 million people to reach over 38 million people, a five year growth rate of 7.8 percent. This is 1 percent less than the 8.8 percent overall population growth since 1997.

     Population growth rates vary significantly by age group. The State's total population growth of 7.8 percent contrasts with 5.8 percent growth of pre-school age group and 3.0 percent growth in the school age group. The college-going age should grow 8.9 percent while the working and retire-aged populations should each grow 9 percent. The population in the working ages will increase by 1.7 million.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

                                     PART C

Item 23. Exhibits

     (a)(1) Form of Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. (1)

     (a)(2) Establishment and designation of series for HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund. (5)

     (a)(3) Establishment and designation of series for HSBC Investor Money Market Fund. (10)

     (a)(4) Establishment and designation of series for HSBC Investor Mid-Cap Fund. (10)

     (a)(5) Establishment and designation of series for HSBC Investor Limited Maturity Fund, and HSBC Investor California Tax-Free Money Market Fund. (11)

     (a)(6) Establishment and designation of series for HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Balanced Fund. (11)

     (a)(7) Establishment and designation of series for HSBC Investor Small Cap Value Fund. *

     (a)(8) Establishment and designation of series for HSBC Investor Growth Fund, HSBC Investor Value Fund and HSBC Investor Cash Management Fund. (15)

     (b)       Form of By-Laws. (1)

     (c) Specimen certificate of shares of beneficial interest of HSBC Investor Funds. (1)

     (d)(1) Form of Master Investment Advisory Contract, with supplements regarding HSBC Investor New York Tax-Free Fund, HSBC Investor New York Tax-Free Money Market Fund and HSBC Investor Equity Fund. (1)

     (d)(2) Form of Amended and Restated Second Master Investment Advisory Contract, with supplement regarding HSBC Investor U.S. Government Money Market Fund. (1)

     (d)(3) Form of Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and HSBC Asset Management (Americas) Inc. (13)

     (d)(4) Form of Investment Advisory Contract between HSBC Investor Funds and HSBC Asset Management (Americas) Inc. (11)

     (d)(5) Form of Investment Advisory Contract Supplement regarding HSBC Investor Growth and Income Fund. (11)

     (d)(6) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Treasury Money Market Fund. (11)

     (d)(7) Form of Investment Advisory Contract Supplement regarding HSBC Investor Balanced Fund. (11)

     (d)(8) Form of Investment Advisory Contract Supplement regarding HSBC Investor Money Market Fund. (13)

     (d)(9) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Government Money Market Fund. (13)

     (d)(10) Form of Investment Advisory Contract Supplement regarding HSBC Investor U.S. Treasury Money Market Fund. (13)

     (d)(11) Form of Investment Advisory Contract Supplement regarding HSBC Investor regarding New York Tax-Free Money Market Fund. (13)

     (d)(12) Form of Investment Advisory Contract Supplement regarding HSBC Investor regarding New York Tax-Free Bond Fund. (13)

     (d)(13) Form of Investment Advisory Contract Supplement regarding HSBC Investor Cash Management Fund. (15)

     (d)(14) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Fixed Income Portfolio. (13)

     (d)(15) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Small Cap Value Fund. *

     (d)(16) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund. (15)

     (d)(17) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Value Fund. (15)

     (d)(18) Form of Subadvisory Agreement between Alliance Capital Management L.P. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Equity Fund. (7)

     (d)(19) Form of Subadvisory Agreement between Capital Guardian Trust Company and HSBC Asset Management (Americas) Inc. regarding HSBC Investor International Equity Fund. (15)

     (d)(20) Form of Subadvisory Agreement between Institutional Capital Corporation and HSBC Asset Management (Americas) Inc. regarding the HSBC Investor Equity Fund (13)

     (d)(21) Form of Subadvisory Agreement between [ ] and HSBC Asset Management (Americas) Inc regarding HSBC Investor Small Cap Value Fund.*

     (d)(22) Form of Subadvisory Agreement between Westfield Capital Management, LLC, Inc. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Small Cap Equity Fund. (14)

     (d)(23) Form of Subadvisory Agreement between Alliance Capital Management L.P. and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Growth Fund. (15)

     (d)(24) Form of Subadvisory Agreement between Institutional Capital Corporation and HSBC Asset Management (Americas) Inc. regarding the HSBC Investor Value Fund. (15)

     (e) Form of Amended and Restated Distribution Agreement regarding HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax Free Money Market Fund, HSBC Investor New York Tax Free Fund, HSBC Investor Equity Fund, HSBC Investor Taxable Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Money Market Fund, HSBC Mid-Cap Fund, HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Growth and Income Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Balanced Fund, HSBC Investor Small Cap Value Fund, HSBC Investor Cash Management Fund, HSBC Investor Growth Fund, and HSBC Investor Value Fund. (4)

     (f)       Not applicable.

     (g)(1)    Form of Custodian Agreement. (8)

     (h)(1)    Form of Service Agreement. (1)

     (h)(2) Form of Operational Services Support Agreement between HSBC Asset Management (Americas) Inc. and HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor California Tax-Free Money Market Fund, and HSBC Investor Cash Management Fund. (13)

     (h)(3) Form of Administration Agreement between HSBC Investor Funds and BISYS. (8)

     (h)(4)    Form of Fund Accounting Agreement - BISYS. (8)

     (h)(5)    Form of Transfer Agency and Service Agreement - BISYS. (8)

     (h)(6) Form of Expense Limitation Agreement respecting Class B and Class C Shares of the HSBC Investor Bond Fund; Class A, Class B, Class C, Class D and Class Y Shares of the HSBC Investor U.S. Treasury Money Market Fund; Class A, Class B and Class C Shares of the HSBC Investor Opportunity Fund; Class A, Class B, Class C and Class Y Shares of the HSBC Investor Balanced Fund; Class A, Class B, Class C, Class D and Class Y Shares of the HSBC Investor California Tax-Free Money Market Fund; Class A, Class B and Class C Shares of the HSBC Investor Overseas Equity Fund; and Class I Shares of the HSBC Investor Money Market Fund. (14)

     (h)(7) Form of Expense Limitation Agreement respecting Class A, Class B, Class C, Class D, Class I and Class Y Shares of the HSBC Investor Cash Management Fund; Class I Shares of the HSBC Investor U.S. Government Money Market Fund; and Class I Shares of the HSBC Investor U.S. Treasury Money Market Fund.

     (i)       Not applicable.

     (j)       Consent of Independent Auditors.

     (k)       Not applicable.

     (l)(1) Initial Investor Representation letter regarding HSBC Investor International Equity Fund and HSBC Investor Fixed Income
               Fund. (2)

     (l)(2) Initial Investor Representation letter regarding HSBC Investor Equity Fund. (3)

     (m) Form of Amended and Restated Master Distribution Plan, with supplements regarding HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor New York Tax-Free Fund, HSBC Investor Equity Fund, HSBC Investor Fund, HSBC Investor Money Market Fund, HSBC Mid-Cap Fund, HSBC Investor California Tax-Free Money Market Fund, Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Limited Maturity Bond Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor Balanced Fund, HSBC Investor Small Cap Value Fund, HSBC Investor Cash Management Fund, HSBC Investor Growth Fund, and HSBC Investor Value Fund. (4)

     (n)       Form of Multiple Class Plan. (13)

     (p)(1) Form of Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios. (10)

     (p)(2)    Form of Code of Ethics for HSBC Asset Management (Americas),
               Inc. (10)

     (p)(3)    Form of Code of Ethics for Alliance Capital Management L.P. (10)

     (p)(4)    Form of Code of Ethics for Institutional Capital Corporation.
               (10)

     (p)(5)    Form of Code of Ethics for Capital Guardian Trust Company. (12)

     (p)(6)    Form of Code of Ethics for Westfield Capital Management, LLC.
               (14)

     (p)(7)    Form of Code of Ethics for [  ].*

     (p)(8)    Form of Code of Ethics for BISYS. (9)

     (o)(1) Powers of Attorney of Trustees and Officers of Registrant and HSBC Portfolios. (6)

     (o)(2)    Power of Attorney for Nadeem Yousaf. (10)

     (o)(3)    Power of Attorney for Walter B. Grimm. (10)

     (o)(4)    Power of Attorney for Leslie E. Bains. (10)

               ----------
          (1) Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

          (2) Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

          (3) Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

          (4) Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

          (5) Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

          (6) Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

          (7) Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement as filed with the SEC on January 31, 1997.

          (8) Incorporated herein by reference from post-effective amendment No. 63 to the Registration Statement as filed with the SEC on March 1, 1999.

          (9) Incorporated herein by reference from post-effective amendment No. 67 to the Registration Statement as filed with the SEC on February 29, 2000.

          (10) Incorporated herein by reference from post-effective amendment No. 69 to the Registration Statement as filed with the SEC on June 30, 2000.

          (11) Incorporated herein by reference from post-effective amendment No. 74 to the Registration Statement as filed with the SEC on December 28, 2000.

          (12) Incorporated herein by reference from post-effective amendment No. 75 to the Registration Statement as filed with the SEC on February 28, 2001.

          (13) Incorporated herein by reference from post-effective amendment No. 77 to the Registration Statement as filed with the SEC on January 30, 2002.

          (14) Incorporated herein by reference from post-effective amendment No. 81 to the Registration Statement as filed with the SEC on February 28, 2003.

          (15) Incorporated herein by reference from post-effective amendment No. 82 to the Registration Statement as filed with the SEC on August 8, 2003.

*    To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 25. Indemnification

     Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

     If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Advisers

     HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018, serves as investment adviser ("Adviser") and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

     Information as to the directors and officers of Capital Guardian Trust Company ("CGTC"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of CGTC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-60145) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

     Information as to the directors and officers of Institutional Capital Corporation ("ICAP"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ICAP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-40779) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of Alliance Capital Management L.P. ("Alliance"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Alliance in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-56720) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

     Information as to the directors and officers of Westfield Capital Management. LLC ("Westfield") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

     Information as to the directors and officers of [          ] together with
information as to any other business, profession, vocation or employment of a
substantial nature engaged in by the directors and officers of [         ] will
be provided by amendment.

Item 27. Principal Underwriter

(a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:

     Ambassador Funds, American Independence Funds Trust, American Performance Funds, AmSouth Funds, BB&T Funds, the Coventry Group, the Eureka Funds, the Hirtle Callaghan Trust, HSBC Advisor Funds Trust, HSBC Investor Funds, HSBC Investor Portfolios, the Infinity Mutual Funds, Inc., LEADER Mutual Funds, Legacy Funds Group, MMA Praxis Mutual Funds, Mercantile Funds, Inc., Old Westbury Funds, Inc., Pacific Capital Funds, USAllianz Variable Insurance Products Trust, Variable Insurance Funds, the Victory Portfolios, the Victory Variable Insurance Funds, the Willamette Funds, Vintage Mutual Funds, Inc.

(b) Information about Directors and Officers of BISYS Fund Services Limited Partnership is set forth below:

Name and Address                 Position with Underwriter   Position with Fund
-------------------------------------------------------------------------------
BISYS Fund Services Ohio, Inc.   Sole Limited Partner               None
3435 Stelzer Road
Columbus, OH 43219

BISYS Fund Services, Inc.*       Sole General Partner               None
3435 Stelzer Road
Columbus, OH 43219

     * Jocelyn E. Fullmer - Executive Representative
       William J. Tomko - Supervising Principal

(c)  Not applicable.

Item 28. Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105; Institutional Capital Corporation, 225 West Wacker Drive, Chicago, Illinois, 60606; Capital Guardian Trust Company, 11100 Santa Monica Boulevard, Los Angeles, CA 90025; Westfield
Capital Management LLC, 21 Fellow Street, Boston MA 02119 and [      ].

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, HSBC Investor Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 033-07647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 22nd day of October, 2003.


HSBC Investor Funds


Walter B. Grimm*
---------------
President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 22, 2003.



Walter B. Grimm*                               Nadeem Yousaf*
-----------------------                        -----------------------
Walter B. Grimm                                Nadeem Yousaf
President                                      Treasurer


Alan S. Parsow*                                Larry M. Robbins*
-----------------------                        -----------------------
Alan S. Parsow                                 Larry M. Robbins
Trustee                                        Trustee


Michael Seely*                                 Frederick C. Chen*
-----------------------                        -----------------------
Michael Seely                                  Frederick C. Chen
Trustee                                        Trustee


Leslie E. Bains*
-----------------------
Leslie E. Bains
Trustee


/s/ David J. Harris
-----------------------
*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as
Exhibit 19 to post-effective amendment No. 40.

                                 EXHIBIT INDEX

23(h)(7) Form of Expense Limitation Agreement respecting Class A, Class B, Class C, Class D, Class I and Class Y Shares of the HSBC Investor Cash Management Fund; Class I Shares of the HSBC Investor U.S. Government Money Market Fund; and Class I Shares of the HSBC Investor U.S. Treasury Money Market Fund.


23(j)      Consent of Independent Auditors